   As filed with the Securities and Exchange Commission on February 29, 1996
                                                               File No. 33-2610
                                                               File No. 811-4550
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A

                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933                 [X]

                       Post-Effective Amendment No. 32                  [X]

                                      and

                            REGISTRATION STATEMENT
                   UNDER THE INVESTMENT COMPANY ACT OF 1940             [X]

                               Amendment No. 34                         [X]

                              THE MAINSTAY FUNDS
                              ------------------
                 Formerly Mackay-Shields MainStay Series Fund
              (Exact Name of Registrant as Specified in Charter)

                               51 Madison Avenue
                           New York, New York  10010
           --------------------------------------------------------
                   (Address of Principal Executive Offices)

                                (212) 576-5773
           --------------------------------------------------------
              Registrant's Telephone Number, including Area Code

                                                         with a copy to:
A. Thomas Smith III, Esq.                                Jeffrey L. Steele, Esq.
The MainStay Funds                                       Dechert Price & Rhoads
51 Madison Avenue                                        1500 K Street, N.W.
New York, New York  10010                                Washington, DC  20005
--------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

Is is proposed that this filing will become effective (check appropriate box)

[_]  Immediately upon filing pursuant        [_]  on (   ) pursuant to paragraph
     to paragraph (b), or                         (b), or

[_]  60 days after filing pursuant to        [X]  on May 1, 1996 pursuant to
     paragraph (a)(i), or                         paragraph (a)(i), or

[_]  75 days after filing pursuant to        [_]  on (   ) pursuant to paragraph
     paragraph (a)(ii), or                        (a)(ii), of Rule 485


    On January 9, 1986 the Registrant registered an indefinite number of shares of all series then existing or subsequently established under the Securities Act of 1933 pursuant to Rule 24f-2, which it expressly reaffirms. The Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 1995 was filed on February 26, 1996.

================================================================================

                          PROSPECTUS AND STATEMENT OF
                       ADDITIONAL INFORMATION RELATING TO
                               THE MAINSTAY FUNDS
                             CROSS REFERENCE SHEET
                              REQUIRED BY RULE 404
                        UNDER THE SECURITIES ACT OF 1933


                          Items Required by Form N-1A
                          ---------------------------

Item Number in Part A                  Prospectus Caption
---------------------                  ------------------

     1                           Cover  Page

     2                           Tell Me the Key Facts - Analyze the
                                 Cost of Investing:  Two Kinds of
                                 Fees; If you invest $1,000, you might pay

     3 Financial Highlights; Tell Me the Details - Performance and Yield Information

     4                           Tell Me the Key Facts - Descriptions of
                                 Each Fund; General Investment Considerations; Tell Me the Details - The Trust; Other Information About the Funds; Description of Investments and Investment Practices; Investment Restrictions

     5 Tell Me the Key Facts - Descriptions of Each Fund; Know With Whom You're Investing; Tell Me the Details - The Trust; Investment Advisers, Administrator and Distributor

     5A                          See Annual Report

     6 Tell Me the Key Facts - Decide whether to pay a sales charge now, later or maybe never; Decide How to Receive Your Earnings; Understand the Tax Consequences; Know Your Rights as a Shareholder; Tell Me the Details - The Trust; Alternative Sales Arrangements; Portfolio Transactions; Tax Information

Item Number in Part A                  Prospectus Caption
---------------------                  ------------------

     7 Tell Me the Key Facts - Decide whether to pay a sales charge now, later or maybe never; Consider Reducing Your Sales Charge; Open an Account and Buy Shares; Know with Whom You're Investing; Tell Me the Details - Investment Advisers, Administrator and Distributor; How to Purchase Shares of the Funds; Alternative Sales Arrangements

     8 Tell Me the Key Facts - Know How to Sell and Exchange Shares; Tell Me the Details - Redemptions, Repurchases and Exchanges

     9                           Not Applicable

Item Number in Part B                  Statement of Additional
---------------------                  -----------------------
                                       Information Caption
                                       -------------------
     10                          Cover Page

     11                          Table of Contents

     12                          Organization and Capitalization

     13 Additional Policies of the Funds; Investment Practices Common to Two or More Funds; Additional Non-Fundamental Investment
                                 Restrictions

     14                          Trustees and Officers

     15                          Trustees and Officers; Other Information

     16                          The Advisers, the Administrator and the
                                 Distributor

     17                          Portfolio Transactions and Brokerage

     18                          Organization and Capitalization

Item Number in Part B                  Statement of Additional
---------------------                  -----------------------
                                       Information Caption
                                       -------------------
     19                          Shareholder Investment Account; Redemption and
                                 Repurchase; Net Asset Value

     20                          Tax Status

     21                          The Advisers, the Administrator and the
                                 Distributor

     22                          Calculation of Performance; Quotations;
                                 Tax Status

     23                          Financial Statements

--------------------------------------------------------------------------------

MainStay Funds   Prospectus  (May 1, 1996)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Read This!
--------------------------------------------------------------------------------
These Funds aren't federally insured or guaranteed by the U.S. Government--even if you're investing through a bank. Shares of these Funds are not deposits or obligations of, or guaranteed or insured by any financial institution, the Federal Deposit Insurance Corporation, or any other government agency. Investments in the Funds are subject to investment risks, including possible loss of principal.

No guarantees. There are no guarantees that a Fund will meet its objectives. All mutual funds involve risk, including the potential to lose some or all of your original investment. Except for money market funds, the price of a mutual fund share will fluctuate and, when sold, may be higher or lower than your original purchase price. Furthermore, although the Money Market Fund attempts to maintain a stable net asset value of $1 per share, there can be no assurance that it will succeed in doing so.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

Please read this prospectus carefully before you invest, and keep it for future reference. We hope you will easily find and understand the information you need; but if you have any suggestions for improvement--or if you need any help--please ask your registered representative or call us at:

                              The MainStay Funds
                                Client Service
                                1-800-522-4202

This prospectus includes information you should know before investing. For even more details, call or write for a free copy of the Statement of Additional Information (SAI), dated May 1, 1996 (as amended from time to time). The SAI is incorporated by reference into this prospectus and also has been filed with the Securities and Exchange Commission.
--------------------------------------------------------------------------------

[Graphic of newspaper clipping providing the following information for Class A and Class B shares of the Mainstay Funds: Inv. Obj., NAV, Offer Price, NAV Chg., %Ret. YTD, Max Init'l Chg., Total Expenses Ratio.]

MainStay offers 13 mutual funds.
--------------------------------------------------------------------------------

Growth
--------------------------------------------------------------------------------
Capital Appreciation Fund..................................................page
Equity Index Fund..........................................................page
International Equity Fund..................................................page
--------------------------------------------------------------------------------
Growth & Income
--------------------------------------------------------------------------------
Convertible Fund...........................................................page
Total Return Fund..........................................................page
Value Fund.................................................................page
--------------------------------------------------------------------------------
Income
--------------------------------------------------------------------------------
Government Fund............................................................page
High Yield Corporate Bond Fund.............................................page
International Bond Fund....................................................page
Money Market Fund..........................................................page
--------------------------------------------------------------------------------
Tax Free
--------------------------------------------------------------------------------
California Tax Free Fund...................................................page
New York Tax Free Fund.....................................................page
Tax Free Bond Fund.........................................................page

                     [LOGO OF MAINSTAY FUNDS APPEARS HERE]

                      This page intentionally left blank
2

--------------------------------------------------------------------------------
                                What's Inside?
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tell Me Quickly                                                       page
--------------------------------------------------------------------------------

The Funds; the number to call for help..........................................
A Quick Overview...Understanding MainStay Funds.................................

--------------------------------------------------------------------------------
Tell Me the Key Facts
--------------------------------------------------------------------------------

Analyze The Costs of Investing: Two Kinds of Fees...............................
If you invest $1,000, you might pay.............................................
Financial Highlights............................................................
Descriptions of each Funds......................................................
General Investment Considerations...............................................
Decide whether to pay a sales charge now, later...or maybe never................
Consider Reducing Your Sales Charges............................................
Open an Account and Buy Shares..................................................
Know How to Sell and Exchange Shares............................................
Decide How to Receive Your Earnings.............................................
Understand the Tax Consequences.................................................
Know with Whom You're Investing.................................................
Know Your Rights as a Shareholder...............................................

--------------------------------------------------------------------------------
Tell Me the Details
--------------------------------------------------------------------------------

The Trust.......................................................................
Other Information About the Funds...............................................
Description of Investments and Investment Practices.............................
Investment Restrictions.........................................................
Investment Advisers, Administrator, and Distributor.............................
How to Purchase Shares of the Funds.............................................
Alternative Sales Arrangements..................................................
Redemptions, Repurchases and Exchanges..........................................
Tax-Deferred Retirement Plans...................................................
Net Asset Value.................................................................
Portfolio Transactions..........................................................
Tax Information.................................................................
Performance and Yield Information...............................................
Appendix A: Description of Securities Ratings...................................
Appendix B: Taxable Equivalent Yield Table......................................

--------------------------------------------------------------------------------
                              A Quick Overview...
--------------------------------------------------------------------------------

Investing in a mutual fund may seem complicated; but it may be easier when you go through a registered representative. He or she can do many of the administrative tasks--and help you confidently manage the rest.

1
--------------------------------------------------------------------------------
Set your investment priorities
--------------------------------------------------------------------------------
    Decide if it is:

 .   protecting what you have

 .   receiving income from dividends

 .   participating in the potential for greater investment returns

 .   a combination of any of the above.

How much risk of losing money are you willing to take; how aggressive are you willing to be to try to make money? This two-part question may be the most difficult question in the world of investing. Start with your gut feeling--then talk it over with your registered representative. This is also an appropriate time to talk about your investment goals. Your registered representative may have some ideas you haven't considered.

--------------------------------------------------------------------------------

2
--------------------------------------------------------------------------------
Study the Funds/See how they invest
--------------------------------------------------------------------------------

Focus on the Funds that seem to be seeking your objectives. Read about the people who manage each Fund. Understand the types of securities in which each Fund invests and the risks associated with those investments.

Talk with your registered representative.

For key facts about, and risks of, the Funds, see pages __-__. For more detailed information, see "Tell Me the Details" in this prospectus and see the Statement of Additional Information (SAI).

--------------------------------------------------------------------------------

3
--------------------------------------------------------------------------------
Evaluate each Fund's track record, fees and expenses
--------------------------------------------------------------------------------

Turn to pages _-__ for Financial Highlights. Read down the columns (by year) and find, in particular, the opening and closing share prices, the amount of income produced, and the "total investment return" figures to see how each Fund has done in the past.

Don't just look at recent performance, which may or may not be repeated. Read the "total investment return" for each year to look for a performance pattern. Remember, though, no fund can ever guarantee it will continue to perform at the same levels.

Understand one-time and ongoing fees.

See the tables beginning on pg. __ for your Fund's one-time and ongoing fees and the impact of those costs on a $1,000 investment.

--------------------------------------------------------------------------------

7
--------------------------------------------------------------------------------
Open an account/Buy shares

To open an account, fill out an application, and have your registered representative place the order. He or she can be invaluable here.

Make sure to provide complete information, including who will own the account, and certify your Social Security number or Taxpayer ID. This is also the time to decide how you want to receive earnings (in cash or additional shares), whether you want telephone privileges, and to make other choices that will affect how you manage your investments. (You may also place the order directly with MainStay.)

For more on opening an account (including opening an account directly) see pages
__-__.

--------------------------------------------------------------------------------

8
--------------------------------------------------------------------------------
See how many shares your money will buy
--------------------------------------------------------------------------------

You can calculate the number of shares of a Fund your money buys using a simple equation: (1) subtract the amount of any sales charge; then (2) divide the amount of your investment by the price of one share of the Fund.

Each Fund's share price (NAV or "net asset value") is calculated at the close of business of the New York Stock Exchange, normally 4:00 PM Eastern time, each business day (except for the Money Market Fund, which is calculated at noon). The number of shares you receive is based on the NAV next calculated after your order is received. You'll receive written confirmation of your purchase.

To learn more, see pages __-__.

--------------------------------------------------------------------------------

9
--------------------------------------------------------------------------------
Ongoing fees
--------------------------------------------------------------------------------

Every mutual fund pays fees for services. These may include administration, distribution and marketing, investment management and shareholder services. Fees may be charged monthly, quarterly, annually or on a different schedule. You're not charged directly; the Fund pays the fees to the firms who provide the services, and then deducts the amounts from the Fund's assets. This, con-sequently, reduces the NAV of your shares.

To learn more, see pages _ and _.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        ...Understanding MainStay Funds
--------------------------------------------------------------------------------

4
--------------------------------------------------------------------------------
Decide how much to invest in each Fund
--------------------------------------------------------------------------------

You may split your investment among as many MainStay Funds as you desire. The initial investment, however, must be at least $500 in each Fund ($1,000 for the Money Market Fund and Equity Index Fund); then $50 thereafter (except for the Equity Index Fund, for which it is $1,000).

--------------------------------------------------------------------------------

5
--------------------------------------------------------------------------------
Decide how to pay the sales charge: now or later
--------------------------------------------------------------------------------

There may be a sales charge on share purchases. You may choose to pay it when you invest (and you'll own "A" shares); or defer it until you sell, according to a sliding scale based on the number of years you own the shares (you'll own "B" shares). The sliding scale drops from 5% in the first year to 0% in the seventh year.

Deferring the sales charge allows you to buy more shares; but you'll pay higher ongoing fees than "A" shareholders, which will reduce any earnings paid to you. For a list of the pros and cons of each choice, see pg. __.

--------------------------------------------------------------------------------

6
--------------------------------------------------------------------------------
Consider reducing the sales charge
--------------------------------------------------------------------------------

There are also many ways to reduce or eliminate your sales charges, whether by arranging a regularly scheduled investment plan, transferring assets from another mutual fund company, or others. There are no sales charges for reinvesting earnings.

See pg. __ for details.

--------------------------------------------------------------------------------

10
--------------------------------------------------------------------------------
Earn dividends and capital gains
--------------------------------------------------------------------------------

Your Fund may earn money through interest payments, dividend payments, or through capital appreciation of the securities it owns. The Fund periodically distributes these earnings to you, based on the number of shares you own.

You should check how often a Fund makes distributions, especially if current income is important to you.

You may elect to have earnings sent to you or have them automatically reinvested in more shares (with no sales charge).

To learn more, see pg. __.

--------------------------------------------------------------------------------

11
--------------------------------------------------------------------------------
Exchange shares/ Redeem shares
--------------------------------------------------------------------------------

You generally may redeem your shares on any business day, or transfer them to another Fund by exchanging shares. The Fund will redeem your shares and give you the cash or, if you wish, exchange shares of one MainStay Fund for shares of another. You can only exchange shares of the same class.

If you own "B" shares you may pay a charge when you redeem your shares, depending on the length of time you've held the shares. MainStay provides a number of convenient ways to redeem your shares.

If you buy $1 million or more of "A" shares and redeem them within a year of the purchase, you will pay a sales charge.

To learn more, see pages __ and __.

--------------------------------------------------------------------------------

12
--------------------------------------------------------------------------------
Manage your taxes/Align your goals
--------------------------------------------------------------------------------

If you've made a profit on your investment--either through dividends or distributions, you may have to pay taxes at tax time (consult your tax adviser).

Be aware that even a tax-free fund may earn taxable income for you. Also be aware that your Fund may earn 1996 income that will be paid to you in January, 1997, but will apply to your 1996 tax return.

To learn more, see pg. __.

--------------------------------------------------------------------------------


13
--------------------------------------------------------------------------------
Know your rights/Stay informed
--------------------------------------------------------------------------------

Most of all, you have the right to ask questions--and have them answered intelligently. You may call your registered representative or the MainStay client service number at 1-800-522-4202.

MainStay will send you a quarterly statement (a monthly statement for the Money Market Fund), a confirmation of each transaction and annual and semi-annual reports on your Fund's status and investments.

To learn more, see pg. __.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Analyze the Costs of Investing: Two Kinds of Fees
--------------------------------------------------------------------------------

To help you understand the costs of investing in a MainStay Fund, we've provided expense information based on the expenses paid by each Fund for the most recent fiscal year. Because some expenses are based on the value of the Fund's assets, which fluctuates daily, you should only use these figures as hypothetical examples of what you might actually pay.

One-time fees. You may pay one-time transaction fees: a sales charge (commission) for each separate investment or redemption, as applicable. See pg __ for more details.

Ongoing fees. Each Fund pays ongoing operating fees to the investment adviser, administrator, custodians and other professionals who provide services to the Fund. These fees are billed to the Fund and then factored into the share price. They're not billed to you separately; but they do reduce the value of each share you own. See pg __ for more details.

The 12b-1 fees shown below pay, for example, commissions and marketing/promotional expenses. Management fees go to the investment advisers who invest your money and to others for their administrative duties such as keeping records and providing you with statements and reports. "Other" includes legal, auditing, custodian and other fees.

(See pg. __-__ for more details on fees.)

--------------------------------------------------------------------------------

Why read about costs? Costs are important: they lower your earnings. For example, a Fund with higher costs must perform better just to equal the return of a Fund with lower costs. All things being equal, therefore, a lower-cost Fund will begin with an advantage.

Lower fees alone, however, will not guarantee better total return performance. For example, a Fund with no up-front sales charge may actually have higher ongoing expenses. It may also leave you without a registered representative to advise you. You should be sure you understand the nature of different costs.

Investing a million? The up-front sales charge is waived on investments of $1 million or more in Class A shares. But, there will be a charge of 1% on redemptions (sales of shares) made within a year of the purchase date.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    If you invest $1,000, you might pay...
--------------------------------------------------------------------------------

The "Examples" on the following pages are provided to help you understand the various costs and expenses that an investor in each Fund will bear directly or indirectly.

The examples below are based on a hypothetical 5% annual return and redemption at the end of each period; and the annual fund operating expenses reflected in the chart on the left.

The actual return on your investment, of course, may be more or less than 5%; and the actual expenses may also be more or less than those shown, depending on a variety of factors, including the performance of the Fund. The figures below, therefore, do not represent how your investment will perform, nor do they show how the Funds have actually performed in the past. They are strictly hypothetical examples.

--------------------------------------------------------------------------------

 . Take Note: The lowest sales charge won't always be the least expensive option.

The deferred sales charge (B shares) declines the longer you stay invested in the Fund (from 5% in year one to 0% in year seven); but, even if your sales charge drops to 0%, your cost over time might be more than the cost of paying the full up-front sales charge. Notice the examples below: you pay higher 12b-1 fees (which are ongoing fees) if you defer the sales charge.

--------------------------------------------------------------------------------
Operating Expenses                                                      Examples
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND                      CLASS A     CLASS B                  CLASS A              CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Assuming
                                                                                                                    Redemption
                                                                                                Assuming No         at the End
Shareholder Transaction Expenses                                                                 Redemption       of Each Period
Maximum Sales Load Imposed on Purchase of                                                        ----------       --------------
Shares (as a percentage of offering price)      5.50%       None       After 1 year    $             $                   $
                                                                       After 3 years   $             $                   $
                                                                       After 5 years   $             $                   $
                                                                       After 10 years  $             $                   $
Deferred Sales Charge
(as a percentage of redemption proceeds)/1/     None        5.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees (after fee waivers and                                                              [Two pie charts to appear here
reimbursements)/2/                                --          --                                    (one for Class A and one for
12b-1 Fees/3/                                     --          --                                    Class B) each of which will
Other Expenses                                    --          --                                    indicate the dollar amounts of
                                                ----        ----                                    a $1,000 investment allocated
Total Fund Operating Expenses                     --          --                                    to payment of sales charges,
                                                ====        ====                                    management fees, 12b-1 fees and
                                                                                                    other expenses. The amount of
                                                                                                    total expenses will also be
                                                                                                    provided.]

---------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                      CLASS A     CLASS B                  CLASS A              CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Assuming
                                                                                                                    Redemption
                                                                                                Assuming No         at the End
Shareholder Transaction Expenses                                                                 Redemption       of Each Period
Maximum Sales Load Imposed on Purchase of                                                        ----------       --------------
Shares (as a percentage of offering price)      5.50%       None       After 1 year    $             $                   $
                                                                       After 3 years   $             $                   $
                                                                       After 5 years   $             $                   $
                                                                       After 10 years  $             $                   $
Deferred Sales Charge
(as a percentage of redemption proceeds)/1/     None        5.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees (after fee waivers and                                                              [Two pie charts to appear here
reimbursements)/2/                                --          --                                    (one for Class A and one for
12b-1 Fees/3/                                     --          --                                    Class B) each of which will
Other Expenses                                    --          --                                    indicate the dollar amounts of
                                                ----        ----                                    a $1,000 investment allocated
Total Fund Operating Expenses                     --          --                                    to payment of sales charges,
                                                ====        ====                                    management fees, 12b-1 fees and
                                                                                                    other expenses. The amount of
                                                                                                    total expenses will also be
                                                                                                    provided.]

---------------------------------------------------------------------------------------------------------------------------------
EQUITY FUND                                    CLASS A                              CLASS A
---------------------------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchase of
Shares (as a percentage of offering price)      5.50%                  After 1 year    $
                                                                       After 3 years   $
                                                                       After 5 years   $
                                                                       After 10 years  $
Deferred Sales Charge
(as a percentage of redemption proceeds)/1/      None

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees (after fee waivers and                                                              [Pie chart to appear here
reimbursements)/2/                                --          --                                    indicating the dollar amounts
12b-1 Fees/3/                                     --          --                                    of a $1,000 investment allocated
Other Expenses                                    --          --                                    to payment of sales charges,
                                                ----        ----                                    management fees, 12b-1 fees and
Total Fund Operating Expenses                     --          --                                    other expenses. The amount of
                                                ====        ====                                    total expenses will also be
                                                                                                    provided.]


--------------------------------------------------------------------------------
Operating Expenses                                                      Examples
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE FUND                                   CLASS A     CLASS B       CLASS A                      CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Assuming
                                                                                                                    Redemption
                                                                                                Assuming No         at the End
Shareholder Transaction Expenses                                                                 Redemption       of Each Period
Maximum Sales Load Imposed on Purchase of                                                        ----------       --------------
Shares (as a percentage of offering price)          5.50%       None       After 1 year    $         $                   $
                                                                           After 3 years   $         $                   $
                                                                           After 5 years   $         $                   $
                                                                           After 10 years  $         $                   $
Deferred Sales Charge
(as a percentage of redemption proceeds)/1/         None        5.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees (after fee waivers and                                                              [Two pie charts to appear here
reimbursements)/2/                                --          --                                    (one for Class A and one for
12b-1 Fees/3/                                     --          --                                    Class B) each of which will
Other Expenses                                    --          --                                    indicate the dollar amounts of
                                                ----        ----                                    a $1,000 investment allocated
Total Fund Operating Expenses                     --          --                                    to payment of sales charges,
                                                ====        ====                                    management fees, 12b-1 fees and
                                                                                                    other expenses. The amount of
                                                                                                    total expenses will also be
                                                                                                    provided.]
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND                              CLASS A     CLASS B          CLASS A                       CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Assuming
                                                                                                                    Redemption
                                                                                                Assuming No         at the End
Shareholder Transaction Expenses                                                                 Redemption       of Each Period
Maximum Sales Load Imposed on Purchase of                                                        ----------       --------------
Shares (as a percentage of offering price)      5.50%       None       After 1 year    $             $                   $
                                                                       After 3 years   $             $                   $
                                                                       After 5 years   $             $                   $
                                                                       After 10 years  $             $                   $
Deferred Sales Charge
(as a percentage of redemption proceeds)/1/     None        5.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees (after fee waivers and                                                              [Two pie charts to appear here
reimbursements)/2/                                --          --                                    (one for Class A and one for
12b-1 Fees/3/                                     --          --                                    Class B) each of which will
Other Expenses                                    --          --                                    indicate the dollar amounts of
                                                ----        ----                                    a $1,000 investment allocated
Total Fund Operating Expenses                     --          --                                    to payment of sales charges,
                                                ====        ====                                    management fees, 12b-1 fees and
                                                                                                    other expenses. The amount of
                                                                                                    total expenses will also be
                                                                                                    provided.]


---------------------------------------------------------------------------------------------------------------------------------
VALUE FUND                                     CLASS A     CLASS B          CLASS A                       CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Assuming
                                                                                                                    Redemption
                                                                                                Assuming No         at the End
Shareholder Transaction Expenses                                                                 Redemption       of Each Period
Maximum Sales Load Imposed on Purchase of                                                        ----------       --------------
Shares (as a percentage of offering price)      5.50%       None       After 1 year    $             $                   $
                                                                       After 3 years   $             $                   $
                                                                       After 5 years   $             $                   $
                                                                       After 10 years  $             $                   $
Deferred Sales Charge
(as a percentage of redemption proceeds)/1/     None        5.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees (after fee waivers and                                                              [Two pie charts to appear here
reimbursements)/2/                                --          --                                    (one for Class A and one for
12b-1 Fees/3/                                     --          --                                    Class B) each of which will
Other Expenses                                    --          --                                    indicate the dollar amounts of
                                                ----        ----                                    a $1,000 investment allocated
Total Fund Operating Expenses                     --          --                                    to payment of sales charges,
                                                ====        ====                                    management fees, 12b-1 fees and
                                                                                                    other expenses. The amount of
                                                                                                    total expenses will also be
                                                                                                    provided.]

8

--------------------------------------------------------------------------------
Operating Expenses                                                      Examples
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT FUND                                CLASS A     CLASS B                  CLASS A              CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Assuming
                                                                                                                    Redemption
                                                                                                Assuming No         at the End
Shareholder Transaction Expenses                                                                 Redemption       of Each Period
Maximum Sales Load Imposed on Purchase of                                                        ----------       --------------
Shares (as a percentage of offering price)      4.50%       None       After 1 year    $             $                   $
                                                                       After 3 years   $             $                   $
                                                                       After 5 years   $             $                   $
                                                                       After 10 years  $             $                   $
Deferred Sales Charge
(as a percentage of redemption proceeds)/1/     None        5.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees (after fee waivers and                                                              [Two pie charts to appear here
reimbursements)/2/                                --          --                                    (one for Class A and one for
12b-1 Fees/3/                                     --          --                                    Class B) each of which will
Other Expenses                                    --          --                                    indicate the dollar amounts of
                                                ----        ----                                    a $1,000 investment allocated
Total Fund Operating Expenses                     --          --                                    to payment of sales charges,
                                                ====        ====                                    management fees, 12b-1 fees and
                                                                                                    other expenses. The amount of
                                                                                                    total expenses will also be
                                                                                                    provided.]

---------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD CORPORATE BOND FUND                 CLASS A     CLASS B                  CLASS A              CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Assuming
                                                                                                                    Redemption
                                                                                                Assuming No         at the End
Shareholder Transaction Expenses                                                                 Redemption       of Each Period
Maximum Sales Load Imposed on Purchase of                                                        ----------       --------------
Shares (as a percentage of offering price)      4.50%       None       After 1 year    $             $                   $
                                                                       After 3 years   $             $                   $
                                                                       After 5 years   $             $                   $
                                                                       After 10 years  $             $                   $
Deferred Sales Charge
(as a percentage of redemption proceeds)/1/     None        5.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees (after fee waivers and                                                              [Two pie charts to appear here
reimbursements)/2/                                --          --                                    (one for Class A and one for
12b-1 Fees/3/                                     --          --                                    Class B) each of which will
Other Expenses                                    --          --                                    indicate the dollar amounts of
                                                ----        ----                                    a $1,000 investment allocated
Total Fund Operating Expenses                     --          --                                    to payment of sales charges,
                                                ====        ====                                    management fees, 12b-1 fees and
                                                                                                    other expenses. The amount of
                                                                                                    total expenses will also be
                                                                                                    provided.]

---------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BOND FUND                        CLASS A      CLASS B                  CLASS A              CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Assuming
                                                                                                                    Redemption
                                                                                                Assuming No         at the End
Shareholder Transaction Expenses                                                                 Redemption       of Each Period
Maximum Sales Load Imposed on Purchase of                                                        ----------       --------------
Shares (as a percentage of offering price)      4.50%       None       After 1 year    $             $                   $
                                                                       After 3 years   $             $                   $
                                                                       After 5 years   $             $                   $
                                                                       After 10 years  $             $                   $
Deferred Sales Charge
(as a percentage of redemption proceeds)/1/     None        5.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees (after fee waivers and                                                              [Two pie charts to appear here
reimbursements)/2/                                --          --                                    (one for Class A and one for
12b-1 Fees/3/                                     --          --                                    Class B) each of which will
Other Expenses                                    --          --                                    indicate the dollar amounts of
                                                ----        ----                                    a $1,000 investment allocated
Total Fund Operating Expenses                     --          --                                    to payment of sales charges,
                                                ====        ====                                    management fees, 12b-1 fees and
                                                                                                    other expenses. The amount of
                                                                                                    total expenses will also be
                                                                                                    provided.]

--------------------------------------------------------------------------------
Operating Expenses                                                      Examples
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND                              CLASS A     CLASS B                  CLASS A              CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Assuming
                                                                                                                    Redemption
                                                                                                Assuming No         at the End
Shareholder Transaction Expenses                                                                 Redemption       of each Period
Maximum Sales Load Imposed on Purchase of                                                        ----------       --------------
Shares (as a percentage of offering price)      None        None       After 1 year    $             $                   $
                                                                       After 3 years   $             $                   $
                                                                       After 5 years   $             $                   $
                                                                       After 10 years  $             $                   $
Deferred Sales Charge
(as a percentage of redemption proceeds)/1/     None        5.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees (after fee waivers and                                                              [Two pie charts to appear here
reimbursements)/2/                                --          --                                    (one for Class A and one for
12b-1 Fees/3/                                     --          --                                    Class B) each of which will
Other Expenses                                    --          --                                    indicate the dollar amounts of
                                                ----        ----                                    a $1,000 investment allocated
Total Fund Operating Expenses                     --          --                                    to payment of sales charges,
                                                ====        ====                                    management fees, 12b-1 fees and
                                                                                                    other expenses. The amount of
                                                                                                    total expenses will also be
                                                                                                    provided.]

---------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA TAX FREE FUND                       CLASS A     CLASS B                  CLASS A              CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Assuming
                                                                                                                    Redemption
                                                                                                Assuming No         at the End
Shareholder Transaction Expenses                                                                 Redemption       of each Period
Maximum Sales Load Imposed on Purchase of                                                        ----------       --------------
Shares (as a percentage of offering price)      4.50%       None       After 1 year    $             $                   $
                                                                       After 3 years   $             $                   $
                                                                       After 5 years   $             $                   $
                                                                       After 10 years  $             $                   $
Deferred Sales Charge
(as a percentage of redemption proceeds)/1/     None        5.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees (after fee waivers and                                                              [Two pie charts to appear here
reimbursements)/2/                                --          --                                    (one for Class A and one for
12b-1 Fees/3/                                     --          --                                    Class B) each of which will
Other Expenses                                    --          --                                    indicate the dollar amounts of
                                                ----        ----                                    a $1,000 investment allocated
Total Fund Operating Expenses                     --          --                                    to payment of sales charges,
                                                ====        ====                                    management fees, 12b-1 fees and
                                                                                                    other expenses. The amount of
                                                                                                    total expenses will also be
                                                                                                    provided.]

---------------------------------------------------------------------------------------------------------------------------------
NEW YORK TAX FREE FUND                         CLASS A     CLASS B                  CLASS A              CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Assuming
                                                                                                                    Redemption
                                                                                                Assuming No         at the End
Shareholder Transaction Expenses                                                                 Redemption       of each Period
Maximum Sales Load Imposed on Purchase of                                                        ----------       --------------
Shares (as a percentage of offering price)      4.50%       None       After 1 year    $             $                   $
                                                                       After 3 years   $             $                   $
                                                                       After 5 years   $             $                   $
                                                                       After 10 years  $             $                   $
Deferred Sales Charge
(as a percentage of redemption proceeds)/1/     None        5.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees (after fee waivers and                                                              [Two pie charts to appear here
reimbursements)/2/                                --          --                                    (one for Class A and one for
12b-1 Fees/3/                                     --          --                                    Class B) each of which will
Other Expenses                                    --          --                                    indicate the dollar amounts of
                                                ----        ----                                    a $1,000 investment allocated
Total Fund Operating Expenses                     --          --                                    to payment of sales charges,
                                                ====        ====                                    management fees, 12b-1 fees and
                                                                                                    other expenses. The amount of
                                                                                                    total expenses will also be
                                                                                                    provided.]

--------------------------------------------------------------------------------
Operating Expenses                                                      Examples
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
TAX FREE BOND FUND                             CLASS A     CLASS B                  CLASS A              CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Assuming
                                                                                                                    Redemption
                                                                                                Assuming No         at the End
Shareholder Transaction Expenses                                                                 Redemption       of Each Period
Maximum Sales Load Imposed on Purchase of                                                        ----------       --------------
Shares (as a percentage of offering price)      4.50%       None       After 1 year    $             $                   $
                                                                       After 3 years   $             $                   $
                                                                       After 5 years   $             $                   $
                                                                       After 10 years  $             $                   $
Deferred Sales Charge
(as a percentage of redemption proceeds)/1/     None        5.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees (after fee waivers and                                             [Two pie charts to appear here (one for Class A
reimbursements)/2/                                --          --                    and one for Class B) each of which will indicate
12b-1 Fees/3/                                     --          --                    the dollar amounts of a $1,000 investment
Other Expenses                                    --          --                    allocated to payment of sales charges,
                                                ----        ----                    management fees, 12b-1 fees and other expenses.
Total Fund Operating Expenses                     --          --                    The amount of total expenses will also be
                                                ====        ====                    provided.]


1. Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. However, because front-end sales charges are waived on investments in Class A shares of $1 million or more, a contingent deferred sales charge of 1.00% will be imposed on redemptions of such investments effected within one year of the date of purchase. With respect to Class B shares, the amount of the contingent deferred sales charge will depend on the number of years since the shareholder made the purchase payment from which an amount is being redeemed. See "Alternative Sales Arrangements--Deferred Sales Charge Alternative--Class B Shares--Contingent Deferred Sales Charge, Class B."

2.  Management Fees include both Investment Advisory and Administration fees.

3. Under rules of the National Association of Securities Dealers, Inc. (the "NASD"), a distribution fee of up to 0.75% of average annual net assets is treated as a sales charge for certain purposes under those rules. Because the distribution fee is an annual fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of the maximum front-end sales charge permitted by rules of the NASD. For a description of the distribution plans adopted by the Funds, see "The Distributor."

4. The Adviser and Administrator each agreed that a portion of its fees would not be imposed, pursuant to the applicable contracts, until such time as the Fund reaches $50 million in net assets. Had the reduction in fees not been reflected in the above table, the management fee would have been --, and the annualized total fund operating expenses would have been -- and -- for Class A and Class B, respectively.

5. The Adviser and Administrator each agreed that a portion of its fees would not be imposed, pursuant to the applicable contracts, during the fiscal year ended December 31, 1995. In addition, the Adviser and the Administrator agreed to limit certain expenses at various times during the fiscal year ended December 31, 1995 to the extent the expenses of the Fund exceeded on an annualized basis defined voluntary expense limitations, expressed as a percentage of net assets of the Fund. Had the reduction of certain fees otherwise payable and voluntary expense limitations not been reflected in the above table, the annualized operating expenses would have been -- and management fees would have been --.

6. Based on a voluntary expense limitation imposed by the Distributor. The Distributor reserves the right to terminate or revise this limitation when the assets of a Fund reach $25 million. Without the expense limitation, total expenses for the California Tax Free Fund would be -- and -- for the Class A and Class B shares, respectively, total expenses for the New York Tax Free Fund would be -- and -- for the Class A and Class B shares, respectively.

--------------------------------------------------------------------------------
                             Financial Highlights
--------------------------------------------------------------------------------

Here are the financial histories for each of the 13 MainStay Funds. The information for each of the ten years up to December 31, 1995 (including the short year ended 12/31/94) has been audited by Price Waterhouse LLP, independent accountants. You should read the related financial information and notes in their unqualified reports on each Fund incorporated by reference in the Statement of Additional Information.

Additional performance information is included in each Fund's annual report to shareholders.

For a free copy of the Statement of Additional Information (SAI) or the annual report, ask your registered representative; call MainStay Client Service at 1-800-522-4202; or write to NYLIFE Distributors Inc., 260 Cherry Hill Rd., Parsippany, NJ 07054.

--------------------------------------------------------------------------------
                             Financial Highlights
--------------------------------------------------------------------------------
A Financial Highlights Table for each Fund will appear here.

--------------------------------------------------------------------------------
                             Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Financial Highlights
--------------------------------------------------------------------------------

                           -------------------------
                           Capital Appreciation Fund
                           -------------------------

--------------------------------------------------------------------------------
                          Capital Appreciation Fund
                           The Fund's objective is:
--------------------------------------------------------------------------------


to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

Who should invest? Investors who seek growth and are willing to accept a higher level of risk for higher return potential.

See page X for more details about the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             The Fund invests in:
--------------------------------------------------------------------------------

The Fund may invest in a variety of companies and securities including common stocks, preferred stocks, warrants and other equity securities. The Adviser selects investments according to the economic environment and the attractiveness of particular markets. Generally, though, the Fund does not invest its assets for short-term profits.

Under normal market conditions...

 ...securities of companies with these characteristics:

 . participation in expanding product or service markets;

 . increasing unit sales volume;

 . revenue growth and earnings per share superior to the average of common stocks comprising indices such as the S&P 500 Stock Index; or

 . an increasing return on investment.

 ...any other securities that are deemed by MacKay-Shields to be ready for a rise in price, or expected to have accelerated growth in earnings due to special factors like new management, new products, changes in consumer demand or changes in the economy.

 ...other investments suitable for most or all MainStay Funds. (See pg. X, "General Investment Considerations" and pg. __, "Description of Investments and Investment Practices," for details.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Risks? Opportunities for greater gain often come with greater risks of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500 Stock Index.

--------------------------------------------------------------------------------
Who's managing your money?

Edmund Spelman and Rudy Carryl of MacKay-Shields Financial Corporation.

Mr. Spelman is a Director at MacKay-Shields who specializes in equities. He joined the firm in 1991 after working as an analyst at Oppenheimer & Co. since 1983. Mr. Spelman has acted as a portfolio manager of the Capital Appreciation and Total Return Funds since 1991. Mr. Carryl joined MacKay-Shields Financial Corporation as a Director--and the manager of this Fund--in 1992. He has fifteen years of investment management and research experience. Mr. Carryl was Research Director and Senior Portfolio Manager at Value Line, Inc. from 1978-1992. Mr. Carryl has also acted as a portfolio manager of the Total Return Fund since 1992.

                               -----------------
                               Equity Index Fund
                               -----------------

--------------------------------------------------------------------------------
                               Equity Index Fund
                           The Fund's objective is:
--------------------------------------------------------------------------------

to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the Standard & Poor's 500 Composite Stock Price Index (the "Index").

Who should invest? Investors who seek a conservative way to participate in the growth potential of stocks with the protection of a principal guarantee.

See pg. X for more details about the Fund.

--------------------------------------------------------------------------------

Guarantee. This Fund comes with an unconditional guarantee from NYLIFE, Inc. that, exactly 10 years from your date of purchase, the value of your shares will equal the price you paid, provided all dividends and distributions are reinvested and are not subject to tax witholding. If you redeem shares before or after the guarantee date, you will forfeit the benefit of the guarantee. For details, see pg.__ under "Equity Index Fund."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             The Fund invests in:
--------------------------------------------------------------------------------

Under normal market conditions...

 ...at least 80% of net assets in stocks listed in the Index. The Fund will attempt to be fully invested at all times, and will invest in stocks in the same proportions as they are invested in the Index.

The Fund may invest in securities of foreign issuers included in the Index.

 ...other investments suitable for most or all MainStay Funds. (See pg. X, "General Investment Considerations" and pg. __, "Description of Investments and Investment Practices," for details.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Risks? An investment in this Fund involves risks similar to those of investing directly in common stocks. The Fund uses the Index because it represents about two-thirds of the total market value of all common stocks and is well-known to investors. The Index also represents total return performance including reinvested dividends of the stocks in the Index.

--------------------------------------------------------------------------------
Who's managing your money?

James Mehling and Holly Cox of Monitor Capital Advisors, Inc.

Mr. Mehling joined Monitor Capital Advisors in 1991 after working as Director of Risk Management in the investment department of New York Life Insurance Company. Mr. Mehling is currently chief investment officer for Monitor. He began his career in financial services with Merrill Lynch in 1976 and was with County NatWest Government Securities from 1987-1989. Ms. Cox joined Monitor in 1993. She is a Vice President and Portfolio Manager with responsibility for international equity funds, active quantitative equity portfolios and the development of quantitative investment strategies. Prior to joining Monitor, Ms. Cox worked as a Portfolio Manager at Pan Agora Asset Management with responsibility for the day to day management of international index portfolios and all foreign futures trading.

The Index is a broad measurement of stock market performance composed of 500 common stocks selected by Standard & Poor's.

The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation.

By including a stock in the Index, Standard & Poor's takes no stance on the stock's investment value.

                           -------------------------
                           International Equity Fund
                           -------------------------

--------------------------------------------------------------------------------
                           International Equity Fund
                           The Fund's objective is:
--------------------------------------------------------------------------------

to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

Who should invest? Investors who prefer the higher return potential of international equities or want to add diversification to their domestic investments.

See pg. X for more details about the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             The Fund invests in:
--------------------------------------------------------------------------------

Under normal market conditions...

 ...at least 65% of total assets in a diversified portfolio of equity securities, which may include common stocks, preferred stocks, warrants, and other equity securities of issuers, wherever organized, who do business mainly outside the U.S. Eligible investments include any equity or equity-related investments, domestic or foreign, whether denominated in foreign currencies or U.S. dollars.

 ...a variety of countries, with a minimum of 5 countries other than the U.S. This includes countries with established economies as well as emerging market countries, including those in Latin America, and other newly industrialized countries such as South Korea and Taiwan, that the Adviser believes present favorable opportunities.

 ...no more than 25% of total assets in any one industry group or in any one government, not including the U.S.

The Fund may buy currency on a spot basis and enter into forward foreign currency contracts for hedging purposes. The Fund may also buy foreign currency options, securities index options, and enter into futures contracts and related options. (for more details, see pg. X.)

 ...other investments suitable for most or all MainStay Funds. (See pg. X, "General Investment Considerations" and pg. __, "Description of Investments and Investment Practices," for details.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This Fund is for long-term investors who seek growth over current income. It is not designed as a way to speculate on short-term stock market swings. Investors should be able to tolerate sudden, sometimes substantial fluctuations in value.

Risks? Alone, this Fund is not a balanced investment plan. It is appropriate for investors wanting investments in markets outside the U.S. while seeking to avoid undue volatility. The orientation is in avoiding excessive risk, although there are risks associated with any investment. Due to this philosophy, the Fund may not attain as high a return as more aggressively managed international funds-- although the Fund is expected to outperform some funds in down markets. There is no guarantee that the Fund will succeed in achieving its objective.

Investments in foreign securities could be more volatile and more difficult to sell than U.S. investments, and involve additional risks. (For more on risks of investing in foreign securities, see "Description of Investments and Investment Practices--Foreign Securities.")

--------------------------------------------------------------------------------

Who's managing your money?

Michael M. Perelstein and Shigemi Takagi of MacKay-Shields Financial
Corporation.

Mr. Perelstein joined MacKay-Shields as a Managing Director in 1989 with more than 6 years of international and global investment experience. Immediately prior to joining the firm, he had been the International Strategist at Brinson Partners Inc. Mr. Perelstein has served as a portfolio manager of the Fund since it was started in 1994. Mr. Takagi is a Director at MacKay-Shields, specializing in international equities. He joined the firm in 1989 after working at First Boston Corp. as an international equity analyst. He has served as a portfolio manager since the Fund was started in 1994.

                               ----------------
                               Convertible Fund
                               ----------------

--------------------------------------------------------------------------------
                               Convertible Fund
                           The Fund's objective is:
--------------------------------------------------------------------------------

to seek capital appreciation together with current income. Certain of the Fund's investments have speculative characteristics.

Who should invest? Investors who want income from securities that may offer growth potential if converted into common stock.

See pg. X for more details about the Fund.

--------------------------------------------------------------------------------
                             The Fund invests in:
--------------------------------------------------------------------------------

The Fund takes a flexible approach, investing in a broad range of securities of a variety of companies and industries:

Under normal market conditions...

 ...at least 65% of the net assets in convertible securities (such as preferred stock, bonds, debentures, corporate notes and others which can be converted into common stock).

 ...not more than 5% of total assets in securities that are:

 . rated less than B by Moody's or S&P; or

 . unrated but judged by the Adviser to be of comparable quality.

     The Fund may invest without restriction in securities rated Ba or B by Moody's or BB or B by S&P.

 ...up to 35% of total assets in non-convertible debt, equity securities, U.S. government securities, cash or cash equivalents.

 ...other investments suitable for most or all MainStay Funds. (See pg. X, "General Investment Considerations" and pg. __, "Description of Investments and Investment Practices," for details.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Risks? Generally, when interest rates fall, the NAV rises; and when interest rates rise, the NAV declines.

A convertible security's total return partly depends on the performance of the common stock into which it can be converted. The Fund doesn't generally restrict investments by rating category.

Securities rated Ba (Moody's), BB (S&P) or lower (sometimes called "junk bonds") aren't considered "investment grade" and run greater risks of price fluctuations, default by the issuer, and other risks that may be considered speculative. (See p.__, "Risks of Investing in High Yield Securities ("Junk Bonds")" for more details; and Appendix A for a description of ratings.)

--------------------------------------------------------------------------------

Who's managing your money?

Denis Laplaige and Neil Feinberg of MacKay-Shields Financial Corporation.

Mr. Laplaige is President and Managing Director of MacKay-Shields. He joined the firm in 1982, became a Director in 1988, Managing Director in 1991 and a member of the Board of Directors in 1993. He has managed this Fund since 1991 and is also a manager of the Value Fund and the High Yield Corporate Bond Fund. Mr. Feinberg is a Director of MacKay-Shields and has been a portfolio manager for the Convertible Fund since he joined the firm in 1992. For the previous three years, he was an analyst for National Securities and Research Corporation; and for the prior four years he worked as a CPA/auditor for Peat Marwick Main & Company.

                               -----------------
                               Total Return Fund
                               -----------------

--------------------------------------------------------------------------------
                               Total Return Fund
                           The Fund's objective is:
--------------------------------------------------------------------------------

to realize current income consistent with reasonable opportunity for future growth of capital and income.

The Fund takes a flexible approach by investing in a broad range of securities which may be spread among different companies, industries and types of securities. Securities may include common stocks, convertible securities, warrants, bonds, preferred stocks and other debt obligations, including money market instruments.

Who should invest? Investors who seek a combination of income and growth potential and want to manage risk through diversification.

See pg. X for more details about the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             The Fund invests in:
--------------------------------------------------------------------------------

Under normal market conditions...

 ...at least 30% of total assets in equities. Usually, a majority of stocks of companies with revenue growth and earnings per share better than the average of the stocks that comprise the S&P 500 Index. The Fund also invests in stocks and other equities which the Adviser believes are "undervalued;"

 ...at least 30% of total assets in debt securities, including U.S. government securities, corporate debt securities, asset-backed securities, mortgage-backed securities and commercial paper. The long-term investments are expected mainly to be rated A or better by S&P or Moody's; or, unrated but judged by the Adviser to be of comparable quality;

 ...up to 20% of the debt securities may be rated below A but must be rated at least Ba (Moody's) or BB (S&P); or, if unrated, judged by the Adviser to be of comparable creditworthiness;

 ...but no more than 5% of the Fund's total assets may be below investment grade.

 ...other investments suitable for most or all MainStay Funds. (See pg. X, "General Investment Considerations" and pg. __,"Description of Investments and Investment Practices," for details.)

--------------------------------------------------------------------------------

Who's managing your money?

Ravi Akhoury, Edmund Spelman and Rudy Carryl of MacKay-Shields Financial Corporation.

Mr. Akhoury joined MacKay-Shields as a Director in 1984, became Managing Director in 1988, President and member, Board of Directors in 1989, and Chairman and CEO in 1992. Previously, he'd served four years as fixed income manager for Fischer Francis Trees and Watts and seven years for the Equitable Life Assurance Society. He has been a portfolio manager of the Total Return Fund since 1987, and also manages the Government and Tax Free Bond Funds. Mr. Spelman's bio and Mr. Carryl's bio appear on pg.___.

--------------------------------------------------------------------------------

Risks? The Fund may allocate its assets among equity and debt securities and, therefore, has some exposure to the risks of both common stocks and bonds. Debt securities rated Ba (Moody's) or BB (S&P) run greater risks of price fluctuations, default by the issuer, and other risks. Securities rated Ba (Moody's), BB (S&P) or lower are considered speculative and are sometimes called "junk bonds". (See pg.___ for more details; and Appendix A for ratings descriptions.)

--------------------------------------------------------------------------------

                                  ----------
                                  Value Fund
                                  ----------

--------------------------------------------------------------------------------
                                  Value Fund
                           The Fund's objective is:
--------------------------------------------------------------------------------

to realize maximum long-term total return from a combination of capital growth and income. It is not designed or managed primarily to produce current income.

Who should invest? Investors who seek to maximize total return from securities which may have more potential than the market currently sees.

See pg. X for more details about the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             The Fund invests in:
--------------------------------------------------------------------------------

The Fund takes a flexible approach, emphasizing investments in common stocks with the characteristics listed below.

Under normal market conditions...

 ...at least 65% of net assets in common stocks which:

 . the Adviser believes were "undervalued" (selling below their value) when purchased;

 . typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criteria; and

 . are listed on a national securities exchange or are traded in the Over-the-
  Counter (OTC) market.

 ...other investments suitable for most or all MainStay Funds. (See pg. X, "General Investment Considerations" and pg.___, "Description of Investments and Investment Practices," for details.)

Usually, stocks deemed to be at full value will be replaced with new, "undervalued" stocks.

In assessing whether a stock is undervalued, the Adviser considers many factors and will compare the market price to the company's "book" value, estimated value of the company's assets (liquidating value) and cash flow. To a lesser extent, the Adviser will also look at trends and forecasts such as growth rates and future earnings.

--------------------------------------------------------------------------------

Who's managing your money?

Denis Laplaige and Thomas Kolefas of MacKay-Shields Financial Corporation.

Mr. Laplaige has served as a portfolio manager of the Value Fund since 1986. His biography is on pg. ___. Mr. Kolefas has been a portfolio manager for the Value Fund since he joined MacKay-Shields in 1991. Mr. Kolefas is a Director of MacKay-Shields. He specializes in equity securities. Previously (from 1987-
1991), Mr. Kolefas was an equity research analyst in the investment research department of the investment sector of The Bank of New York.

--------------------------------------------------------------------------------

Risks? The Fund invests primarily in common stocks and therefore is exposed to the risks of investing in those securities, including fluctuations in value.

--------------------------------------------------------------------------------

                                ---------------
                                Government Fund
                                ---------------

--------------------------------------------------------------------------------
                                Government Fund
                           The Fund's objective is:
--------------------------------------------------------------------------------

to seek a high level of current income, consistent with safety of principal.

Who should invest? Investors who seek to combine high current income and safety of principal.

See pg. X for more details about the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             The Fund invests in:
--------------------------------------------------------------------------------

Under normal market conditions...

 ...at least 65% of the total assets in U.S. government securities including:

 . U.S. Treasury bills (maturing in one year or less), notes (1-10 years), and bonds (generally, 10+ years);

 . debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; and

 . Government National Mortgage Association ("GNMA") mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools, such as securities issued by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC").

 ...enter into agreements to purchase securities on a when-issued or forward commitment basis.

 ...other investments suitable for most or all MainStay Funds. (See pg. X, "General Investment Considerations" and pg.___, "Description of Investments and Investment Practices," for details.)

--------------------------------------------------------------------------------

Who's Managing Your Money?

Ravi Akhoury and Edward Munshower of MacKay-Shields Financial Corporation.

Mr. Akhoury, Chairman and CEO of MacKay-Shields, has served as portfolio manager of the Government Fund since 1986. His bio appears on pg. X. Mr. Munshower is a Director of MacKay-Shields and has been a portfolio manager for the Government Fund since 1986. He joined MacKay-Shields as a Fixed Income Investment Specialist in 1985 after having been an Investment Analyst for New York Life Insurance Company. Mr. Munshower has over 14 years of experience in investment management and research.

--------------------------------------------------------------------------------

Risks? Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's NAV will fluctuate. Generally, when interest rates fall, the NAV rises; and when interest rates rise, the NAV declines.

Mortgage-backed securities may be prepaid prior to maturity. Prepayment rates may be affected by changes in mortgage rates: During periods of falling rates, prepayments tend to increase; during periods of rising rates, they tend to decrease. Prepayments usually are reinvested at different rates than the original investment. As a result, these securities can increase in value less than "non-callable" bonds during falling rate periods, yet involve comparable risks during rising rate periods.

--------------------------------------------------------------------------------

                        ------------------------------
                        High Yield Corporate Bond Fund
                        ------------------------------

--------------------------------------------------------------------------------
                        High Yield Corporate Bond Fund
                       The Fund's primary objective is:
--------------------------------------------------------------------------------

maximum current income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective. The potential for high yield is accompanied by higher risk. Certain of the Fund's investments are speculative.

Who should invest? Investors who want to maximize current income and can accept the higher risk of securities with high yield potential.

See pg. X for more details about the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             The Fund invests in:
--------------------------------------------------------------------------------

Under normal market conditions...

 ...at least 75% of total assets in corporate debt securities:

 . all types of foreign and domestic debt securities ordinarily in the lower rating categories of Moody's (Baa to B) and S&P (BBB to B). These securities tend to offer yields above those that are rated higher and are not considered speculative.

 ...without restriction in securities rated at least Ba or B by Moody's, BB or B by S&P, or unrated securities considered by the Adviser to be of comparable quality.

 ...not more than 15% of net assets in securities rated lower than B by Moody's or S&P.

The Fund may also hold various types of equity securities issued in conjunction with debt securities or acquired as a result of a conversion or other corporate restructuring.

 ...other investments suitable for most or all MainStay Funds. (See p. X, "General Investment Considerations" and pg. ___, "Description of Investments and Investment Practices," for details.)

--------------------------------------------------------------------------------

Who's managing your money?

Denis Laplaige and Steven Tananbaum of MacKay-Shields Financial Corporation.

Mr. Laplaige has served as portfolio manager of the High Yield Corporate Bond Fund since 1991. His biography is on pg.___. Mr. Tananbaum has been a portfolio manager for the Fund since he joined MacKay-Shields in 1989. He is also a Director at MacKay-Shields. Previously, he worked as a high yield and merger associate intern in the corporate finance department at Kidder Peabody.

--------------------------------------------------------------------------------

Risks? Generally, when interest rates fall, the NAV rises; and when interest rates rise, the NAV declines.

Securities rated below BBB or Baa (sometimes called "junk bonds") are not considered "investment grade." There is more price volatility, more risk of losing your principal and interest, a greater possibility of the issuer going bankrupt, and other risks which is why these securities may be considered speculative. (For a more complete discussion of those risks, see pg.___, "Risks of Investing in High Yield Securities ("Junk Bonds") ). Seeking to reduce risk, the Fund's Adviser diversifies investments and also pays close attention to issuer creditworthiness and trends across industries and in the economy. (See Appendix A for a description of ratings.)

If the Adviser is incorrect in its expectations of changes in interest rates, or in its evaluation of the normal yield relationship between two securities, the Fund's income, NAV and potential capital gains could decrease; or the potential loss could increase. This and other factors may affect the income available for distribution to shareholders.

--------------------------------------------------------------------------------

                            -----------------------
                            International Bond Fund
                            -----------------------

--------------------------------------------------------------------------------
                            International Bond Fund
                           The Fund's objective is:
--------------------------------------------------------------------------------

to seek to provide competitive overall return commensurate with an acceptable level of risk by investing primarily in a portfolio consisting of non-U.S. (primarily government) debt securities.

Who should invest? Investors who prefer the higher return potential of international bonds or want to add diversification to their domestic investments.

See pg. X for more details about the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             The Fund invests in:
--------------------------------------------------------------------------------

Under normal conditions, in...

 ...any debt or debt-related investment, domestic or foreign, denominated in foreign or U.S. currency.

 ...at least 65% of total assets in debt securities of foreign governments, agencies and supranational organizations denominated in foreign currencies. These could have fixed, variable, floating or inverse floating rates of interest. The Fund may also purchase debt securities of corporate issuers. Some of these securities may be privately issued and/or convertible into common stock; or they may be traded together with warrants for the purchase of common stock.

 ...a variety of countries, generally a minimum of 5 countries other than the U.S. This includes countries with established economies as well as emerging market countries, including those in Latin America, and other newly industrialized countries such as South Korea and Taiwan, that the Adviser believes present favorable opportunities.

 ...not more than 25% of net assets in debt securities rated below BBB by S&P or Baa by Moody's; or, if unrated, deemed by the Adviser to be of equal quality. (See Appendix A for a description of ratings.)

The Fund may buy currency on a spot basis and enter into forward foreign currency contracts for hedging purposes. The Fund may also buy forward foreign currency options, securities index options, and enter into futures contracts and related options. (for more details, see pg. X.)

 ...other investments suitable for most or all MainStay Funds. (See pg. X, "General Investment Considerations" and pg. ___, "Description of Investments and Investment Practices," for details.)

--------------------------------------------------------------------------------

Who's managing your money?

Michael M. Perelstein of MacKay-Shields Financial Corporation.

Mr. Perelstein joined MacKay-Shields as a Managing Director in 1989 with more than 6 years of international and global investment experience. Immediately prior to joining the firm, he had been the International Strategist at Brinson Partners Inc. Mr. Perelstein has served as a portfolio manager of the Fund since it was started in 1994.

--------------------------------------------------------------------------------

Risks? Alone, this Fund is not a balanced investment plan. It may be appropriate for investors wanting investments in markets outside the U.S. while seeking to avoid higher volatility. The orientation is in avoiding excessive risk, although there are risks associated with any investment. Due to this philosophy, the Fund may not attain as high a return as more aggressively managed international funds--although the Fund is expected to outperform some funds in down markets. There is no guarantee that the Fund will succeed in achieving its objective.

Generally, when interest rates fall, the NAV rises; and when interest rates rise, the NAV declines.

Securities rated below BBB or Baa (sometimes called "junk bonds") are not considered "investment grade." There is more price volatility, more risk of losing your principal and interest, a greater possibility of the issuer going bankrupt, and other risks, which is why these securities may be considered speculative. (See pg.__, "Risks of Investing in High Yield Securities ("Junk Bonds")," for details and Appendix A for a description of ratings.)

Investments in foreign securities could be more volatile and more difficult to sell than U.S. investments, and involve additional risks. (For more on risks of investing in foreign securities, see "Description of Investments and Investment Practices--Foreign Securities.")

There are certain risks associated with investment in securities with floating or inverse floating rates of interest. (See "Description of Investments and Investment Practices--Floaters and Inverse Floaters.")

--------------------------------------------------------------------------------

Securities of issuers in one country may be denominated in the currency of another country.

                               -----------------
                               Money Market Fund
                               -----------------

--------------------------------------------------------------------------------
                               Money Market Fund
                           The Fund's objective is:
--------------------------------------------------------------------------------

to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity. Investments in the Fund are neither insured nor guaranteed by the U.S. government. Although the Fund attempts to maintain a stable net asset value (NAV) of $1 per share, there can be no assurance that it will succeed in doing so.

Who should invest? Investors who are averse to risk or want to earn competitive yields on cash they're planning to spend or invest in the near future.

See pg. X for more details about the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             The Fund invests in:
--------------------------------------------------------------------------------

 ...short-term securities of the U.S. government (those that mature within 13 months).

 ...bank and bank holding company obligations (including CDs and bankers' acceptances). The banks must have capital, surplus and undivided profits of over $100 million (as of their most recent financial statement); up to 10% of the Fund's securities may not meet these criteria as long as they're federally insured. The Fund will invest more than 25% of its total assets in bank obligations.

 ...commercial paper (short-term, unsecured loans to corporations), including variable rate master demand notes; and other short-term corporate loans (one year or less).

 ...dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks (such as negotiable CDs, also known as Eurodollars) including variable rate master demand notes and floating rate notes.

 ...up to 5% of total assets in securities of one issuer, (this doesn't apply to U.S. government securities and related repurchase agreements).

 ...except, more than 5% of total assets may be invested in securities from one issuer for up to 3 days if they're rated in the highest category by at least two major rating agencies ("First Tier"); or, if unrated, deemed to be of comparable quality by the Adviser. (Only one of these investments at a time.)

 ...up to 5% of total assets in securities that were rated in the top two categories by at least two nationally recognized rating agencies, but not rated in the highest category by two or more major rating agencies ("Second Tier"); or, if unrated, deemed to be of comparable quality by the Adviser when acquired.

 ...up to 1% of total assets (or $1 million, whichever is greater at the time of the purchase) in securities of any one issuer which is Second Tier).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Risks? Any investment the Fund makes must present minimal credit risk. If rated, a security must be rated within the two highest rating categories for short-term debt securities by at least two major rating agencies (or by one major agency, if only that agency has rated the security).

Unrated securities and one-agency-rated securities may only be bought with Trustee approval. (See Appendix A for a description of ratings.)

--------------------------------------------------------------------------------

This Fund generally can't invest in securities with remaining maturities longer than 397 days (13 months). In addition, the weighted average portfolio maturity may not exceed 90 days. (If you need a more detailed explanation, your registered representative will be happy to assist you.)

                           ------------------------
                           California Tax Free Fund
                           ------------------------

--------------------------------------------------------------------------------
                           California Tax Free Fund
                           The Fund's objective is:
--------------------------------------------------------------------------------

to seek to provide a high level of current income exempt from regular Federal income tax and California personal income tax, consistent with preservation of capital. The Fund invests primarily in municipal securities issued by the State of California and its political subdivisions, agencies and instrumentalities.

Who should invest? California residents who want to keep more of what they earn by investing for income that's double tax-free.

See pg. X for more details about the Fund.

--------------------------------------------------------------------------------
                             The Fund invests in:
--------------------------------------------------------------------------------

Under normal market conditions...

 ...at least 80% of total assets in California tax-exempt securities. These could have fixed, variable or floating rates of interest. They may also be zero coupon municipal bonds, with no coupon rate.

The tax-exempt securities must be:

 . rated, at purchase, Aaa, Aa, A or Baa by Moody's, or AAA, AA, A or BBB by S&P

 . short-term tax-exempt securities which, at purchase, are rated MIG1, MIG2, MIG3 (VMIG1, VMIG2, VMIG3) by Moody's, or SP-1, SP-1+ or SP-2 by S&P;

 . municipal commercial paper which, at purchase, is rated P-1 by Moody's or A-1 by S&P;

 . unrated securities deemed by the Adviser to be of comparable quality.

The two main types of municipal bonds are "General Obligation" and "Revenue" bonds. (See pg. X for details.)

The Fund may also purchase Industrial Development and Pollution Control Bonds, which are generally not secured by the taxing power of the municipality but are secured by revenues paid to by the industrial user.

 ...generally not more than 25% of total assets in securities of any one governmental unit.

 ...not more than 20% of total assets in tax-exempt securities subject to the federal alternative minimum tax (AMT) for individual shareholders.

 ...other investments suitable for most or all MainStay Funds. (See pg. X, "General Investment Considerations" and pg.___, "Description of Investments and Investment Practices," for details.)

The Fund may also buy and sell call and put options; trade futures contracts on debt securities or securities indexes; and trade options on futures contracts.

--------------------------------------------------------------------------------

Who's managing Your money?

Ravi Akhoury and James Flood of McKay-Shields Corporation.

Mr. Akhoury, Chairman and CEO of MacKay-Shields, has served as portfolio manager since the Fund started in 1991. His bio appears on pg. X. Mr. Flood has been a portfolio manager for the Fund since 1992. His bio appears on pg. X.

--------------------------------------------------------------------------------

Risks? The value of these securities--and, therefore, the Fund's NAV--may rise or fall due to various factors, mainly changes in interest rates, and the ability of the issuers to make their interest and principal payments on these securities. Generally, when interest rates fall, the NAV rises; and when rates rise, the NAV declines.

Changes in credit ratings may cause the Fund to hold bonds rated below "investment grade." The Fund isn't obligated to sell a security that has been downgraded below "investment grade." But the Fund will sell the security as soon as reasonably practicable, depending on market conditions, if more than 5% of the total assets would be invested in securities rated below investment grade.

Securities rated BBB (S&P) or Baa (Moody's) run greater risks of price fluctuations, default by the issuer, and other risks that may be considered speculative. Municipal bonds rated below investment grade may not currently pay interest and may have extremely poor prospects of ever attaining any real investment standing. (See Appendix A for a description of ratings.)

Issuers of municipal lease securities aren't obligated to continue payments unless money is appropriated periodically by the legislative body. This could make collecting difficult in the case of a default.

Since the Fund concentrates its investments in California securities, the NAV of the Fund's shares can be adversely affected by political developments or economic events in California, including a default of a municipal issuer or a financial crisis.

Investments in futures contracts and options carry certain risks. (See pg. X "Description of Investments and Investment Practices--Options on Securities and Indexes" and "Futures Contracts and Options on Futures Contracts.")

--------------------------------------------------------------------------------

To help you decide whether taxable or non-taxable yields are better for you, see pg. X for a comparative table.

                            ----------------------
                            New York Tax Free Fund
                            ----------------------

--------------------------------------------------------------------------------
                            New York Tax Free Fund
                           The Fund's objective is:
--------------------------------------------------------------------------------

to seek to provide a high level of current income exempt from regular Federal income tax and personal income tax of New York State and its political subdivisions, including New York City, consistent with preservation of capital. The Fund invests primarily in municipal securities issued by the State of New York and its political subdivisions, agencies and instrumentalities.

Who should invest? New York State or New York City residents who want to keep more of what they earn with income that's double or triple tax-free.

See pg. X for more details about the Fund.

--------------------------------------------------------------------------------
                             The Fund invests in:
--------------------------------------------------------------------------------

Under normal market conditions...

 ...at least 80% of total assets in New York tax-exempt securities. These could have fixed, variable or floating rates of interest. They may also be zero coupon municipal bonds, with no coupon rate.

The tax-exempt securities must be:

 . rated, at purchase, Aaa, Aa, A or Baa by Moody's, or AAA, AA, A or BBB by S&P

 . short-term tax-exempt securities which, at purchase, are rated MIG1, MIG2, MIG3 (VMIG1, VMIG2, VMIG3) by Moody's, or SP-1, SP-1+ or SP-2 by S&P;

 . municipal commercial paper which, at purchase, is rated P-1 by Moody's or A-1 by S&P;

 . unrated securities deemed by the Adviser to be of comparable quality.

The two main types of municipal bonds are "General Obligation" and "Revenue" bonds. (See pg. X for details.)

The Fund may also purchase Industrial Development and Pollution Control Bonds, which are generally not secured by the taxing power of the municipality but are secured by revenues paid to by the industrial user.

 ...generally not more than 25% of total assets in securities of any one governmental unit.

 ...not more than 20% of total assets in tax-exempt securities subject to the federal alternative minimum tax (AMT) for individual shareholders.

 ...other investments suitable for most or all MainStay Funds. (See pg. X, General Investment Considerations" and pg. ___, "Description of Investments and Investment Practices," for details.)

The Fund may also buy and sell call and put options; trade futures contracts on debt securities or securities indexes; and trade options on futures contracts.

--------------------------------------------------------------------------------

Who's managing your money?

Ravi Akhoury and James Flood of MacKay-Shields.

Mr. Akhoury, Chairman and CEO of MacKay-Shields, has served as portfolio manager since the Fund started in 1991. His bio appears on pg. X. Mr. Flood has been a portfolio manager for the Fund since 1992. His bio appears on pg. X.

--------------------------------------------------------------------------------

Risks? The value of these securities--and, therefore, the Fund's NAV--may rise or fall due to various factors, mainly changes in interest rates, and the ability of the issuers to make their interest and principal payments on these securities. Generally, when interest rates fall, the NAV rises; and when rates rise, the NAV declines.

Changes in credit ratings may cause the Fund to hold bonds rated below "investment grade." The Fund isn't obligated to sell a security that has been downgraded below "investment grade." But the Fund will sell the security as soon as reasonably practicable, depending on market conditions, if more than 5% of the total assets would be invested in securities rated below investment grade.

Securities rated BBB (S&P) or Baa (Moody's) run greater risks of price fluctuations, default by the issuer, and other risks that may be considered speculative. Municipal bonds rated below investment grade may not currently pay interest and may have extremely poor prospects of ever attaining any real investment standing. (See Appendix A for a description of ratings.)

Issuers of municipal lease securities aren't obligated to continue payments unless money is appropriated periodically by the legislative body. This could make collecting difficult in the case of a default.

Since the Fund concentrates its investments in New York securities, the NAV of the Fund's shares can be adversely affected by political developments or economic events in New York State, including a default of a municipal issuer or a financial crisis.

Investments in futures contracts and options carry certain risks. (See pg. X "Description of Investments and Investment Practices--Options on Securities and Indexes" and "Futures Contracts and Options on Futures Contracts.")

--------------------------------------------------------------------------------

To help you decide whether taxable or non-taxable yields are better for you, see pg. X for a comparative table.

--------------------------------------------------------------------------------
                              Tax Free Bond Fund
                           The Fund's objective is:
--------------------------------------------------------------------------------

to provide a high level of current income free from regular Federal income tax, consistent with the preservation of capital. There may be some earnings, however, subject to Federal tax; and most may be subject to state and local taxes.

Who should invest? Investors in a high federal income tax bracket or investors who want to pay less of their investment earnings to the IRS.

See pg. X for more details about the Fund.

--------------------------------------------------------------------------------
                             The Fund invests in:
--------------------------------------------------------------------------------

Under normal market conditions...

 ...tax-exempt securities which are, at the time of purchase, rated in one of the top four categories (or short-term tax-exempt securities rated in one of the top three categories) by Moody's or S&P, or if unrated, deemed by the Adviser to be of comparable quality. The Fund may also buy futures, options on futures and cash equivalents.

 ...at least 80% of net assets in "municipal bonds" issued by, or on behalf of, the states, the District of Columbia, territories and possessions of the United States and their political subdivisions; and their agencies, authorities and instrumentalities.

The two main types of municipal bonds are "General Obligation" and "Revenue" bonds. (See pg. X for details.)

 ...more than 25% of total assets may be invested in Industrial Development Bonds, which are generally not secured by the taxing power of the municipality but are secured by revenues paid by the industrial user.

 ...not more than 20% of net assets in unrated tax-exempt securities deemed by the Adviser to be of comparable quality to securities rated within the four highest grades by S&P and Moody's.

 ...not more than 10% of net assets in municipal lease obligations and other securities that are "illiquid" (can't be easily sold). (See pg. 62 for more details.)

 ...other investments suitable for most or all MainStay Funds. (See pg. X, "General Investment Considerations" and pg.___, "Description of Investments and Investment Practices," for details.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Risks? Generally, when interest rates fall, expect the NAV to rise; and when rates rise, expect the NAV to decline.

The Fund may not invest in a tax-exempt security rated below "medium grade." Securities rated BBB (S&P) or Baa (Moody's) run greater risks of price fluctuations, default by the issuer, and other risks that may be considered speculative. (See Appendix A for a description of ratings.)

Issuers of municipal lease securities aren't obligated to continue payments unless money is appropriated periodically by the legislative body. This could make collecting difficult in the case of a default. (For more details, see the SAI.)
--------------------------------------------------------------------------------

Who's managing your money?

Ravi Akhoury, Chairman and CEO and James Flood, of MacKay-Shields Financial Corporation.

Mr. Akhoury, Chairman and CEO of MacKay-Shields, has served as portfolio manager since the Fund started in 1991. His bio appears on pg. X. Mr. Flood is a Director of MacKay-Shields and has acted as portfolio manager for this Fund since 1992, when he joined the firm. Previously, he worked for over 8 years as portfolio manager for Value Line, Inc. (1984-1992).

Laws may change, and issuers may fail to follow tax laws, causing a tax-exempt item to become a taxable one.

To help you decide whether taxable or non-taxable yields are better for you, see pg. ___ for a comparative table.

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                                                                              33

--------------------------------------------------------------------------------
                       General Investment Considerations
--------------------------------------------------------------------------------

      SOME IMPORTANT POINTS TO UNDERSTAND ABOUT INVESTING IN MUTUAL FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     The share price of a Fund isn't always stable
--------------------------------------------------------------------------------
The value of the securities in a Fund and the share price (NAV) of that Fund (other than the Money Market Fund)--will fluctuate. Many factors can affect the value of securities, including:

 . conditions in the securities markets;

 . business success of the company that issued the security;

 . creditworthiness of the companies that issued the securities held by the Fund;

 . interest rates;

 . average maturity of the Fund's non-equity or debt investments;

 . foreign currency exchange rates (where applicable); and

 . other factors.

     Funds aren't guaranteed
--------------------------------------------------------------------------------
Remember, mutual funds are not guaranteed or Federally insured, even if you buy them through a bank. MainStay recommends that you speak with your registered representative to learn about other smart ways to help protect your money based on the level of risk you are willing to take. (The Equity Index Fund comes with a limited guarantee. MainStay also recommends that you discuss its parameters fully with your registered representative before investing.) (See pg. X for details.)

     Fundamental investment objectives
--------------------------------------------------------------------------------
The investment objective of each Fund is fundamental, which means it can't be changed without shareholder approval.

     Read the prospectus
--------------------------------------------------------------------------------
You need to consider as many factors as possible when making an investment decision--which is why it's important to read the prospectus.
--------------------------------------------------------------------------------


FUND DIVERSIFICATION

Each of the Funds, except the Equity Index Fund, International Bond Fund, California Tax Free Fund and New York Tax Free Fund, is "diversified" for the purposes of the Investment Company Act of 1940, as amended ("1940 Act").

The Equity Index Fund, International Bond Fund, California Tax Free Fund and New York Tax Free Fund are each "non-diversified" for the purposes of the 1940 Act, meaning that each may invest a greater percentage of its assets in the securities of one issuer than a diversified Fund. As a "non-diversified" fund, a Fund may be more susceptible to risks associated with a single economic, political, or regulatory occurrence than a diversified portfolio might be. However, each Fund intends to qualify as a "regulated investment company" under provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and therefore will be subject to diversification limits requiring that, as of the close of each fiscal quarter:

 . no more than 25% of its total assets may be invested in the securities of a single issuer (except for U.S. government securities); and

 . with respect to 50% of its total assets, no more than 5% of such assets may be invested in the securities of a single issuer (except for U.S. government securities) or invested in more than 10% of the outstanding voting securities of a single issuer.

TEMPORARY DEFENSIVE MEASURES
In times of unusual or adverse market conditions, for temporary defensive purposes, each Fund except the Equity Index Fund may invest without limit in cash and cash equivalents (as defined on pg. ___ under "Description of Investments and Investment Practices--Cash Equivalents"). In addition, under such circumstances:

 ...High Yield Corporate Bond Fund may invest without limit in securities rated A or higher by Moody's or S&P, and may invest more than 25% of its net assets in U.S. government securities;

 ...International Equity Fund may invest up to 5% of its assets in debt instruments rated below investment grade;

--------------------------------------------------------------------------------
                       General Investment Considerations
--------------------------------------------------------------------------------

 ...The California and New York Tax Free Funds may, for defensive purposes, invest more than 25% of total assets in Industrial Development and Pollution Control Bonds whether or not the users of facilities financed by such bonds are located in the same geographic region or whether the proceeds are used to finance similar types of projects. In cases where users are in the same locale, or where proceeds are used for similar projects, there may be additional risk. In an economic downturn in the area, or if a business or political development affects the area or type of project, there could generally be less need for the facilities or use of those facilities.

In addition, in adverse market conditions such as an uncertain interest rate environment or when, in the opinion of the Adviser, no suitable tax-exempt securities are available, the California and New York Tax Free Funds may temporarily invest more than 20% of total assets in taxable money market instruments, tax-exempt securities of another state (not exempt from taxes of the Fund's target state) or in tax-exempt securities subject to the alternative minimum tax. Only those tax-exempt securities of another state which satisfy the applicable credit and quality standards for California or New York tax-exempt securities may be purchased by a Fund.

INVESTMENTS IN ILLIQUID AND RESTRICTED SECURITIES

Each Fund has a non-fundamental policy (except it is fundamental for the California and New York Tax Free Funds) that it will not invest more than 10% of net assets (15% for the International Bond and International Equity Funds) in "illiquid" securities. These are securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933), repurchase agreements maturing in more than seven days, certain options traded over the counter that a Fund has purchased, securities for which market quotations are not readily available, or other securities which legally or in the opinion of the applicable Adviser are deemed illiquid.

The Equity Index Fund is subject to the 10% limit on investments in illiquid securities but is not permitted to purchase securities subject to restrictions on disposition under the Securities Act of 1933. There may be undesirable delays and added costs in selling restricted securities.

--------------------------------------------------------------------------------

The effects of trading costs on your total return

"Portfolio turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. A 100% turnover rate, for example, means that, on average, every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (extensive trading activity) often have higher transaction costs (which are paid by the Fund) and more short-term capital gains (which you'll pay taxes on, even if you don't sell any shares by year-end).

You can find the turnover rate for any Fund, in any prospectus, as a line item in the "Financial Highlights" table for that Fund. MainStay recommends, however, that you consider all the facts when you compare the turnover rates of different Funds.

A Fund with consistently higher total returns and higher turnover rates than another Fund may actually be achieving better performance precisely because the managers are active traders. You should be aware that the "total return" figure (also found as a line item in a Fund's "Financial Highlights" table) already includes portfolio turnover costs.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Decide whether to pay a sales charge now, later...or maybe never
--------------------------------------------------------------------------------

MainStay gives you the choice to either pay a sales charge up-front ("A" shares), or pay a sales charge at the "back-end" when you sell ("B" shares). Your registered representative can help you determine which would work better for you, based on how much and how long you wish to invest, and other factors listed in the table below.

MOST OF THE CHARACTERISTICS ARE THE SAME

Both A and B shares represent an interest in the same investments, give you the same rights, and are identical in all other respects, except each bears its own service and distribution expenses (12b-1 fees), and any other specific class expenses the Board may approve.

NOT FOR THE MONEY MARKET FUND

The Money Market Fund generally doesn't impose a sales charge and has no 12b-1 fees. There are two classes of the Money Market Fund only to track exchanges from other Funds.

--------------------------------------------------------------------------------
     Take note: The Equity Index Fund only offers Class A shares.
--------------------------------------------------------------------------------


                      What are the differences if you...
--------------------------------------------------------------------------------

 ...PAY UP-FRONT (A SHARES)?

Since some of your investment goes to pay a sales charge up-front, you start off owning fewer shares. But, you're usually better off paying up front if you:

 . plan to own the shares for an extended period of time, since the 12b-1 fees on B shares will eventually exceed the cost of the up-front sales charge; or

 . qualify for a reduced sales charge (see pg. ___ for details).

You pay lower ongoing 12b-1 fees--which means there's more net income to pay you higher dividends per share.

You pay no sales charge upon selling.

--------------------------------------------------------------------------------

If there aren't enough shares...

When you sell B shares, the Fund is permitted to sell additional B shares to cover the cost of the sales charge. If you don't own enough extra B shares to do this, the sales charge will be taken from the proceeds of your sale, reducing the amount paid to you.

If it's automatic reinvestment...

You don't pay any sales charge (A or B) on shares bought through the automatic reinvestment of dividends or capital gains. The full amount goes toward buying more shares.
--------------------------------------------------------------------------------

VS

 ...PAY UPON SELLING (B SHARES)?

You pay no up-front sales charge; your full amount goes toward buying shares, so you start off owning more shares.

The ongoing 12b-1 fees are higher, which means:

 . you receive lower dividends;

 . your NAV will be lower; and,

 . therefore, total performance per share will be lower than the A shares (but you'll own more shares).

You may pay a sales charge if you sell shares within the next 6 years (there are exceptions; see pg. X);

 . The sales charge drops from 5% in the first year to 0% in the seventh year and beyond.

 . It's assumed you're selling the shares you've owned the longest, so you pay the lowest possible sales charge.

 . If you sell a Fund's shares, the sales charge will be based on the lower of the current NAV or the price you originally paid for those shares.

 . There is no sales charge on shares purchased through reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
                      Consider Reducing Your Sales Charge
--------------------------------------------------------------------------------

THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES

When you sell shares, you have the right--for 30 days--to reinvest any or all of the money in any MainStay Fund without paying another sales charge (as long as those shares haven't been reinvested once already). If you've paid a sales charge upon selling (B shares), you'll receive a pro rata credit for reinvesting.

Note: Reinvestment won't relieve you of any tax consequences on gains realized from the sale; the deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

COMBINING PURCHASES LOWERS THE CHARGE

Generally, you can reduce a sales charge on purchases of Class A shares based on how much you've already invested. The sales charge will be calculated on the total net asset value of all the MainStay shares you own (excluding Money Market Fund shares). This is helpful because the more you invest with MainStay, the smaller the sales charge. See "Alternative Sales Arrangements," pg. ___.

Make your actions known
To receive the discount, you must convey the information about the shares you already own at the time you buy. This privilege of "Rights of Accumulation" may be ended or altered at any time.

REGULAR WITHDRAWALS TO PAY PREMIUMS

You won't pay a sales charge upon selling (B shares) if you redeem shares under the Systematic Withdrawal Plan to pay scheduled premiums on insurance issued by New York Life or an affiliate.

TRANSFER MONEY DIRECTLY FROM ANOTHER MUTUAL FUND COMPANY (This only applies to A shares.)

You pay no up-front sales charge if you:

 . transfer money from another mutual fund into a MainStay Fund within 30 days of withdrawing it from the other Fund; and

 . already paid an up-front sales charge when you bought those shares from the other Fund.



SIGN A LETTER OF INTENT (LOI)

If you qualify, you can sign a letter stating your intention to invest at least $100,000 within the next 24 months in Class A shares of one or more MainStay Funds and to pay the up-front sales charge. The sales charge will be based on the total amount you invest (the more you invest, the smaller the sales charge). See "Alternative Sales Arrangements," pg. ___. For more information on LOIs, call MainStay Client Services at 1-800-522-4202.



INVEST $1,000,000 OR MORE

If you invest $1,000,000 or more in Class A shares of one or more MainStay Funds, and don't sell the shares for at least a year, the up-front sales charge is waived. If you sell the shares within one year, you will pay a sales charge of 1% upon sale. See pg. X for details. (This rule doesn't apply to exchanges between MainStay Funds or withdrawals from qualified pension, profit sharing and retirement plans.) Purchases of $1,000,000 or more must be for Class A shares.

--------------------------------------------------------------------------------

     Take Note: Sales charges are sometimes waived

There are many other situations, including purchases by certain retirement plans, which entitle you to a waiver of the sales charge. (See pg. ___ for the full listing.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Open an Account and...
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RELY ON YOUR REGISTERED REPRESENTATIVE

MainStay Funds are called "load" funds, meaning you pay a sales charge for the ongoing assistance and advice of your registered representative.

"No-load" (no commission) funds generally require you to buy their shares on your own, directly from them.

HAVE YOUR REGISTERED REPRESENTATIVE PLACE THE ORDER

He or she can enter your order immediately, help you complete the application correctly and send it in for you.

The Trust must receive payment within 3 business days or MainStay will cancel your order. You and/or the broker/dealer may also be liable for any losses or fees incurred.

YOU MUST INVEST AT LEAST THE MINIMUM AMOUNT

To open the account:

 . $1,000 for Money Market Fund and Equity Index Fund;

 . $500 for all others;

 . Each time after that: $50 for all Funds except the Equity Index Fund (which has a $1,000 minimum).

Except for the Equity Index Fund, the minimum initial investment is waived for purchases by Trustees of the Trust, New York Life and its subsidiaries and their employees, officers, directors or agents.

FILL OUT THE APPLICATION COMPLETELY...

 ...with your registered representative's help.

Be sure to include the:

 . name(s) you want to appear on the account;

 . MainStay Fund(s) you want to invest in;

 . amount of the investment;

 . your certified social security number or Taxpayer I.D.;

 . choice of A or B shares;

 . other requested information.

--------------------------------------------------------------------------------
HOW TO BUY SHARES
--------------------------------------------------------------------------------

[graphic of a check partially placed into an envelope]

SEND A CHECK TO YOUR REGISTERED REPRESENTATIVE WITH THE APPLICATION

You'll pay the next NAV that's set after your order is received and accepted, plus any sales charge for Class A shares. Your check must be in U.S. dollars and drawn on a U.S. bank. Include the account number, Fund name and class of shares (A or B) you wish to buy. If the check doesn't clear, your order will be cancelled and you could be liable for losses or fees. We also reserve the right to limit the number of checks processed at one time.

You may send additional investments (minimum $50 each check; except $1,000 for the Equity Index Fund) directly to: MainStay Funds, PO Box 8401, Boston, MA 02266-8401. Please include your account number and class of shares with all checks.

[graphic of a telephone]

HAVE YOUR REGISTERED REPRESENTATIVE ORDER BY PHONE...

 ... between 9:00 AM and 4:00 PM Eastern time on any day the New York Stock Exchange is open. You'll pay the next NAV that's set after your order is received and accepted, plus any sales charge for Class A shares. Have your registered representative call 1-800-848-3863. You may not purchase shares of the Money Market Fund by telephone. The Distributor must receive your money (and the application, if it's your initial investment) within the next 3 business days. All calls are recorded.

--------------------------------------------------------------------------------
                                 ...Buy Shares
--------------------------------------------------------------------------------

MAKE SURE YOU ARE USING THE PROPER FORMS

Your order to buy is only accepted when received by BFDS (the transfer agent) with all information, signatures, documents and payments required to carry it out. Federal law requires you to provide a certified Taxpayer I.D. number when you open an account.

BUY SHARES AT THE CURRENT MARKET PRICE
(known as the net asset value, or NAV) on days the New York Stock Exchange is open.

The NAV--the price of a share that is used for buying and selling--is determined each day that the New York Stock Exchange is open. For each Fund, other than the Money Market Fund, NAV is calculated at the close of business of the New York Stock Exchange (normally at 4:00 PM Eastern time). For the Money Market Fund, NAV is determined at noon.

--------------------------------------------------------------------------------
     NAV is calculated by:
--------------------------------------------------------------------------------

 . taking the current market value of the Fund's total assets attributable to a class of shares (either Class A shares or Class B shares);

 .  subtracting the liabilities; and

 .  dividing the remainder by the total number of shares owned of that class.

Or, in the case of the Money Market Fund, the amortized cost method.

(See page X for the full details on calculating NAV.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Make sure your application is complete
--------------------------------------------------------------------------------

MainStay and the Distributor each reserves the right to reject your application, particularly if it's incomplete (for instance, if you haven't included your certified Taxpayer I.D.).

--------------------------------------------------------------------------------
     Choices
--------------------------------------------------------------------------------

If you want the ability to sell shares by telephone, or receive checks for the dividends or capital gains you earn, you must grant authorization on the application.
--------------------------------------------------------------------------------

[graphic of a radio signal tower]

WIRE MONEY FROM YOUR BANK ACCOUNT

Have your registered representative call the Distributor for an account number and wiring instructions. Give them to your bank, which may charge a fee for wiring. MainStay must receive your money (and application, if it's your initial investment) within the next 3 business days.

To buy shares the same day, your registered representative must call by noon, Eastern time and the wire must be received by the Shareholder Servicing Agent before 4:00 PM Eastern time. (See page X for the wire address.) No wires are accepted on days when the New York Stock Exchange is closed, or on Martin Luther King Day, Columbus Day or Veterans Day, because the bank that would receive your wire is closed.

The fastest way to invest
Wiring will reduce the waiting time on selling or exchanging shares because your money will be cleared right away. If you buy by check and quickly decide to sell, the Fund has the right to withhold the sales proceeds until your check has cleared (up to 10 days).

[graphic of a clock]

SET UP A SYSTEMATIC INVESTMENT PLAN

Through MainStay's Valued Investor Program, payroll deductions or AutoInvest, you may open an account by authorizing your bank to automatically send money on a regular schedule to purchase shares of one or more MainStay Funds. The initial minimum is $100 per Fund per class of share, except $1,000 for the Money Market Fund and the Equity Index Fund. Subsequent minimum investments for all Funds are $50, except $1,000 for the Equity Index Fund. (See page X for waiving minimums and for details on AutoInvest.)

--------------------------------------------------------------------------------
                     Know How to Sell and Exchange Shares
--------------------------------------------------------------------------------

PLACE YOUR SALES ORDER DIRECTLY OR THROUGH YOUR REGISTERED REPRESENTATIVE, IF ALLOWED BY THE BROKER DEALER

If you place the order through your Registered Representative:

 . The transfer agent must receive the order "in good order," which means it must contain all the information, signatures, documentation and payments necessary to carry out the order.

 . Your shares are then priced at the next NAV set for the Fund (either 4:00 PM Eastern time that day; or the next day, if the order is placed too late).

IF YOU PLACE THE ORDER DIRECTLY, YOU CAN DO IT THROUGH A WRITTEN REQUEST OR IN ONE OF THE FOLLOWING THREE WAYS

When you want to use one of MainStay's alternative selling privileges, call 1-800-462-6789 to verify that the options you want are on record--before you need to use them.

--------------------------------------------------------------------------------

OPTION 1

WRITE A CHECK (IF YOU OWN SHARES OF THE MONEY MARKET FUND)

[graphic of a check]

 . Minimum amount: $100

 . Authorization: The Fund must receive a completed signature card and authorization form

You may open a special account with State Street Bank and Trust Company for writing checks against the money in your Money Market Fund account. (This is not available for qualified retirement plans or IRAs.) You'll be sent a supply of checks. When you write a check, the Fund will sell enough shares to cover the amount and any applicable deferred sales charge.

If you write a check for more than the value of your shares--plus any deferred sales charge--the Fund will return the check and may assess an extra charge.

You're entitled to the dividends declared on shares you redeem up to the time the check is processed.

You may not close your account by writing a check.

--------------------------------------------------------------------------------
     Your shares could be sold involuntarily
--------------------------------------------------------------------------------

To reduce expenses, we have the right to redeem the shares in any account valued at less than $250 ($500 for the Money Market Fund), provided that the value isn't based on fluctuations in market prices.

We'll give you 60 days' written notice to give you time to add to your account and avoid the redemption.

To avoid paying a reporting penalty, we may also sell your shares if you haven't given us a certified Taxpayer I.D.
--------------------------------------------------------------------------------

OR, OPTION 2

USE A SYSTEMATIC WITHDRAWAL PLAN

[graphic of a calender]

 . Requires at least $10,000 in the account at time of request

You may arrange to make monthly withdrawals of $100 or more from any Fund other than the Equity Index Fund. Shares will be sold automatically to cover the amount plus any applicable sales charge.

These withdrawals, like any sale, may result in a gain or loss and, therefore, may be subject to taxation. Consult your tax adviser on the consequences.

MainStay may end this plan at any time; or begin charging up to $5 per withdrawal after 30 days' written notice to you.

No sales charges
There are no deferred sales charges on systematic withdrawals to pay scheduled premiums on policies issued by New York Life or an affiliate.

Words to the wise
We don't recommend using this plan during times when you're buying shares: you'll be paying new sales charges just to replace the shares you're selling.

Also remember, these withdrawals aren't dividends or income. If you withdraw more than your Fund is earning for you, eventually, your account will be worth less than your original investment and, ultimately, you will redeem all of your shares.

--------------------------------------------------------------------------------

You have help
If permitted by the broker-dealer, your registered
representative may sell your shares by phone for you, unless you notify us in writing not to allow it.
--------------------------------------------------------------------------------

OR, OPTION 3

MAKE A TELEPHONE REQUEST:
1-800-462-6789
[graphic of a telephone]

You may sell or exchange shares directly over the phone.

 . Minimum amount: $500

 . Authorization: You must approve this option on your application

Whether you're buying, selling, or requesting a wire transfer or a check, the price you receive is the next price (NAV) determined for the Fund (either at 4:00 PM Eastern time that day; or at 4:00 PM the next day, if the order is placed too late).

Your broker-dealer must receive your order by 4:00 PM, and is responsible for sending it in by 5:00 PM the day you place it.

 . Be ready to present your social security number or Taxpayer ID over the phone.

 . You can only exchange by phone between accounts with identical names, addresses and social security/Taxpayer IDs. Exchanges between different accounts are only allowed if made in writing and include the proper information--ask your registered representative.

Phone redemptions are not permitted for shares:

 . represented by certificates;

 . bought within the previous 10 days;

 . owned by someone whose address of record has changed within the previous 30 days; or

 . held in a retirement account.

Phone exchanges are not permitted for shares represented by certificate.


--------------------------------------------------------------------------------

    Convenient, yes...but not risk-free
--------------------------------------------------------------------------------

Telephone redemption privileges are convenient, but you give up some security. By signing up for this convenience, you agree that neither MainStay Funds nor the Shareholder Servicing Agent will be liable for following instructions via the phone that they reasonably believe are genuine. You bear the risk of any loss, unless the Fund or the Shareholder Servicing Agent fails to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:

 . All phone calls are tape recorded.

 . Written confirmation of every transaction is sent to your address of record.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

We'll send your money within the next 7 days. MainStay will make the payment, minus any deferred sales charge, within 7 days after receiving your sales request in "good order." Your price will be the first NAV fixed after your order is received in "good order."

Use exchange privileges. Once you open an account, you may exchange shares of the same class (A shares for A shares; B shares for B shares) between MainStay Funds without a sales charge. There are two exceptions: You will pay a sales charge if you:

 . exchange shares of the Money Market Fund for A shares in another Fund, unless you've already paid the sales charge on those shares; or,

 . exchange B shares out of the Money Market Fund into another Fund and redeem within 6 years of the original purchase.

You may not exchange A shares for B shares, or vice versa. When exchanged shares are redeemed, any applicable sales charge will be charged.

What if you buy by check then quickly sell? We can delay payment until we're sure that your check clears; usually within 10 days of receiving the check.

--------------------------------------------------------------------------------


If you're requesting a wire transfer by phone

 . Minimum amount: $5,000

 . Limit: One every 30 days

 . Authorization: You must select this option on your application

After receiving your sell order by phone, we will send the proceeds by bank wire to your designated bank account the next business day.

If you're requesting a check by phone

 . Maximum amount: $50,000



The check will be payable to you--as the name(s) appear(s) on the account--and mailed to the address appearing on the account. (See pg. X for more details.)

Requests of $50,000 or more must be made in writing and require a signature guarantee.

You may change your mind
To cancel any telephone privilege, call (or have your registered representative call) 1-800-462-6789 between
8:00 AM and 6:00 PM Eastern time. We reserve the right to suspend or end telephone privileges at any time without notice.

--------------------------------------------------------------------------------

                         Decide How to Receive Your Earnings
--------------------------------------------------------------------------------

TWO KINDS OF EARNINGS

DIVIDENDS AND INTEREST

Most Funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

When they pay
The Money Market Fund declares dividends daily; you're paid monthly. The High Yield Corporate Bond Fund, Government Fund, Tax Free Bond Fund, International Bond Fund, and California and New York Tax Free Funds all declare and distribute any dividends monthly. The other Funds, except the Equity Index Fund, declare and distribute any dividends quarterly. The Equity Index Fund distributes dividends at least annually.

In the Money Market Fund, you begin earning dividends the business day after the transfer agent receives your investment and is open for business.



CAPITAL GAINS

Funds earn capital gains when they sell securities in their portfolio at a profit.

When they pay
At the end of each fiscal year, each MainStay Fund matches its gains against its losses; and, if the balance results in a gain, the Fund will distribute the gain to shareholders.

--------------------------------------------------------------------------------

When are you paid? On the first business day of each month after a dividend is declared.

--------------------------------------------------------------------------------


HOW TO TAKE YOUR EARNINGS

You may choose how to receive earnings (and change your choice as often as you like) by notifying your registered representative (if permitted by the broker-dealer) or MainStay directly. If you don't make a choice on your application, your earnings will be automatically reinvested in the same Fund. In order to reinvest dividends and/or capital gains in another Fund, you must have an established account in that Fund. Here are your choices:

REINVEST EVERYTHING IN:

 . the same Fund; or

 . in another Fund of your choice.

TAKE THE DIVIDENDS IN CASH
Reinvest the capital gains in:

 . the same Fund; or

 . in another Fund of your choice.

TAKE THE CAPITAL GAINS IN CASH
Reinvest the dividends in:

 . the same Fund; or

 . in another Fund of your choice.

TAKE EVERYTHING IN CASH

--------------------------------------------------------------------------------

                           Understand the Tax Consequences
--------------------------------------------------------------------------------

Each Fund intends to be treated as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each MainStay Fund is required to distribute at least 90% of its:

 . net taxable income;

 . net short-term capital gains; and

 . net tax-exempt income.

"Net" means the amount remaining after tax deductible expenses. (Expenses reduce "gross" earnings: in other words, the amount the Fund can pay to you.)



MOST OF YOUR DIVIDENDS ARE TAXABLE

Virtually all of the dividends you receive from the MainStay Funds (except the California and New York Tax Free Funds and the Tax Free Bond Fund) are taxable, whether you take them as cash or automatically reinvest them. Some dividends will be taxable as long-term capital gains.

The tax-free dividends are different
Dividends earned from tax-exempt securities will usually be free from federal tax. Your MainStay year-end statement will provide full tax information.

MainStay keeps track of your tax status and will mail your tax report each year by January 31. This report will tell you which dividends and redemptions should be treated as taxable ordinary income; which, if any, as tax-exempt income; and which, if any, as long- and short-term capital gains.



Retirement plans
None of the dividends earned in a tax-deferred retirement plan are taxable until distributed from the plan.



Taxes on foreign investment income
(Mainly from the International Bond and Equity Funds.) Income earned from investments in foreign countries may be withheld by those countries as income taxes. Under certain circumstances, the Fund may elect to pass along tax credits or deductions to you for foreign income taxes paid, although there are no assurances that the Fund will be able to do so, or that the credits or deductions will result in a tax benefit to you.



See page ___ for the tax consequences of the Equity Index Fund guarantee.


--------------------------------------------------------------------------------

         Seek assistance
--------------------------------------------------------------------------------

Your registered representative is always available to help you keep your investment goals coordinated with your tax considerations. You should, however, rely on your tax adviser for tax counsel.



     Don't overlook sales charges
--------------------------------------------------------------------------------
The amount you pay in sales charges reduces gains and increases losses for tax purposes.



     All income affects your benefits
--------------------------------------------------------------------------------
The government includes tax-exempt income when computing the amount of social security or other benefits that are subject to tax.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

         "Tax Free" rarely means "totally tax-free"
--------------------------------------------------------------------------------
1. The California and New York Tax Free Funds and the Tax Free Bond Fund (or any tax-free fund) may earn taxable income--in other words, you may have taxable income even from a generally tax-free fund.

2. Tax-exempt dividends may still be subject to state and local taxes.

3. Any time you sell shares--even shares of a tax-free fund--you will be subject to tax on any gain (the rise in the share price).

4. If you sell shares in a tax-free fund before you become entitled to receive tax-exempt interest as a dividend, a portion of sales proceeds may be taxable when paid to you. This is because it will be considered to be money from the sale instead of a dividend.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            Know with Whom You're Investing
--------------------------------------------------------------------------------

                     WHO WORKS TO PROTECT YOUR INTERESTS?

A Board of Trustees oversees the Funds. The Trustees have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services. Other than serving as Trustees, most of the Board Members have no affiliation with MainStay Funds or its service providers.



                            WHO MANAGES YOUR MONEY?

Under the supervision of the Funds' Trustees, the investment advisers are responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for them; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the investment advisers are paid monthly fees by each Fund. (See pg.___ for a breakdown of their fees.)

--------------------------------------------------------------------------------

MacKay-Shields Financial Corporation
9 West 57th St.
New York, NY 10019


MacKay-Shields manages all the Funds in this prospectus, except the Equity Index Fund. The firm was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life Insurance Company. As of December 31, 1995, MacKay-Shields managed over $18.3 billion in assets.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Monitor Capital Advisors, Inc.
504 Carnegie Center
Princeton, NJ 08540


Monitor serves as investment adviser of the Equity Index Fund. Monitor is a wholly owned subsidiary of NYLIFE Inc. and an indirect wholly owned subsidiary of New York Life Insurance Company. Monitor, a registered investment adviser incorporated in 1988, specializes in quantitative investment techniques such as enhanced indexing and in asset allocation. As of December 31, 1995, Monitor managed assets totaling approximately $1.2 billion, mainly of index funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Know with Whom You're Investing
--------------------------------------------------------------------------------


WHO DISTRIBUTES MAINSTAY FUNDS?

NYLIFE Distributors Inc., 260 Cherry Hill Road, Parsippany, NJ 07054, acts as the principal underwriter and distributor of the Funds' shares. NYLIFE Distributors Inc. (the "Distributor") is a corporation organized under New York laws and is an indirect wholly owned subsidiary of New York Life Insurance Company. The Distributor offers shares of each Fund. In addition, NYLIFE Securities Inc. and other broker-dealers offer shares of some or all of the Funds pursuant to dealer agreements with the Distributor. The Distributor and other broker-dealers pay commissions and service fees to registered representatives. They also pay for printing and mailing prospectuses and sales literature; and for any advertising for the MainStay Funds. For its services, the Distributor is paid a monthly fee--the 12b-1 fee. (See pg. ___ for more details.)



WHO KEEPS TRACK OF YOUR ACCOUNT?

Boston Financial Data Services (BFDS) is the Funds' Transfer, Dividend Disbursing and Shareholder Servicing Agent. BFDS provides customer service, is responsible for statements, confirms and sending checks; and keeps certain financial and accounting records. BFDS is at 2 Heritage Dr., North Quincy, MA 02171.

The Bank of New York is the custodian of the investments of the Equity Index Fund, the International Bond and Equity Funds, and the California and New York Tax Free Funds; and has subcustodial agreements for holding the Funds' foreign securities.

State Street Bank and Trust Company is the Custodian of the other Funds' investments, and has subcustodial agreements for holding the Funds' foreign securities.



WHO RUNS MAINSTAY'S DAY-TO-DAY BUSINESS?

NYLIFE Distributors (the "Administrator") also serves as the administrator, handling business affairs for The MainStay Funds. The Administrator provides offices and conducts the clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for each Fund.

The Administrator pays the salaries and expenses of all personnel affiliated with the Trust, and all the operational expenses that aren't the responsibility of the Funds. (See pg. X for full details.)

For its services, the Trust pays the Administrator a monthly fee. (See the breakdown on pg.___).

--------------------------------------------------------------------------------

                            Know Your Rights as a Shareholder
--------------------------------------------------------------------------------

YOU HAVE THE RIGHT TO ASK ANY QUESTIONS

Any time you have a question about your account, you should:

 . ask your registered representative;

 . call 1-800-462-6789 (between 8:00 AM and 6:00 PM Eastern time); or

 . write to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts, 02266-8401.



THE RIGHT TO RECEIVE INFORMATION ABOUT YOUR INVESTMENT -- CALL 1-800-462-6789

You receive quarterly statements (monthly statements for the Money Market Fund) covering the Funds you own, including the number and value of shares, dividends declared or paid and other information.

Confirmations
Every time you buy, sell or exchange shares between Funds, you'll receive a confirmation in the mail shortly thereafter. It summarizes all the key information: what you bought and sold, what it cost, the sales charge (if any) and other vital data.

Financial reports
You will receive an annual financial statement for your Fund, examined by the Fund's independent accountants. You will also receive semiannual financial statements which are unaudited.

Each financial report shows:

 . the investments owned by the Fund;

 . the market value of each investment; and

 . other financial information.



--------------------------------------------------------------------------------

          Keep your statements.
--------------------------------------------------------------------------------
You may need them for tax reporting purposes.

     Be alert: Mistakes can happen.
--------------------------------------------------------------------------------
Always review your confirmations and statements immediately.

--------------------------------------------------------------------------------


THE RIGHT TO HAVE ONE SHARE, ONE VOTE

1. Every share issued by the Fund carries equal ownership rights.
2. By owning shares, you're entitled to vote on certain issues and policies regarding the Fund or class of shares you own. You have one vote per share you own.
3. You're entitled to vote in the election of MainStay Trustees and to ratify independent accountants.
4. You're entitled to approve the adoption of any new investment advisory agreement or plan of distribution relating to the Fund.
5. You're also entitled to approve any changes in fundamental investment restrictions or policies of the Fund.



THE RIGHT TO ATTEND MEETINGS

Although MainStay doesn't intend to hold annual shareholder meetings, you have the right to call a meeting of shareholders for the purpose of voting on removing a Trustee for cause. Removing a Trustee requires the approval of two-thirds of the outstanding shares issued for all of The MainStay Funds. Generally, shareholder meetings are only held when the Trustees recommend an action which requires shareholder approval.

--------------------------------------------------------------------------------

                                  Tell Me The Details
--------------------------------------------------------------------------------

THE TRUST
--------------------------------------------------------------------------------

The Trust was established as a Massachusetts business trust on January 9, 1986 by a Declaration of Trust. The Tax Free Bond Fund was originally formed as the MacKay-Shields MainStay Tax Free Bond Fund pursuant to a Declaration of Trust on January 9, 1986 and became a series of the Trust pursuant to a reorganization which occurred on May 29, 1987. The Total Return Fund commenced operations on December 29, 1987, the Equity Index Fund commenced operations on December 20, 1990, the California Tax Free Fund and New York Tax Free Fund each commenced operations on October 1, 1991 and the International Bond and International Equity Funds each commenced operations on September 13, 1994. The responsibilities of the Board of Trustees of the Trust are derived from the laws of the Commonwealth of Massachusetts and the Investment Company Act of 1940, as amended (the "1940 Act"). The Declaration of Trust and By-laws authorize the Trustees to establish additional series or "Funds" as well as additional classes of shares.



Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims any shareholder liability in connection with Trust property or the acts, obligations or affairs of the Trust. The Declaration of Trust provides that the Trust shall indemnify and hold each shareholder harmless from and against all claims and liabilities, to which such shareholder may become subject by reason of his being or having been a shareholder, and shall reimburse such shareholder out of the Trust's property for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote.



Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. No contingent-deferred sales charge would be imposed on distributions during liquidation of a Fund.



As of December 31, 1995, the Trust had aggregate net assets of $         , and
          shareholders.



The Trust is an open-end management investment company registered under the 1940 Act. Each Fund has a separate investment objective or objectives which it pursues through separate investment policies, as described in "Tell Me the Key Facts" and below. The differences in objectives and policies among the Funds can be expected to affect the degree of market and financial risk to which each Fund is subject and the investment return of each Fund.



OTHER INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

None of the Funds alone constitutes a complete investment program.

Investment decisions for each Fund are made independently from those of the other accounts and investment companies that may be managed by the Advisers. However, if such other accounts or investment companies are prepared to invest in, or desire to dispose of, securities in which one Fund invests at the same time as another Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund.



CONVERTIBLE FUND
--------------------------------------------------------------------------------

In selecting convertible securities for purchase or sale, MacKay-Shields takes into account a variety of investment considerations, including credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock.



During the fiscal year ended December 31, 1995, based upon the dollar-weighted average ratings of the Fund's portfolio holdings at the end of each month in the Fund's fiscal year, the Fund had the following percentages of its net assets invested in securities rated in the categories indicated (all ratings are by S&P):

__________% in securities rated AAA
__________% in securities rated AA
__________% in securities rated A
__________% in securities rated BBB
__________% in securities rated BB
__________% in securities rated B
__________% in securities rated CCC
__________% in securities rated CC
__________% in securities rated C
__________% in securities rated D
__________% in securities which were unrated
__________% in cash and cash equivalents
__________% in equity securities



These figures are intended solely to provide disclosure about the Fund's asset composition during its fiscal year ended December 31, 1995. The asset composition after this time may or may not be the same as represented by such figures. In addition, the categories reflect ratings by S&P, and ratings assigned by Moody's may not be consistent with ratings assigned by S&P or other credit rating services, and MacKay-Shields may not necessarily agree with a rating assigned by any credit rating agency.


EQUITY INDEX FUND
--------------------------------------------------------------------------------

When the Fund has cash reserves, the Fund may invest in cash equivalents, U.S. government securities and repurchase agreements with respect thereto. The Fund may also invest up to 25% of its total assets in securities of issuers in one industry (unless the Index exceeds that concentration) and lend up to 30% of its total assets to financial institutions.


NYLIFE Inc. ("NYLIFE"), a New York corporation and a wholly owned subsidiary of New York Life Insurance Company ("New York Life"), will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Fund (the "Guarantee") that if, exactly 10 years from the date of purchase (the "Guarantee Date"), the net asset value of a unit equal to the net asset value of a Fund share when purchased, plus the value of all cumulative reinvested dividends and distributions attributable to such share paid during that 10-year period ("Guaranteed Share"), is less than the public offering price initially paid for the share ("Guaranteed Amount"), NYLIFE will pay for disbursement to shareholders an amount equal to the difference between the Guaranteed Amount for each such share and the net asset value of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date. There is no charge to the Fund or its Shareholders for the Guarantee.



If the Fund pays a dividend or distribution in cash to all Fund shareholders, the amount of the distribution will reduce the Guaranteed Amount with respect to each Guaranteed Share in the amount of such cash distribution. Fund shares may be redeemed by shareholders prior to their Guarantee Date. However, any such redeemed shares will lose the benefit of the Guarantee.



Following the Guarantee Date, the shares of the Equity Index Fund will be subject to those risks normally associated with an investment in shares of a mutual fund that invests in securities represented in the Index.


For more information on the Guarantee, see the SAI.


NYLIFE is a New York holding company incorporated on January 26, 1984. Audited financial statements for NYLIFE for its most recent fiscal year ended December 31, 1995, appear in the SAI.



New York Life is a mutual life insurance company. Payment obligations under the Guarantee will be solely the obligations of NYLIFE. None of the Fund, New York Life, Monitor, NYLIFE Distributors, Inc., NYLIFE Securities Inc., any of their affiliates nor any other party is undertaking any obligation to the Fund or its shareholders with respect to the Guarantee. New York Life is not obligated to pay any claim under the Guarantee or to make additional capital contributions to NYLIFE.



How the indexing works
The weightings of stocks in the Index are based on each stock's relative total market capitalization (the stock's market price per share times the number of shares outstanding). Monitor seeks to provide investment results which mirror the performance of the Index. Monitor attempts to achieve this objective by investing in all stocks in the Index in the same proportion as their representation in the Index.


The Fund is managed using mathematical algorithms to determine which stocks are to be purchased or sold to replicate the Index to the extent feasible. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the Index, but such changes should be infrequent. No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis.


The Adviser believes that the indexing approach described above is an effective method of simulating percentage changes in the Index. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets. The Fund will attempt to achieve a tracking error of 0.25% (before expenses) relative to the Index, without taking into account Fund operating expenses. A tracking error of 0.00% would indicate perfect tracking of the Index, which would be achieved when the Fund's NAV, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to track the Index, however, may be affected by, among other things, transaction costs, changes in either the composition of the Index or number of shares outstanding for the components of the Index, and the timing and amount of shareholder redemptions, if any.


GOVERNMENT FUND
--------------------------------------------------------------------------------


This Fund seeks to achieve its investment objective by investing primarily in U.S. government securities, which include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities which are supported by:
(i) the full faith and credit of the U.S. government e.g., GNMA certificates;
(ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government; (iii) the credit of the instrumentality (e.g., bonds issued by the FNMA); or (iv) the discretionary authority of the U.S. government to purchase certain obligations of U.S. government agencies or instrumentalities.


The agencies and instrumentalities that issue U.S. government securities include, among others specifically mentioned in this prospectus: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal

Intermediate Credit Banks, Federal Farm Credit Bank, Student Loan Marketing Association and U.S. Maritime Administration.

The Fund anticipates that a significant portion of its portfolio may consist of Treasury bonds, GNMA mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools, such as securities issued by FNMA and FHLMC.

Although the mortgage loans in the pool underlying a GNMA certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by MacKay-Shields.

HIGH YIELD CORPORATE BOND FUND
--------------------------------------------------------------------------------

This Fund seeks to maximize current income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective; and will be sought only when consistent with the Fund's primary objective. For example, capital appreciation will be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when MacKay-Shields expects interest rates to decline.

Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments).

The Fund may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Fund's investments in loan participation interests will be subject to its limitation on investments in illiquid securities and, to the extent applicable, its limitation on investments in securities rated below investment grade.

The Fund may invest up to 40% of the value of its total assets in each of the electric utility and telephone industries, but will not invest more than 25% in either of those industries unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in such industry (issue size of $50 million or more) have averaged in excess of 105% of yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more).

MacKay-Shields seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. In addition, investments in foreign securities may serve to provide further diversification (see page x). For a further discussion of the special risks of investing in lower-rated and foreign securities, see "Risks of Investing in High Yield Securities ("Junk Bonds")" and "Foreign Securities" in this prospectus.

During the fiscal year ended December 31, 1995, based upon the dollar-weighted average ratings of the Fund's portfolio holdings at the end of each month in the Fund's fiscal year, the Fund had the following percentages of its net assets invested in securities rated in the categories indicated (all ratings are by S&P):

__________% in securities rated AAA
__________% in securities rated AA
__________% in securities rated A
__________% in securities rated BBB
__________% in securities rated BB
__________% in securities rated B
__________% in securities rated CCC
__________% in securities rated CC
__________% in securities rated C
__________% in securities rated D
__________% in securities which were unrated
__________% in cash and cash equivalents
__________% in equity securities

These figures are intended solely to provide disclosure about the Fund's asset composition during its fiscal year ended December 31, 1995. The asset composition after this time may or may not be the same as represented by such figures. In addition, the categories reflect ratings by S&P, and ratings assigned by Moody's may not be consistent with ratings assigned by S&P or other credit ratings services, and MacKay-Shields may not necessarily agree with a rating assigned by any credit rating agency.

INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------

The International Bond Fund is intended for investors who are seeking competitive overall return commensurate with an acceptable level of risk from an international portfolio of debt securities, but who also understand that international fixed income investments involve more risk than comparable domestic securities, due, in part, to fluctuating currency values.

In making investments for the Fund, the Adviser considers factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and quality of individual issuers. The Adviser will also determine, using good faith and judgement, (1) country allocation; (2) currency exposure (asset allocation across curriencies); and (3) diversified security holdings within each market.

To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs.

Generally, the Fund's average maturity will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall. The Fund may use various techniques to shorten or lengthen the dollar-weighted average maturity of its portfolio, including transactions in futures and options on futures, interest rate swaps, caps, floors and short sales.

The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by MacKay-Shields.

During the fiscal year ended December 31, 1995, based upon the dollar-weighted average ratings of the Fund's portfolio holdings at the end of each month in the Fund's fiscal year, the Fund had the following percentages of its net assets invested in securities rated in the categories indicated (all ratings are by S&P):

__________% in securities rated AAA
__________% in securities rated AA
__________% in securities rated A
__________% in securities rated BBB
__________% in securities rated BB
__________% in securities rated B
__________% in securities rated CCC
__________% in securities rated CC
__________% in securities rated C
__________% in securities rated D
__________% in securities which were unrated
__________% in cash and cash equivalents
__________% in equity securities

These figures are intended solely to provide disclosure about the Fund's asset composition during its fiscal year ended December 31, 1995. The asset composition after this time may or may not be the same as represented by such figures. In addition, the categories reflect ratings by S&P, and ratings assigned by Moody's may not be consistent with ratings assigned by S&P or other credit ratings services, and MacKay-Shields may not necessarily agree with a rating assigned by any credit rating agency.

INTERNATIONAL EQUITY FUND

In making investments for the Fund, the Adviser considers factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and quality of individual issuers. The Adviser will also determine, using good faith judgement, (1) country allocation; (2) currency exposure (asset allocation across curriencies); and (3) diversified security holdings within each market. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may use all of these techniques (1) in an effort to manage cash flow and remain fully invested in the stock and currency markets, instead of or in addition to buying and selling stocks and currencies, or (2) in an effort to hedge against a decline in the value of securities or currencies owned by it or an increase in the price of securities which it plans to purchase. The Fund also may purchase securities on a when-issued or forward commitment basis and engage in portfolio securities lending. See "Description of Investments and Investment Practices" for additional information on the Fund's permitted investments.

The International Equity Fund may invest in American Depositary Receipts ("ADRs") European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") or other similar securities convertible into securities of foreign issuers. An ADR is a receipt typically issued by a U.S. bank or trust company showing that you own a foreign security. An EDR is a receipt typically issued by a European bank or trust company showing that you own a foreign security. GDRs and IDRs are receipts typically issued by global or international depsoitories showing that you own a foreign security.

TAX FREE BOND FUND
--------------------------------------------------------------------------------

This Fund invests in obligations of states and their political subdivisions and agencies, the interest from which is, in the opinion of the issuer's bond counsel, exempt from regular federal income tax ("Municipal Bonds" or "tax-exempt securities"). None of the Fund, the Adviser nor counsel to the Fund reviews such opinions or otherwise determines independently that the interest on a security will be classified as tax-exempt interest. Municipal Bonds are issued to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors.

Because the Fund may hold high-grade Municipal Bonds, the income earned on shares of the Fund may tend to be less than it might be on a portfolio emphasizing lower quality securities. Conversely, to the extent that the Fund holds lower quality securities, the risk of default in the payment of principal or interest by the issuer of a portfolio security is greater than if the Fund held only higher quality securities. Although higher quality tax-exempt securities may produce lower yields, they are generally more marketable. To protect the Fund's capital under adverse market conditions, the Fund may from time to time purchase higher quality securities or taxable short-term investments with a resultant decrease in yield or increase in the proportion of taxable income.

The Fund may sell a security at any time in order to improve the yield on the Fund's portfolio. In buying and selling portfolio securities, the Fund seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. The Fund will not engage in arbitrage transactions.

The Fund may invest in Industrial Development and Pollution Control Bonds and municipal lease obligations. For more information on these types of investments see "Description of Investments and Investment Practices--Industrial Development and Pollution Control Bonds" and "Description of Investments and Investment Practices--Municipal Lease Obligations."

From time to time, the Fund may invest 25% or more of the value of its total assets in Municipal Bonds that are related in such a way that an economic, business, or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). The Fund may also invest 25% or more of the value of its total assets in Industrial Development Bonds. Further, the Fund may acquire all or part of privately negotiated loans made to tax-exempt borrowers. To the extent that these private placements are not readily marketable, the Fund will limit its investment in such securities (along with all other illiquid securities) to no more than 10% of the value of its total assets. Because an active trading market may not exist for such securities, the price that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by MacKay-Shields.

The enactment of the Tax Reform Act of 1986 ("TRA") has limited the types and volume of Municipal Bonds qualifying for the federal income tax exemption for interest, and results in the treatment of tax-exempt interest on certain Municipal Bonds as a tax preference item included in the alternative minimum tax base for corporate and noncorporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the more detailed and more numerous requirements imposed by the TRA after bonds have been issued may increase the likelihood of retroactive revocation of the tax-exempt status of certain Municipal Bonds after their issuance. It is not possible to predict the precise effect of such enactment on the availability of Municipal Bonds for investment or the value of the Fund's portfolio. The Fund intends to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

TOTAL RETURN FUND
--------------------------------------------------------------------------------

The Fund may invest in common stocks, convertible securities, warrants and fixed-income securities, such as bonds, preferred stocks and other debt obligations, including money market instruments. The Fund will also invest in stocks and other equity securities which it believes to be undervalued based upon factors such as ratios of market price to book value, estimated liquidating value and projected cash flow.

Although the Fund does not intend to seek short-term profits, securities in its portfolio will be sold whenever MacKay-Shields believes it is appropriate to do so without regard to the length of time the particular security may have been held, subject to certain tax requirements for qualification as a regulated investment company under the Code. A high turnover rate involves greater expenses to the Fund and may increase the possibility of shareholders realizing taxable capital gains. The Fund engages in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in achieving its investment objective.

The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by MacKay-Shields.

--------------------------------------------------------------------------------
DESCRIPTION OF INVESTMENTS AND INVESTMENT PRACTICES
--------------------------------------------------------------------------------

Information about the following types of investments, investment practices and related risks appears below: Arbitrage, Brady Bonds, Cash Equivalents, Convertible Securities, Debt Securities, Floaters and Inverse Floaters, Foreign Currency Transactions, Foreign Index-Linked Instruments, Foreign Securities, Futures Contracts and Options on Futures Contracts, Industrial Development and Pollution Control Bonds, Lending of Portfolio Securities, Mortgage-Backed Securities, Municipal Lease Obligations, Options on Foreign Currencies, Options on Securities and Indexes, Repurchase Agrements, Swap Agreements, When-Issued Securities and Forward Commitments, Zero Coupon Bonds, Risks of Investing in High Yield Securities ("Junk Bonds") and Special Risk Considerations for California and New York Tax Free Funds. For more information about the investments, investment practices and risks described in this section, please see the SAI.

ARBITRAGE
--------------------------------------------------------------------------------

Each Fund, except the California and New York Tax Free Funds, Equity Index Fund, International Bond Fund, International Equity Fund, and Tax Free Bond Fund, may sell in one market a security which it owns and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences between the prices of the security in the different markets. Although the Funds do not actively engage in arbitrage, such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund.

BRADY BONDS
--------------------------------------------------------------------------------

The Convertible Fund, High Yield Corporate Bond Fund, International Bond Fund and Total Return Fund may each invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered U.S. government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

There can be no assurance that Brady Bonds acquired by a Fund will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings. For further information see "Brady Bonds" in the SAI.

CASH EQUIVALENTS
--------------------------------------------------------------------------------

Each of the Funds may invest in cash or cash equivalents, which include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by any U.S. or foreign government or government agencies or instrumentality thereof (including repurchase agreements collateralized by such securities); obligations of banks (certificates of deposit, bankers' acceptances and time deposits) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000, and obligations of other banks or savings and loan associations if such obligations are federally insured; commercial paper which at the date of investment is rated A-1 by S&P, or P-1 by Moody's or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's; short-term corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's; and other debt instruments not specifically described if such instruments are deemed by the Trustees to be of comparable high quality and liquidity.

CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------

The Capital Appreciation Fund, Convertible Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, Total Return Fund and
Value Fund may invest in securities convertible into common stock. Such investments may be made, for example, if MacKay-Shields believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Funds' portfolios include convertible bonds, convertible preferred stocks, or warrants.

DEBT SECURITIES
--------------------------------------------------------------------------------

Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of beneficial interest of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of a Fund's investments, changes in relative values of the currencies in which a Fund's investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund.

FLOATERS AND INVERSE FLOATERS
--------------------------------------------------------------------------------

Each Fund, other than the Capital Appreciation Fund and the Equity Index Fund, may, to the extent permitted by law, invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well.

The California Tax Free Fund, Convertible Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, New York Tax Free Fund, Tax Free Bond Fund and Total Return Fund, may, to the extent permitted by law, invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Fund's limitation on investments in such securities.

FOREIGN CURRENCY TRANSACTIONS
--------------------------------------------------------------------------------

Each Fund, except the California and New York Tax Free Funds, the Government Fund, the Tax Free Bond Fund, and the Money Market Fund, may enter into a variety of foreign currency transactions, including forward foreign currency exchange contracts in order to protect or hedge against the adverse effect that changes in future foreign currency exchange rates may have on its investment portfolio or on its investment activities that are undertaken in foreign currencies.

The Funds cannot assure that these techniques will always be successful. Successful use of forward contracts depends on the investment managers' skill in analyzing and predicting relative currency values. Forward contracts alter a Fund's exposure to currency exchange rate activity and could result in losses to the Fund if currencies do not perform as investment managers anticipate. A Fund may also incur significant costs when converting assets from one currency to another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases.

The Advisers believe active currency management can be employed as an overall portfolio risk management tool. For example, in its view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.

FOREIGN INDEX-LINKED INSTRUMENTS
--------------------------------------------------------------------------------

As part of its investment program, and to maintain greater flexibility, the International Bond Fund and the International Equity Fund may invest in instruments which have the investment characteristics of particular securities, securities indexes, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. The risks of such investments would reflect the risks of investing in the index or other instrument, the performance of which determines the return for the instrument. Tax considerations may limit the Funds' ability to invest in foreign index-linked instruments.

FOREIGN SECURITIES
--------------------------------------------------------------------------------

Each Fund, except the California and New York Tax Free Funds, the Government Fund, and the Tax Free Bond Fund, may purchase foreign securities. The Money Market Fund may only purchase dollar denominated foreign securities. Foreign investments could be more difficult to sell than U.S. investments. They also may subject the Fund to risks different from investing in domestic securities. Investments in foreign securities involve risks of currency controls by governments, changes in currency rates and interest rates, difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders.

Investment in emerging market countries presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Funds.

Many of the foreign securities in which the Funds invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. A Fund may, however, engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Description of Investments and Investment Practices--Foreign Currency Transactions." Although the Adviser will attempt to manage the risk associated with currency exchange rates through foreign currency hedging, there is no guarantee the hedging will be effective and currency risk cannot be eliminated entirely.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
--------------------------------------------------------------------------------

The International Equity Fund, International Bond Fund, Total Return Fund, High Yield Corporate Bond Fund, Government Fund, California and New York Tax Free Funds and Tax Free Bond Fund may each enter into contracts for the future delivery of debt securities or an index of debt securities that are sufficiently correlated to its portfolio, in order to attempt to protect against the effects of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of a Fund's portfolio and for other appropriate risk management purposes. The Government Fund may enter into futures contracts and purchase and write options on futures, which are not U.S. government securities, in order to attempt to hedge against changes in interest rates and to seek current income. Such futures contracts would obligate the Fund to make or take delivery of certain debt securities or an amount of cash upon expiration of the futures contract, although most futures positions typically are closed out through an offsetting transaction prior to expiration.

In the case of a futures contract on an index, the amount of cash is equal to a specific dollar amount times the difference between the price at which the agreement is made and the value of an index at the close of the last trading day of the contract. No physical delivery of the underlying securities in the index is made.

Similarly, the Equity Index Fund, International Equity, Capital Appreciation Fund, Value Fund, Convertible Fund, and Total Return Fund may enter into contracts for the future delivery of securities and stock index futures contracts to protect against changes in stock market prices. In addition, each Fund, except the Equity Index Fund, Government Fund, Tax Free Bond Fund, California and New York Tax Free Funds and Money Market Fund, may, to the extent it invests in foreign securities, enter into contracts for the future delivery of foreign currencies to protect against changes in currency exchange rates, for the same type of hedging purposes.

The Funds may purchase put and call options on futures contracts, which give a Fund the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. The Funds also may write put and call options on futures contracts. It is the current policy of the Trust that the Funds will purchase or write only options on futures contracts that are traded on a U.S. or foreign exchange or board of trade.

The Funds will use financial futures contracts and related options for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter into such nonhedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures options positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of a Fund's total assets. The Funds will not, however, use futures contracts on securities, securities indexes or currencies for speculation. A Fund may lose the expected benefit of the transactions if interest rates, currency exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes in interest rates, currency exchange rates or securities prices may also result in poorer overall performance of a Fund than if the Fund had not entered into any futures transactions.

Because the only future contracts currently available to hedge the Tax Free Bond Fund's portfolio are futures on various U.S. government securities and futures on a municipal securities index, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve. The Tax Free Bond Fund will only purchase or sell such related futures or related options (such as U.S. Treasury or municipal securities index futures and related options) when, in the opinion of the Adviser, price movements in such futures and related options will closely correlate with price movements in the tax-exempt municipal securities which are subject to the hedge.

There are several risks associated with the use of futures and options on futures as hedging and risk management techniques. There may be an imperfect correlation between changes in the prices of futures and changes in the prices of securities of currencies which are the subject of the hedge. If the price of a futures contract changes less than the price of the securities or currencies which are the subject to the hedge, the hedge will not be fully effective.

It is also possible that, when a Fund has sold stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio may decline. If this occurred, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. The Funds do not intend to use U.S. stock index futures to hedge positions in securities of non-U.S. companies.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS
--------------------------------------------------------------------------------

The California Tax Free Fund, Government Fund, High Yield Corporate Bond Fund, New York Tax Free Fund, Total Return Fund and Tax Free Bond Fund may purchase Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Developments Bonds issued after the effective date of the TRA, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

Each Fund, except the Tax Free Bond Fund and the Money Market Fund, may also seek to increase its income by lending portfolio securities. If an Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the value of the total assets of the lending Fund. (For more information, see the SAI.)

MORTGAGE-BACKED SECURITIES
--------------------------------------------------------------------------------

Each Fund may buy mortgage-backed securities. Mortgage-backed securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost.

Collateralized Mortgage Obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and pre-paid principal on a CMO are paid monthly, quarterly or semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

FNMA and FHLMC (Fannie Mae and Freddie Mac) guarantee payment of interest and principal on FNMA- and FHLMC-backed securities, respectively. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations. Pass-through certificates may include securities backed by adjustable-rate mortgages which bear interest at a rate which will be adjusted periodically. Securities issued and backed by FNMA and FHLMC are not backed by the full faith and credit of the United States. The close relationship between these issuers and the U.S. government, however, makes them high quality with minimal credit risks.

The value of some mortgage- or asset-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.

MUNICIPAL SECURITIES AND MUNICIPAL LEASE OBLIGATIONS
--------------------------------------------------------------------------------

The two main types of municipal bonds are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its full faith, credit and taxing power to repay the principal and interest. "Revenue" bonds are repaid from the revenue of a particular facility (or group of facilities) or from proceeds of a specific revenue source. (Examples: bonds used to raise funds for highways, airports and hospitals.)

The California Tax Free Fund, Government Fund, High Yield Corporate Bond Fund, New York Tax Free Fund, Total Return Fund and Tax Free Bond Fund may invest in municipal lease obligations. Municipal lease obligations are tax-exempt securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local government authorities to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal bonds.

These obligations frequently contain "nonappropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "nonappropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with Municipal Bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. In order to limit certain of these risks, each Fund will not invest more than 10% of its assets in municipal lease obligations that are illiquid (along with all other illiquid securities). The liquidity of municipal lease obligations purchsed by a Fund will be determined pursuant to guidelines approved by the Board of Trustees.

OPTIONS ON FOREIGN CURRENCIES
--------------------------------------------------------------------------------

Each Fund, except the California Tax Free Fund, Equity Index Fund, Government Fund, the Tax Free Bond Fund, New York Tax Free Fund and the Money Market Fund, may, to the extent it invests in foreign securities, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of options transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

OPTIONS ON SECURITIES AND INDEXES
--------------------------------------------------------------------------------

Each Fund, except the Tax Free Bond Fund, the Equity Index Fund and the Money Market Fund, may sell (write) covered put and call options and purchase put and call options on any securities in which it may invest that are traded on U.S. and foreign securities and options exchanges and in the over-the-counter market, each in accordance with its respective investment objectives and policies. The Government Fund may buy and sell options on securities which are not U.S. government securities in order to attempt to hedge against changes in interest rates and to seek current income.

Call options sold by a Fund are agreements by a Fund, for a premium received by the Fund, to sell a particular security in its portfolio at a specified price if the option is exercised during the option period. Put options sold by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund.

The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period.

The Trustees have adopted a non-fundamental policy that each of the Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund, Total Return Fund and Value Fund may write covered call or put options with respect to no more than 25% of the value of its net assets, may purchase protective puts with a value of up to 25% of its net assets and may purchase calls and puts other than protective puts, with a value of up to 5% of the Fund's net assets.

The Funds, other than the California and New York Tax Free Funds, Tax Free Bond Fund and Money Market Fund, may purchase put and call options on securities indexes to hedge against risks of market-wide price fluctuations. The Equity index Fund may buy or sell call options on the S&P 500 Index. Options on securities indexes are similar to options on securities except that settlement is in cash. An option on an index is a contract that gives the purchaser of the option, in return for a premium paid, the right to receive from the writer of the option cash equal to the difference between the exercise price of the option and the closing price of an index, expressed in dollars, times the specified multiple (the "multiplier").

The Equity Index Fund will use these techniques primarily as a temporary substitute for taking positions in the securities that comprise the Index, particularly if the Adviser considers these instruments to be undervalued relative to the prices of the securities that comprise the Index. The Fund may, in particular, purchase call options on the Index to protect against increases in the prices of securities underlying the Index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option on the same series. A Fund may sell call options it has previously purchased, which could result in a net gain or loss, depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the call option which is sold.

The purchase and writing of options involves certain risks. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

Each Fund may enter into domestic repurchase agreements to earn income. The International Bond and International Equity Funds may also enter into foreign repurchase agreements. A repurchase agreement is an agreement whereby a Fund purchases securities and the seller agrees to repurchase the securities within a particular time at a specified price. Such price will exceed the original purchase price, the difference being income to the Fund, and will be unrelated to any interest rate on the purchased security.

The California and New York Tax Free Funds may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price.

The Trustees have reviewed and approved certain sellers who they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such sellers. If the other party to a repurchase agreement were to become bankrupt, a Fund could experience delays in recovering its investment or losses.

SWAP AGREEMENTS
--------------------------------------------------------------------------------

The International Bond and Equity Funds may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the

Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market and the laws relating to swaps, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements, to realize amounts to be received under such agreements, or to enter into swap agreements. Furthermore, swap agreements could have adverse tax consequences. See "Tax Status" in the Statement of Additional Information for information regarding the tax considerations relating to swap agreements.

--------------------------------------------------------------------------------
  WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
--------------------------------------------------------------------------------

Each Fund may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. The market value of the when-issued securities may be more or less than the purchase price payable at settlement date. Similarly, each Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures for "when-issued" securities will be followed.

--------------------------------------------------------------------------------
  ZERO COUPON BONDS
--------------------------------------------------------------------------------

The Funds, except the Equity Index Fund, may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting market rate at the time of issuance. Because interest on zero coupon bonds is not distributed on a current basis but is, in effect, compounded, zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.


--------------------------------------------------------------------------------
  RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")
--------------------------------------------------------------------------------

The Convertible Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, and Total Return Fund may, to varying degrees as previously described under "Descriptions of Each Fund" and "General Investment Considerations", invest in debt securities rated lower than Baa by Moody's or BBB by S&P. Securities rated lower than Baa by Moody's or BBB by S&P, or, if not rated, deemed to be of equivalent quality by the Adviser, are sometimes referred to as junk bonds.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes and, therefore, tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

Legislation designed to limit the use of high yield bonds in corporate transactions may have a material adverse effect on a Fund's NAV and investment practices. In addition, there may be special tax considerations associated with investing in high yield bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date. Also, distributions of such amounts generally will be taxable to shareholders even if the Fund does not distribute cash to them. Therefore, in order to pay taxes on this interest, shareholders may have to redeem some of their shares to pay the tax or the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

The use of credit ratings as the sole method for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of portfolio security held by a Fund, the Fund may retain the portfolio security if the Adviser deems it in the best interest of the shareholders.

--------------------------------------------------------------------------------
  SPECIAL RISK CONSIDERATIONS FOR CALIFORNIA AND NEW YORK TAX FREE FUNDS
--------------------------------------------------------------------------------

California Municipal Securities. Investors should be aware that certain California Constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in certain adverse consequences affecting California municipal securities. For instance, certain provisions of the California Constitution and statutes that limit the taxing and spending authority of California governmental entities may impair the ability of the issuers of some California municipal securities to maintain debt service on their obligations. Other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

New York Municipal Securities. Investors should be aware that New York State and New York City face long-term economic problems which could seriously affect their ability and that of other issuers of New York municipal securities to meet their financial obligations. Moreover, while the long-term prospects for New York City's economy are uncertain, investors should recognize that the securities industry played a significant role in the economy of New York City in recent years and contributed substantially to New York City's tax revenues. Declines in securities industry activity may have a significant adverse impact on New York City's fiscal situation.

For a discussion of certain matters relating to the fiscal policies and financial condition of the states of California and New York and their political subdivisions, see the SAI.

--------------------------------------------------------------------------------
  INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The following restrictions may not be changed with respect to any Fund without the approval of the majority of outstanding voting securities of that Fund (which, under the 1940 Act and the rules thereunder and as used in this Prospectus and the SAI, means the lesser of (1) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). Investment restrictions that appear below or elsewhere in this Prospectus which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund.

The Trust may not, on behalf of any Fund:

(1) invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer, except U.S. government securities. This restriction applies only with respect to 75% of the International Equity Fund's total assets and does not apply to the California Tax Free Fund, Equity Index Fund, International Bond Fund and New York Tax Free Fund;

(2) purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund. This restriction applies only with respect to 75% of the International Equity Fund's total assets and does not apply to the California Tax Free Fund, Equity Index Fund, International Bond Fund and New York Tax Free Fund;

(3) borrow money except from banks on a temporary basis for extraordinary or emergency purposes, including the meeting of redemption requests (or by engaging in reverse repurchase agreements or comparable portfolio transactions in the case of the International Equity and International Bond Funds, provided that those Funds maintain asset coverage of at least 300% for all such borrowings), and no purchases of securities will be made while such borrowings exceed 5% of the value of the Fund's assets (10% in the case of the California and New York Tax Free Funds);

(4) pledge, mortgage or hypothecate its assets, except that, to secure permitted borrowings, it may pledge securities having a market value at the time of pledge not exceeding 15% (10% in the case of the California and New York Tax Free Funds) of the cost of a Fund's total assets, and except in connection with permitted transactions in options, futures contracts and options on futures contracts. This restriction does not apply to the International Bond Fund or International Equity Fund;

(5) purchase securities (or with respect to the California and New York Tax Free Funds, and Tax Free Bond Fund purchase (i) Pollution Control and Industrial Development Bonds or (ii) securities the interest from which is not exempt from regular federal income tax) if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in U.S. government securities or, in the case of the California and New York Tax Free Funds, investments in repurchase agreements with respect thereto (for the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents) except that
    (a) the above limitation does not apply to the Equity Index

    Fund to the extent that the Standard & Poor's 500 Composite Stock Price Index is so concentrated; (b) up to 40% of the High Yield Corporate Bond Fund's total assets, taken at market value, may be invested in each of the electric utility and telephone industries, but it will not invest more than 25% in either of those industries unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in such industry (issue size of $50 million or more) have averaged in excess of 105% of yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more); (c) more than 25% of the market value of the total assets of the Money Market Fund will be invested in the securities of banks and bank holding companies, including certificates of deposit and bankers' acceptances; and (d) at such time that the 1940 Act is amended to permit a registered investment company to elect to be "industry non-diversified," the International Bond Fund and International Equity Fund elect to be so classified and the foregoing limitation shall no longer apply with respect to those Funds. With respect to the California and New York Tax Free Funds, private activity bonds ultimately payable by companies within the same industry are treated as if they were issued by issuers in the same industry for purposes of this restriction;

(6) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein or, issued by companies that invest in or deal in real estate) or, in the case of the California and New York Tax Free Funds, real estate investment trust securities; interests in oil; gas or mineral leases; commodities and commodity contracts. The Trust reserves the freedom of action to hold and to sell real estate acquired for any Fund as a result of the ownership of securities. Purchases and sales of foreign currencies on a spot basis and forward foreign currency exchange contracts, options on currency, currency futures contracts and options on such futures contracts are not deemed to be an investment in a prohibited commodity or commodity contract for the purpose of this restriction;

(7) make loans to other persons, except loans of portfolio securities (in the case of the California and New York Tax Free Funds, in an amount not to exceed 10% of the value of each Fund's total assets in accordance with applicable guidelines approved by the Board of Trustees and 30% in the case of the Equity Index Fund). The purchase of debt obligations (and bankers' acceptances and commercial paper in the case of the Equity Index Fund) and the entry into repurchase agreements in accordance with such Fund's investment objectives and policies are not deemed to be loans for this purpose; or

(8) with respect to the California and New York Tax Free Funds, purchase securities with contractual or other restrictions on resale or other illiquid assets (such as repurchase agreements with maturities in excess of seven days or other securities which are not readily marketable) if more than 10% of the total assets of the Fund would be invested in such securities. The Equity Index Fund may not invest more than 10% of its total assets in repurchase agreements providing for settlement in more than seven days after notice and in other securities that are not readily marketable.

"Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's net asset value. Additional fundamental and non-fundamental investment restrictions may be found in the SAI.

--------------------------------------------------------------------------------
  INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTOR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  THE ADVISERS
--------------------------------------------------------------------------------

The Trust, on behalf of each Fund, pays MacKay-Shields or Monitor a monthly fee for services performed at an annual percentage of the average daily net assets of that Fund as follows:

                                             Rate paid for
                                             the year ended
                                 Annual        December 31,
                                  Rate            1995
 ............................................................
California Tax Free Fund             %               %
Capital Appreciation Fund            %++             %
Convertible Fund                     %               %
Equity Index Fund                    %+++            %
Government Fund                      %               %
High Yield Corporate
  Bond Fund                          %++             %
International Bond Fund
International Equity Fund
Money Market Fund                    %+              %
New York Tax Free Fund               %               %
Tax Free Bond Fund                   %               %
Total Return Fund                    %++             %
Value Fund                           %*              %

 ............................................................
* up to $200 million; .325% from $200 to $500 million; and .25% in excess of $500 million
+ up to $300 million; .225% from $300 to $700 million; .20% from $700 million to $1.0 billion; and .175% in excess of $1.0 billion

++ The Administrator and MacKay-Shields have voluntarily established combined fee breakpoints for certain of the Funds as follows: for the Government Fund of .55% on assets exceeding $1 billion; for the High Yield Corporate Bond Fund of .55% on assets in excess of $500 million, for the Total Return Fund of .60% on assets in excess of $500 million; and for the Capital Appreciation Fund of .65% on assets in excess of $200 million and .50% on assets in excess of $500 million. See "The Administrator" for further information.

+++In the event the expenses of the Fund (including the fees of the Equity Index
   Fund's Investment Adviser and Administrator, but excluding interest, taxes, organizational expenses, brokerage commissions, litigation and indemnification expenses and other extraordinary expenses) for any fiscal year exceed the limits set by any state that regulates mutual fund expenses, Monitor will reduce its fees payable by the Fund by 20% of such excess. In addition, effective January 1, 1996, in the event the total expenses of the Equity Index Fund (including Rule 12b-1 fees) for any fiscal year exceeds .80% of the value of the Fund's average annual net assets, the Administrator will reduce its fees payable by the Fund by the difference between the Fund's total expenses and 80%. This fee waiver is voluntary and may be terminated at any time.

The advisory fees paid by the International Bond Fund and International Equity Fund are higher than the investment advisory fee paid by most other registered investment companies that invest only or primarily in domestic securities, but is comparable to the advisory fees paid by other international funds.

--------------------------------------------------------------------------------
  THE ADMINISTRATOR
--------------------------------------------------------------------------------

The Trust, on behalf of each Fund, pays the Administrator a monthly fee for the services performed and the facilities furnished by the Administrator, pursuant to the Administration Agreement, at an annual rate of the average daily net assets of that Fund as follows:


                                               Rate Paid
                                               for Fiscal
                                               Year Ended
                                 Annual        December 31,
                                  Rate            1995
 ............................................................
California Tax Free Fund             %               %
Capital Appreciation Fund            %++             %
Convertible Fund                     %               %
Equity Index Fund                    %***            %
Government Fund                      %++             %
High Yield Corporate
  Bond Fund                          %++             %
International Bond Fund
International Equity Fund
Money Market Fund                    %+              %
New York Tax Free Fund               %               %
Tax Free Bond Fund                   %               %
Total Return Fund                    %++             %
Value Fund                           %*              %

* up to $200 million; .325% from $200 to $500 million; and .25% in excess of $500 million

+ up to $300 million; .225% from $300 to $700 million; .20% from $700 million to $1.0 billion; and .175% in excess of $1.0 billion

++ The Administrator and MacKay-Shields have established combined fee breakpoints for the Government Fund of .55% on assets exceeding $1 billion, for the High Yield Corporate Bond Fund of .55% on assets in excess of $500 million, for the Total Return Fund of .60% on assets in excess of $500 million and for the Capital Appreciation Fund of .65% on assets in excess of $200 million and .50% on assets in excess of $500 million. See "The Advisers" for further information.

*** The Administration Agreement also provides that, in the event the expenses of the Fund (including the fees of Monitor and the Administrator, but excluding interest, taxes, organization expenses, brokerage commissions, litigation and indemnification expenses and other extraordinary expenses) for any fiscal year exceed the limits set by any state that regulates mutual fund expenses, the Administrator will reduce its fees payable by the Fund by 80% of such excess. In addition, effective January 1, 1996, in the event the total expenses of the Equity Index Fund (including Rule 12b-1 fees) for any fiscal year exceeds .80% of the value of the Fund's average annual net assets, the Administrator will reduce its fees payable by the Fund by the difference between the Fund's total expenses and .80%. This fee waiver is voluntary and may be terminated at any time.

The payment of the Equity Index Fund's investment management and administration fees, as well as other operating expenses, will have the effect of reducing investors' returns and will affect the Equity Index Fund's ability to track the Index exactly.

Each Fund, other than Equity Index Fund, pursuant to an Accounting Agreement with NYLIFE Distributors will bear an allocable portion of the Administrator's cost of performing certain bookkeeping and pricing services which were previously provided by the Trust's Custodian and Transfer Agent. Each Fund, other than the Equity Index Fund, pays NYLIFE Distributors a monthly fee for services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. In addition, each Fund pays NYLIFE Distributors amounts intended to reimburse it for costs incurred for account maintenance, correspondence and in providing account set-up services also previously provided by the Trust's Custodian and Transfer Agent. Finally, NYLIFE Distributors provides the Funds with certain record-keeping and administrative services pursuant to a Services Agreement with the Funds.

NYLIFE Distributors is not responsible for records maintained by the Funds' Custodian and Transfer, Dividend Disbursing and Shareholder Servicing Agent, except those as to which the Administrator has supervisory functions, and other than those being maintained by the Advisers.

--------------------------------------------------------------------------------
  THE DISTRIBUTOR
--------------------------------------------------------------------------------

To compensate the Distributor for the services it provides and for the expenses it bears in distributing shares and servicing shareholders of the Funds, each Fund, other than the Money Market Fund, has adopted separate distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares of that Fund (the "Class A Plans," the "Class B Plans" and, collectively, the "Plans"). The Equity Index Fund only offers Class A shares and, accordingly, only has a Class A Plan. Pursuant to the Class A Plans, each Fund pays the Distributor a monthly fee, which is an expense of the Class A shares of each Fund charged against its income, at the annual rate of 0.25% of the average daily net assets of each Fund's Class A shares for distribution or service activities, as designated by the Distributor. Pursuant to the Class B Plans, each Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B shares of each Fund, at the annual rate of 0.75% (0.25% in the case of the California and New York Tax Free Bond Funds and the Tax Free Bond Fund) of the lesser of:

(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the aggregate net asset value of the Fund's Class B shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or

(b) the average daily net assets of the Fund's Class B shares.

Class B shares of the Funds pay to the Distributor, in addition to the distribution fee, a service fee at the rate of 0.25% on an annualized basis of the average daily net asset value of the Class B shares of each Fund as compensation for personal continuing services rendered to Class B shareholders of the Funds and the maintenance of shareholder accounts.

The combination of the contingent deferred sales charge and the distribution fee contribute to a Fund's ability to sell Class B shares without a sales charge being deducted at the time of purchase. The Distributor is entitled to receive the proceeds of contingent deferred sales charges which may be imposed at the time of redemptions or repurchases of shares. The receipt of contingent deferred sales charges does not reduce the distribution fee. See "Alternative Sales Arrangements--Deferred Sales Charge Class B Shares--Contingent Deferred Sales Charge, Class B."

Under a Plan, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Each Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a Plan. For example, the Distributor will advance to dealers who sell Class B shares of the Funds an amount equal to 4% of the aggregate net asset value of the shares sold. In addition, the Distributor will pay dealers an ongoing annual service fee equal to 0.25% of the aggregate net asset value of shares held by investors serviced by the dealer. In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years. If the Plans for the Funds are terminated, the Funds will owe no payments to the Distributor other than any portion of the distribution fee accrued through the effective date of termination but then unpaid.

Plan revenues may be used to reimburse third parties which provide various services to shareholders who are participants in various retirement plans. These services include aggregating and processing purchase and redemption orders for participant shareholders, processing dividend payments, forwarding shareholder communications, and recordkeeping.

As of December 31, 1995, the amount of unreimbursed expenses incurred in a previous plan year and carried over to future plan years pursuant to the Class
___ Plan was $________ and ___% of net assets of the ________ Fund.

Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund.

--------------------------------------------------------------------------------
  HOW TO PURCHASE SHARES OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  GENERAL INFORMATION
--------------------------------------------------------------------------------

The two classes of shares each represent an interest in the same portfolio of investments of each Fund, have the same rights and are identical in all respects, except that, to the extent applicable, each class bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from such sales arrangement. Each class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. The net income attributable to Class B shares and the dividends payable on Class B shares will be reduced by the amount of the higher 12b-1 fee and incremental expenses associated with such class. Likewise, the NAV of the Class B shares will be reduced by such class specific expenses (to the extent the Fund has undistributed net income) and investment performance of Class B shares will be less competitive than that of Class A shares. For additional information on the features of Class A and Class B shares, see "Alternative Sales Arrangements."

Shares of the Funds may be sold through broker-dealers not affiliated with the Distributor. Some of those broker-dealers are not participants in the National Securities Clearing Corporation Fund/SERV clearing system ("Fund/SERV"). Orders placed through non-affiliated broker-dealers who are not participants in Fund/SERV will be effective when received in good order by the Funds' Transfer Agent, Boston Financial Data Services ("BFDS"), in Boston, Massachusetts.

--------------------------------------------------------------------------------
  BY MAIL
--------------------------------------------------------------------------------

Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's registered representative. Shares of any Fund, except the Money Market Fund, may be purchased at the NAV per share plus any applicable sales charge next determined after receipt and acceptance of the purchase order by that Fund. In the case of the Money Market Fund (which seeks to maintain a constant net asset value of $1.00 per share), the share purchase is effected as of the NAV next determined after receipt and acceptance of the purchase order by the Fund's Transfer Agent.

--------------------------------------------------------------------------------
  BY TELEPHONE
--------------------------------------------------------------------------------

For all Funds, other than the Money Market Fund, an investor may make an initial investment by having his or her registered representative telephone the Distributor between 9:00 a.m. and 4:00 p.m., Eastern time, on any day the New York Stock Exchange is open. The purchase will be effected at the NAV per share plus any applicable sales charge next determined following receipt of the telephone order as described above. An application and payment must be received and accepted by the Distributor within three business days. All telephone calls are recorded to protect shareholders and the Shareholder Servicing Agent. For a description of certain limitations on the liability of the Funds and the Shareholder Servicing Agent for transactions effected by telephone, see pg. ___, "Know How to Sell and Exchange Shares."

--------------------------------------------------------------------------------
  BY WIRE
--------------------------------------------------------------------------------

An investor may open an account and invest by wire by having his or her registered representative telephone the Distributor between 9:00 a.m. and 4:00 p.m., Eastern time, to obtain an account number and instructions. For both initial and subsequent investments, federal funds should be wired to:

  State Street Bank and Trust Company
  225 Franklin Street
  Boston, Massachusetts 02110
  ABA No.: 011 0000 28
  Attn.: Custody and Shareholder Services
  For Credit: MainStay________________Fund__Class______
  Shareholder Account No.____________________________
  Shareholder Registration ____________________________

An application must be received by the Distributor within three business days. The investor's bank may charge the investor a fee for the wire.

To make a purchase effective the same day, the registered representative must call the Distributor by 12:00 noon, Eastern time, and federal funds must be received by the Shareholder Servicing Agent before 4:00 p.m., Eastern time.

Wiring money to the Trust will reduce the time a shareholder must wait before redeeming or exchanging shares because, when a shareholder purchases by check, the Trust can hold payment on redemptions until the Trust is reasonably satisfied that the funds have been collected (which can take up to 10 days).

--------------------------------------------------------------------------------
  ADDITIONAL INVESTMENTS
--------------------------------------------------------------------------------

Additional investments in a Fund may be made at any time by mailing a check (see below) payable to the Fund directly to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. The shareholder's account number and the name of the Fund and class of shares must be included with each investment. Purchases will be effected at the NAV per share plus any applicable sales charge next determined as described above.

--------------------------------------------------------------------------------
  SYSTEMATIC INVESTMENT PLANS
--------------------------------------------------------------------------------

The Trust's officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases by certain qualified retirement plans, New York Life employee and agent investment plans, investments resulting from distributions by other New York Life products and NYLIFE Distributors products, and purchases by certain individual participants.

Investors whose bank is a member of the Automated Clearing House ("ACH") may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling Boston Financial Data Services, the Shareholder Servicing Agent, toll free at 1-800-462-6789 (between 8:00 a.m. and 4:00 p.m., Eastern time). The investment will be effected at the NAV per share, plus any applicable sales charge, next determined after receipt and acceptance of the order, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit for an account designated by the shareholder on an application form. The initial investment must be in accordance with the investment amounts previously mentioned. Subsequent minimum investments are $50 monthly, $100 quarterly, $250 semiannually, or $500 annually or $1,000 in the case of the Equity Index Fund. The investment day may be any day from the third through the twenty-eighth of the respective month. Fund shares purchased by AutoInvest are not redeemable until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

--------------------------------------------------------------------------------
  OTHER INFORMATION
--------------------------------------------------------------------------------

Investors may, subject to the approval of the Trust, the Distributor and the Adviser to the particular Fund, purchase shares of a Fund with liquid securities that are eligible for purchase by that Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Adviser intends to retain the security in the Fund as an investment. The Trust reserves the right to amend or terminate this practice at any time. An investor must call Client Services at 1-800-522-4202 before sending any securities.

An investor in certain qualified retirement plans may open an account with a minimum investment of a lesser amount when permitted under such qualified retirement plan. The Trust and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Trust with a certified taxpayer I.D. or such other tax-related certifications as the Trust may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified taxpayer I.D. (or such other information as the Trust has requested) has been provided.

--------------------------------------------------------------------------------
  ALTERNATIVE SALES ARRANGEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  INITIAL SALES CHARGE ALTERNATIVE CLASS A SHARES
--------------------------------------------------------------------------------

The sales charge on Class A shares of the Funds is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale.

The sales charge applicable to an investment in Class A shares of the Capital Appreciation Fund, Convertible Fund, International Equity Fund, Total Return Fund and Value Fund will be determined according to the following table:


                                                  Sales Charge as
                          Sales Charge as         a Percentage of
                          a Percentage of:        Offering Price:
                        --------------------  -------------------------
                                     Net                    Retained
Amount of               Offering    Amount     Retained       by the
Purchase                  Price    Invested    by Dealer   Distributor
-----------------------------------------------------------------------
Less than $50,000           5.50%      5.82%      4.75%      0.75%
$50,000 to $99,999          4.50%      4.71%      4.00%      0.50%
$100,000 to $249,999        3.50%      3.63%      3.00%      0.50%
$250,000 to $499,999        2.50%      2.56%      2.00%      0.50%
$500,000 to $999,999        2.00%      2.04%      1.75%      0.25%
$1,000,000 or more*         None       None     See Below*   None
-----------------------------------------------------------------------

The sales charge applicable to an investment in Class A shares of the California Tax Free Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, New York Tax Free Fund and Tax Free Bond Fund will be determined according to the following table:

                                                  Sales Charge as
                          Sales Charge as         a Percentage of
                          a Percentage of:        Offering Price:
                        --------------------  -------------------------
                                     Net                    Retained
Amount of               Offering    Amount     Retained       by the
Purchase                  Price    Invested    by Dealer   Distributor
-----------------------------------------------------------------------
Less than $100,000          4.50%      4.71%      4.00%      0.50%
$100,000 to $249,999        3.50%      3.63%      3.00%      0.50%
$250,000 to $499,999        2.50%      2.56%      2.00%      0.50%
$500,000 to $999,999        2.00%      2.04%      1.75%      0.25%
$1,000,000 or more*         None       None     See Below*   None
-----------------------------------------------------------------------

The sales charge for the Equity Index Fund is a variable percentage of the public offering price depending upon the amount of the sale, as set forth below:

                                                  Sales Charge as
                          Sales Charge as         a Percentage of
                          a Percentage of:        Offering Price:
                        --------------------  -------------------------
                                     Net                    Retained
Amount of               Offering    Amount     Retained      by the
Purchase                  Price    Invested    by Dealer   Distributor
-----------------------------------------------------------------------
Less than $100,000          3.00%      3.09%      2.75%      0.25%
$100,000 to $249,999        2.50%      2.56%      2.25%      0.25%
$250,000 to $499,999        2.00%      2.04%      1.75%      0.25%
$500,000 to $999,999        1.50%      1.52%      1.25%      0.25%
$1,000,000 or more*         None       None     See Below*   None

* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of such shares within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares--Contingent Deferred Sales Charge, Class A."

The Distributor may allow the full sales charge to be retained by dealers. The amount retained may be changed from time to time but will remain the same for all dealers. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

PURCHASES AT NAV
--------------------------------------------------------------------------------

A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its Trustees, New York Life and its subsidiaries and their employees, officers, directors or agents (and immediate family members). Also, any employee or registered representative of an authorized broker-dealer may purchase a Fund's shares at NAV without payment of any sales charge. In addition, the Trust will treat Class A share purchases of Funds, other than the Equity Index Fund and Money Market Fund, in an amount less than $1,000,000 by defined contribution plans that are sponsored by employers with 250 or more employees as if such purchases were equal to an amount more than $1,000,000 but less than $2,500,000.

In addition, Class A shares of the Funds may be purchased at net asset value through broker-dealers, investment advisers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment adviser or other financial institution.

REDUCED SALES CHARGES ON CLASS A SHARES
--------------------------------------------------------------------------------

The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of a Fund made at one time by any "Qualified Purchaser", which term includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than IRAs and 403(b) plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company. The circumstances under which "Qualified Purchasers" and other investors in the Funds may pay reduced sales charges are described on pg. X. "Consider Reducing Your Sales Charge."

Letter of Intent
The LOI is a non-binding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. For more information, see the SAI or call MainStay Client Services at 1-800-522-4202.

Contingent Deferred Sales Charge, Class A
In order to recover commissions paid to dealers on qualified investments of $1 million or more, a contingent deferred sales charge of 1% will be imposed on redemptions of such investments made within one year of the date of purchase. The contingent deferred sales charge will be waived for redemptions from qualified pension and profit sharing plans.

Class A shares that are redeemed will not be subject to a contingent deferred sales charge, however, to the extent that the value of such shares represents:
(1) capital appreciation of Fund assets; (2) reinvestment of dividends or capital gains distributions; or (3) Class A shares redeemed more than one year after their purchase. Class A shares of a Fund that are purchased without a front-end sales charge may be exchanged for Class A shares of another Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class A shares that were acquired through an exchange.

The contingent deferred sales charge will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) a front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

DEFERRED SALES CHARGE CLASS B SHARES
--------------------------------------------------------------------------------

Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

Contingent Deferred Sales Charge, Class B

A contingent deferred sales charge will be imposed on redemptions of Class B shares of the Funds, in accordance with the table below, at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class B account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class B shares in that Fund during the preceding six years. However, no such charge will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed
(a) the current aggregate net asset value of Class B shares of that Fund purchased more than six years prior to the redemption, plus (b) the current aggregate net asset value of Class B shares of that Fund purchased through reinvestment of dividends or distributions, plus (c) increases in the net asset value of the investor's Class B shares of that Fund above the total amount of payments for the purchase of Class B shares of that Fund made during the preceding six years. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor.

The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of any Fund (other than the Money Market Fund and Equity Index Fund) until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

The following table sets forth the rates of the contingent deferred sales charge:

                                      Contingent Deferred Sales
                                      Charge as a Percentage
     Year Since Purchase              of Amount Redeemed
     Payment Made                     Subject to the Charge
    -----------------------------------------------------------
     First.............................................5.0%
     Second............................................4.0%
     Third.............................................3.0%
     Fourth............................................2.0%
     Fifth.............................................2.0%
     Sixth.............................................1.0%
     Thereafter........................................None
    -----------------------------------------------------------

In determining the rate of any applicable contingent deferred sales charge, it will be assumed that a redemption is made of shares held by the shareholder for the longest period of time. This will result in any such charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized on the redemption or repurchase of shares.

The contingent deferred sales charge will be waived in connection with the following redemptions: (i) withdrawals from IRS qualified and non-qualified retirement plans, individual retirement accounts, tax sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account (e.g., attainment of age 59 1/2, separation from service, death, disability, loans, hardships, withdrawals of excess contributions pursuant to applicable IRS rules, withdrawals based on life expectancy under applicable IRS rules); (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established;
(iii) preretirement transfers or rollovers within a retirement plan where the proceeds of the redemption are invested in proprietary products offered or distributed by New York Life or its affiliates; (iv) required distributions by charitable trusts under Section 664 of the Code; (v) living revocable trusts on the death of the beneficiary; (vi) redemptions made within one year following the death or disability of a shareholder; (vii) continuing, periodic withdrawals under the Systematic Withdrawal Plan used to pay monthly premiums to New York Life or an affiliate of New York Life; (viii) continuing, periodic withdrawals, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class B share account in a Fund; (ix) redemptions by New York Life or an affiliate of New York Life; (x) redemptions by directors, Trustees, officers and employees (and immediate family members) of the Trust and of New York Life and its affiliates where no commissions have been paid; (xi) redemptions by employees of any dealer which has a soliciting dealer agreement with the Distributor, and by any trust, pension, profit-sharing or benefit plan for the benefit of such persons where no commissions have been paid; (xii) redemptions by separate accounts or advisory accounts managed by New York Life or an affiliated company; (xiii) redemptions by tax-exempt employee benefit plans resulting from the adoption or promulgation of any law or regulation;
(xiv) redemptions effected by registered investment companies by virtue of transactions with a Fund; (xv) redemptions by any state, county or city, or any instrumentality, department, authority or agency thereof and by trust companies and bank trust departments; (xvi) involuntary redemptions of an account with a net asset value of $250 ($500 for the Money Market Fund) or less; and (xvii) transfers to (a) other funding vehicles sponsored or distributed by New York Life or an affiliated company, or (b) guaranteed investment contracts, regardless of the sponsor, within a retirement plan. The contingent deferred sales charge is waived on such sales or redemptions to promote goodwill and because the sales effort, if any, involved in making such sales is negligible. Shareholders should notify the Fund's Transfer Agent at the time of requesting such redemptions that they are eligible for a waiver of the contingent deferred sales charge. Class B shares upon which the contingent deferred sales charge may be waived may not be resold, except to the Trust. Shareholders who are making withdrawals from retirement plans and accounts or other tax sheltered or tax deferred accounts should consult their tax advisors regarding the tax consequences of such withdrawals.

 -------------------------------------------------------------------------------
 REDEMPTIONS, REPURCHASES AND EXCHANGES
 -------------------------------------------------------------------------------

Shares may be redeemed directly from a Fund or through your registered representative. Shares redeemed will be valued at the NAV per share next determined after the Transfer Agent receives the redemption request in "good order." "Good order" with respect to a redemption request generally means that a stock power or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by an eligible guarantor institution. In cases where redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to the Funds' Transfer Agent must be submitted before the redemption request will be accepted.

The redeeming Fund will make payment in cash, except as described below, of the net asset value of the shares next determined after such redemption request was received, less any applicable contingent deferred sales charge. There will be no redemption, however, during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on such Exchange is restricted or the SEC deems an emergency to exist.

Dealers may charge for their services in connection with the repurchase of shares, but neither the Funds nor the Distributor imposes any charge. The offer to repurchase shares may be suspended at any time.

The value of a Fund's shares redeemed or repurchased may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned the shares.

Redemption by Check

The Money Market Fund and State Street Bank and Trust Company each reserve the right at any time to suspend the procedure permitting redemption by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interest of other shareholders of the Money Market Fund.

Systematic Withdrawal Plan

Dividends and capital gains distributions on shares held under and the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the same Fund at NAV. The Fund's Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any contingent deferred sales charge, if applicable.

Exchange Privileges

Exchanges will be based upon each Fund's NAV per share next computed following receipt of a properly executed exchange request.

Subject to the conditions and limitations described herein, Class A and Class B shares of a Fund may be exchanged for shares of an identical class of the following MainStay Funds:

     MainStay California Tax Free Fund
     MainStay Capital Appreciation Fund
     MainStay Convertible Fund
     MainStay Government Fund
     MainStay High Yield Corporate Bond Fund
     MainStay International Bond Fund
     MainStay International Equity Fund
     MainStay Money Market Fund
     MainStay New York Tax Free Fund
     MainStay Tax Free Bond Fund
     MainStay Total Return Fund
     MainStay Value Fund

In addition, an exchange privilege between Class A shares of the Funds and MainStay Equity Index Fund is offered. Shareholders should note, however, that Guaranteed Shares exchanged before or after the Guarantee Date will lose the benefit of the Guarantee. Any exchanges between a Fund and MainStay Equity Index Fund will be subject to the conditions applicable to Class A share exchanges described herein, as well as any applicable minimum investment requirements. No exchange privilege between Class B shares of the Funds and MainStay Equity Index Fund is offered.

Investors should read the Prospectus carefully before they place an exchange request.

Generally, shareholders may exchange their Class A shares of a Fund for Class A shares of another MainStay Fund, without the imposition of a sales charge. Any such exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request. However, where a shareholder seeks to exchange Class A shares of the Money Market Fund for Class A shares of another MainStay Fund which are subject to a front-end sales charge, the applicable sales charge will be imposed on the exchange, unless the shareholder has previously paid a sales charge with respect to such shares.

Class B shares of a Fund may be exchanged for Class B shares of another MainStay Fund at the net asset value next computed following receipt of a properly executed exchange request, without the payment of a contingent deferred sales charge; the sales charge will be assessed, if applicable, when the shareholder redeems his or her shares or has them repurchased without a corresponding purchase of shares of another MainStay Fund. However, where a shareholder previously exchanged his or her Class B shares into the Money Market Fund from another MainStay Fund, the applicable contingent deferred sales charge will be assessed when the shares are redeemed from the Money Market Fund even though the Money Market Fund does not otherwise assess a contingent deferred sales charge on redemptions. Class B shares of a Fund acquired as a result of subsequent investments, except reinvested dividends and distributions, will be subject to the contingent deferred sales charge when ultimately redeemed or repurchased without purchasing shares of another MainStay Fund.

Exchanges may only be made with respect to Funds registered in the state of residence of the investor or where an exemption from registration is available. An exchange may be made by either writing to the Funds' Transfer Agent at the following address: The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling the Funds' Transfer Agent at 1-800-462-6789 (8:00 a.m. to 4:00 p.m., Eastern time).

In times when the volume of telephone exchanges is heavy, additional phone lines will automatically be added by the Transfer Agent. However, in times of drastic economic or market changes, the telephone exchange privilege may be difficult to implement. When calling the Transfer Agent to make a telephone exchange, shareholders should have available their account number and social security or taxpayer identification numbers. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and social security or tax identification numbers. Shares may be exchanged among accounts with different names, addresses and social security or tax identification numbers only if the exchange request is in writing and is received in "good order." If the dealer permits, the dealer representative of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges. See "Redemptions and Repurchases."

It is the policy of the Funds to discourage frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, five exchanges are permitted in each 12-month period without the imposition of any transaction fee; subsequently, exchange requests may be denied.

For purposes of determining the length of time a shareholder owned Class B shares prior to redemption or repurchase in order to determine the applicable contingent deferred sales charge, Class B shares will be deemed to have been held from the date of purchase of the shares, regardless of exchanges into other Funds. For federal income tax purposes, an exchange is treated as a sale on which an investor may realize a gain or loss. See "Understand the Tax Consequences," for information concerning the federal income tax treatment of a disposition of shares. All exchanges are subject to the minimum investment requirements of the Funds involved. The exchange privilege may be modified or withdrawn at any time without notice.

Reinvestment Privilege

If the redemption or repurchase resulted in a loss and reinvestment is made in shares of a Fund, some or all of the loss, depending on the amount reinvested, could be disallowed for federal income tax purposes.

Distributions in Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions or repurchases, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed or repurchased. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

Distributions and Redemptions for Equity Index Fund

For the Equity Index Fund, distributions will be paid in additional shares based on the NAV at the close of business on the payment date of the distribution, unless the shareholder elects to receive such distributions in cash. Receipts of dividends in cash by a shareholder will have the effect of reducing the number of Guaranteed Shares held by that shareholder, and, therefore, the value of the Guarantee to that shareholder. If, however, the Fund pays a dividend in cash to all shareholders for the purpose of assuring the Fund's compliance with applicable provisions of the Code, any such amounts paid in cash will reduce the Guaranteed Amount applicable to each Guaranteed Share in the amount of the dividend paid.

Earnings of the Fund not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of this tax, the Fund intends to comply with the above distribution requirement.

Equity Index Fund shares may be redeemed by shareholders prior to their Guarantee Date. However, any such redeemed shares will lose the benefit of the Guarantee.

Within seven days after acceptance of a redemption request, the Equity Index Fund is required to make payment of the net asset value of the shares on the date the order was received in proper form, except that where a request is made at least 30 days prior to a dividend or distribution record date to redeem the dividend shares immediately upon issuance (to effectively receive the dividend in cash), redemption and payment will occur at that time.

 -------------------------------------------------------------------------------
 TAX-DEFERRED RETIREMENT PLANS
 -------------------------------------------------------------------------------

Shares of each Fund, except the California and New York Tax Free Funds and the Tax Free Bond Fund, may be purchased for retirement plans, providing tax-deferred investments for individuals and institutions. Shares purchased may be used as investments for established plans, or the Distributor may provide plan documents for selected plans. A plan document must be adopted in order for a plan to be in existence.

Custodial services are provided for IRA/SEP/SARSEP plans, and for 403(b)(7) Custodial Accounts. Plan administration is also available for select qualified retirement plans.

Contributions made to such plans to the extent provided in federal income tax law currently in effect, and earnings thereon, will not be taxable to the plan participant until distribution. For certain individuals, the TRA of 1986 reduced, and in some cases eliminated, the deductibility of contributions to IRAs for taxable years beginning in December 31, 1986. The TRA also reduced the maximum permissible amount of participant's elective deferrals under a 401(k) plan or 403(b)(7) Custodial Account for taxable years beginning after December 31, 1986. Additionally, the Omnibus Budget Reconciliation Act of 1993 reduced the maximum amount of annual compensation that can be considered for qualified pension and profit sharing plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

The Internal Revenue Service ("IRS") has specific distribution requirements that apply to investors who reach age 70 1/2. Therefore, investors over the age of 60 1/2 who wish to preserve the full Guarantee with respect to their investment in the Equity Index Fund should carefully consider whether shares of the Fund should be purchased for their retirement plan.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------

Portfolio securities of the Money Market Fund are valued at their amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received.

Portfolio securities of each other Fund are valued at their fair market values as determined by the methods described in the SAI with the exception of money market instruments held by those Funds, which are valued by the amortized cost method.

--------------------------------------------------------------------------------
PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

The primary consideration in portfolio security transactions is best execution. Subject to this requirement, securities may be bought from or sold to brokers or dealers who have furnished statistical, research and other information or services to the Advisers. Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Advisers may consider sales of shares of the respective Funds as a factor in the selection of broker-dealers to execute each Fund's portfolio transactions. NYLIFE Securities may act as a broker for the Trust in accordance with applicable regulations.

For reporting purposes, a Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average value of the Fund's securities, excluding securities whose maturities at acquisition were one year or less. A 100% portfolio turnover rate would occur, for example, if all included securities were replaced once during the year. The Funds' portfolio turnover rates for each of the past fiscal years are set forth under "Financial Highlights."

Increased portfolio turnover may result in brokerage commissions and in realization of net short-term capital gains which, when distributed, are taxed to shareholders (other than retirement plans) at ordinary income tax rates.

--------------------------------------------------------------------------------
TAX INFORMATION
--------------------------------------------------------------------------------

General. A Fund generally will not be subject to federal income tax on its net taxable investment income and net realized capital gains to the extent such income and gains are distributed to its shareholders in accordance with the timing requirements of the Code.

Taxes in relation to the Equity Index Fund Guarantee. If an amount is paid to shareholders pursuant to the Guarantee, such amounts probably will be taxable to shareholders. However, it is possible that such amounts could be regarded as a tax-free return of capital. The Fund does not undertake to suggest to shareholders the manner in which any payments that may be made under the Guarantee are to be treated for tax purposes, and shareholders are specifically advised to consult their tax advisers about the tax treatment of any payments that may be made under the Guarantee.

The Guarantee is a relatively new feature that has not previously been offered by many other mutual funds. As a result, certain tax consequences arising from the Guarantee are not entirely clear. Consequently, a risk exists that the Fund would not have attained or be able to retain its status as a regulated investment company if payments under the Guarantee were made, in which case the Fund would be liable for corporate level income tax and dividends designated as capital gain dividends would be taxed as ordinary income to shareholders. However, management of the Fund believes that the Guarantee will not adversely affect the status of the Fund as a regulated investment company for federal income tax purposes. Any withholding of taxes on distributions by the Equity Index Fund will result in a reduction of the benefit under the Guarantee.

--------------------------------------------------------------------------------
PERFORMANCE AND YIELD INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONEY MARKET FUND
--------------------------------------------------------------------------------

From time to time quotations of the Money Market Fund's "yield" and "effective yield" may be included in advertisements and communications to shareholders. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to the net income generated by an investment in the Fund over a specified seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is expressed similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. "Yield" and "effective yield" for the Fund will vary based on changes in market conditions, the level of interest rates and the level of the Fund's expenses.

--------------------------------------------------------------------------------
OTHER FUNDS
--------------------------------------------------------------------------------

From time to time a Fund, other than the Money Market Fund, may publish its yield and/or average annual total return in advertisements and communications to shareholders. Total return and yield are computed separately for Class A and Class B shares. The yield of a class of shares of a Fund will be calculated by dividing the net investment income per share during a recent 30-day period by the maximum public offering price per share of the class on the last day of the period. The results are compounded on a bond equivalent (semiannual) basis and then annualized. Average annual total return for a class of shares of a Fund is determined by computing the annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment and the deduction of the maximum initial sales load or contingent deferred sales charge as applicable. A Fund may also furnish total return figures which do not take into account all or a part of the maximum initial sales load or contingent deferred sales charge.

A Fund may also include its current dividend rate in its prospectus, in supplemental sales literature, or in communications to shareholders. The "current dividend rate" is calculated by dividing the Fund's annualized distributions from net investment income (excluding realized short-term capital gains and premiums from writing options) during a specific recent period by a recent offering price (i.e., NAV). A current dividend rate may differ from yield because it does not reflect the inclusion of amortized discount and premium on debt obligations in income using the current market value of the obligations, as is currently required for yield calculations. A current dividend rate may differ from total return because it does not reflect all components of a Fund's performance, including realized and unrealized capital gains and losses, which are reflected in calculations of a Fund's total return. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.

Each of the California Tax Free Fund, the New York Tax Free Fund and the Tax Free Bond Fund may publish its tax-equivalent yield in advertisements and communications to shareholders. The Fund's tax-equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a Fund shareholder.

Performance information for a Fund may be compared, in advertisements, sales literature, and reports to shareholders, to various indexes and other performance measures, including the performance of other mutual funds.

Investors should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund's yield, current dividend rate, total return or tax-equivalent yield for any prior period should not be considered as a representation of what an investment may earn or what an investor's yield, current dividend rate, total return or tax-equivalent yield may be in any future period.

--------------------------------------------------------------------------------
APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Corporate and Municipal Bond Ratings
Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations,(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Designations Applicable to Municipal Bond Ratings
In its municipal bond rating system, Moody's designates those bonds within the Aa, A, Baa, Ba and B categories that it believes possess the strongest credit attributes with the symbols Aa1, A1, Baa1, Ba1 and B1.

Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

Issues that are subject to a periodic reoffer and resale in the secondary market in a "dutch auction" are assigned a long-term rating based only on Moody's assessment of the ability and willingness of the issuer to make timely principal and interest payments. Moody's expresses no opinion as to the ability of the holder to sell the security in a secondary market "dutch auction." Such issues are identified by the insertion of the words "dutch auction" into the name of the issue.

Municipal Short-Term Loan Ratings
Issues or the features associated with MIG, VMIG or SQ ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SQ: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Corporate Short-Term Debt Ratings
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION
--------------------------------------------------------------------------------

Corporate and Municipal Debt Ratings
Investment Grade
AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C: The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Note Rating Definitions
SP-1: Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Commercial Paper Rating Definitions
A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated B are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

--------------------------------------------------------------------------------
APPENDIX B
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TAXABLE EQUIVALENT YIELD TABLE (1)(2)
--------------------------------------------------------------------------------

If Your
Federal
Marginal
Income Tax                                     a Tax-Free Yield of
                              --------------------------------------------------
Rate is                        4.0%   4.5%   5.0%   5.5%   6.0%    6.5%    7.0%
                               ----   ----   ----   ----   ----    ----    ----
                                   would equal a taxable yield of:
15.00%......................  4.71%  5.29%  5.88%  6.47%  7.06%   7.65%   8.24%
28.00%......................  5.56%  6.25%  6.94%  7.64%  8.33%   9.03%   9.72%
31.00%......................  5.80%  6.52%  7.25%  7.97%  8.70%   9.42%  10.14%
36.00%......................  6.25%  7.03%  7.81%  8.59%  9.38%  10.16%  10.94%
39.60%......................  6.62%  7.45%  8.28%  9.11%  9.93%  10.76%  11.59%

--------------------------------------------------------------------------------
(1) This table reflects application of the regular federal income tax only; other taxes may be applicable with respect to a particular shareholder. Such taxes could change the information shown. Tax rates are subject to change. Investors in the California and New York Tax Free Funds should in particular note that the chart does not reflect any state and local taxes that may be deductible in computing federal income tax liability.
(2) This table is for illustrative purposes only; investors should consult their tax advisors with respect to the tax implications of an investment in a Fund that invests primarily in securities, the interest on which is exempt from regular federal income tax.

No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


[ARTWORK APPEARS HERE]


[LOGO OF MAINSTAY FUNDS APPEARS HERE]

MSPRO3(5/96)
[ARTWORK APPEARS HERE]

                               THE MAINSTAY FUNDS

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                                  May 1, 1996
--------------------------------------------------------------------------------


     The MainStay Funds (the "Trust") is an open-end management investment company (or mutual fund) currently consisting of thirteen series: California Tax Free Fund, Capital Appreciation Fund, Convertible Fund, Equity Index Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, Money Market Fund, New York Tax Free Fund, Tax Free Bond Fund, Total Return Fund and Value Fund (individually or collectively referred to as a "Fund" or the "Funds"). The investment adviser for twelve of the Funds is MacKay-Shields Financial Corporation ("MacKay-Shields"). The investment adviser for the Equity Index Fund is Monitor Capital Advisors, Inc. ("Monitor"). MacKay-Shields and Monitor are sometimes jointly referred to as the "Advisers."


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Trust dated May 1, 1996, as amended or supplemented from time to time, a copy of which may be obtained without charge by writing to NYLIFE Distributors Inc., (the "Distributor") 260 Cherry Hill Road, Parsippany, NJ 07054 or by calling 1-800-522-4202.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Statement of Additional Information and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


     Shareholder inquiries should be made by writing directly to the Distributor, or by calling 1-800-522-4202. In addition, you can make inquiries through your registered representative.

                               TABLE OF CONTENTS




                                                                    PAGE IN
                                                                  STATEMENT OF
                                                                   ADDITIONAL
                                                                   INFORMATION
                                                                   -----------

ADDITIONAL POLICIES OF THE FUNDS.......................................   5
     General...........................................................   5

EQUITY INDEX FUND......................................................   5
     U.S. Government Securities........................................   5
     Bank Obligations..................................................   5
     Commercial Paper..................................................   6

GOVERNMENT FUND........................................................   6
     Mortgage-Backed Securities........................................   6
     Privately Issued Mortgage-Related Securities......................   7

HIGH YIELD CORPORATE BOND FUND.........................................   8
     Loan Participation Interests......................................   9

MONEY MARKET FUND......................................................   9

CALIFORNIA TAX FREE FUND
NEW YORK TAX FREE FUND
TAX FREE BOND FUND.....................................................  12
     Municipal Securities..............................................  12
     Variable Rate Demand Notes ("VRDNs")..............................  16
     Standby Commitments -- Obligations with Puts Attached.............  17
     Income Level and Credit Risk......................................  18
     Tax Considerations................................................  18
     Tax Free Bond Fund Fundamental Policy.............................  18

INVESTMENT PRACTICES COMMON TO MULTIPLE FUNDS..........................  19
     Repurchase Agreements.............................................  19
     Lending of Portfolio Securities...................................  20
     Foreign Securities................................................  21
     Foreign Currency Transactions.....................................  22
     Short-Term Trading of Securities..................................  26
     Foreign Index-Linked Instruments..................................  26
     Brady Bonds.......................................................  26
     When-Issued Securities............................................  27
     Mortgage-Related and Other Asset-Backed Securities................  28
     Options on Securities.............................................  36
     Securities Index Options..........................................  43
     Futures Transactions..............................................  44
     Swap Agreements...................................................  54
     Risks Associated with Debt Securities.............................  56

     Risks of Investing in High Yield Securities ("Junk
          Bonds")......................................................  56

CALIFORNIA TAX FREE FUND AND NEW YORK TAX FREE FUND
SPECIAL CONSIDERATIONS.................................................  57
     Risk Factors Affecting California Municipal Securities............  57
     Risk Factors Affecting New York Municipal Securities..............  70

ADDITIONAL FUNDAMENTAL INVESTMENT RESTRICTIONS.........................  86

ADDITIONAL NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.....................  88

THE EQUITY INDEX FUND GUARANTEE........................................  92

TRUSTEES AND OFFICERS..................................................  95

THE ADVISERS, THE ADMINISTRATOR AND THE DISTRIBUTOR.................... 101
     Investment Advisory Agreements.................................... 101
     Administration Agreements......................................... 104
     Distribution Agreement............................................ 107
     Other Services.................................................... 113
     Expenses Borne by the Trust....................................... 114

PORTFOLIO TRANSACTIONS AND BROKERAGE................................... 115

PORTFOLIO TURNOVER..................................................... 120
     California Tax Free Fund and
     New York Tax Free Fund............................................ 120

NET ASSET VALUE........................................................ 120

SHAREHOLDER INVESTMENT ACCOUNT......................................... 123

SHAREHOLDER SERVICING AGENT............................................ 123

PURCHASES, REDEMPTION AND REPURCHASE................................... 124
     Letter of Intent ("LOI").......................................... 124
     Suspension of Redemptions and Repurchases......................... 124

TAX-SHELTERED RETIREMENT PLANS......................................... 125
     Cash or Deferred Profit Sharing Plans Under Section
          401(k) for Corporations and Self-Employed
          Individuals.................................................. 125
     Individual Retirement Account ("IRA")............................. 125
     403(b)(7) Tax Sheltered Account................................... 126
     General Information............................................... 126

CALCULATION OF PERFORMANCE QUOTATIONS.................................. 127

TAX STATUS............................................................. 134
     Taxation of the Funds............................................. 134
     Character of Distributions to Shareholders........................ 135
     Tax Rules Applicable to Certain Shareholders...................... 137
     Discount.......................................................... 138
     Users of Bond-Financed Facilities................................. 138
     Excise Tax........................................................ 139
     Taxation of Options and Futures................................... 139
     Passive Foreign Investment Companies.............................. 141
     Foreign Currency Gains and Losses................................. 142
     Commodity Investments............................................. 142
     Tax Reporting Requirements........................................ 143
     Foreign Taxes..................................................... 143
     State and Local Taxes - General................................... 144
     State and Local Taxes - California Tax Free Fund and
          New York Tax Free Fund....................................... 145
     Explanation of Fund Distributions................................. 145
     General Information............................................... 146
     Additional Information Regarding the Tax Free Bond
          Fund......................................................... 146
     Additional Information Regarding the Equity Index Fund............ 147
     Additional Information Regarding the California Tax
          Free Fund and New York Tax Free Fund......................... 149
     Annual Statements................................................. 155
ORGANIZATION AND CAPITALIZATION........................................ 156
     General........................................................... 156
     Voting Rights..................................................... 157
     Shareholder and Trustee Liability................................. 157

OTHER INFORMATION...................................................... 157
     Independent Accountants........................................... 157
     Legal Counsel..................................................... 158
     Share Ownership of the Funds...................................... 158
     Code of Ethics.................................................... 159

FINANCIAL STATEMENTS................................................... 159

                       ADDITIONAL POLICIES OF THE FUNDS

General

     Each Fund has a separate investment objective or objectives which it pursues through separate investment policies, as described in the Prospectus and below. The following discussion elaborates on the presentation of the Funds' investment policies contained in the Prospectus.

                               EQUITY INDEX FUND


U.S. Government Securities

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association ("FNMA"), by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. The Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.


Bank Obligations

     Time deposits are nonnegotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.


    Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.


     The Fund will limit its investment in bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.


Commercial Paper

     Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's or at least AA by S&P, or (c) if unrated, determined by Monitor to be of comparable quality to those rated obligations which may be purchased by the Fund.

                                GOVERNMENT FUND

Mortgage-Backed Securities


     GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled, and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the certificate. Upon receipt, principal payments may be used for the purchase of additional

GNMA certificates or other securities permitted by the Fund's investment policies and restrictions.


     In addition to GNMA certificates, the Fund may invest in mortgage-backed securities issued by FNMA and by the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA, a federally chartered and privately-owned corporation, issues mortgage-backed pass-through securities which are guaranteed as to timely payment of principal and interest by FNMA. FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in mortgages from FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the collection of principal. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government.

     If either fixed or variable rate pass-through securities issued by the U.S. Government or its agencies or instrumentalities are developed in the future, the Fund reserves the right to invest in them.

Privately Issued Mortgage-Related Securities

     The Fund may also invest in mortgage-related securities ("CMOs") which are issued by private entities such as investment banking firms and companies related to the construction industry. The mortgage-related securities in which the Fund may invest may be: (i) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government; (ii) privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. Government securities; and
(iii) other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. Government. The Fund will not invest in any privately issued CMOs if, as a result of such investment, more than 5% of the Fund's net assets would be invested in any one CMO, more than 10% of the Fund's net assets would be invested in CMOs and other investment company securities in the aggregate, or the Fund would hold more than 3% of any outstanding issue of CMOs.

     The Fund may also invest in securities collateralized by mortgages or pools of mortgages the issuer of which has qualified to be treated as a "real estate mortgage investment conduit" ("REMIC") under the Internal Revenue Code of 1986, as amended (the "Code"). CMOs and REMICs may offer a higher yield than U.S.

Government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from issue to issue and from time to time. Under recent legislation, holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Fund will consider this legislation in determining whether to invest in residual interests.

                         HIGH YIELD CORPORATE BOND FUND

     Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

     Under normal market conditions, not more than 25% of the value of the Fund's total assets will be invested in equity securities, including common stocks, preferred stocks, warrants and rights.


     When and if available, debt securities may be purchased at a discount from face value. However, the Fund does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, the Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of MacKay-Shields, such securities have the potential for future income (or capital appreciation, if any).

     Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of shares of the Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of the debt securities that the Fund purchases may fluctuate more than the value of higher rated debt securities. These lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Fund but will be reflected in the net asset value of the Fund's shares.

Loan Participation Interests

     The Fund may invest in loan participation interests, which may take the form of interests in, or assignments of, loans. Loan participation interests entail the payment by the Fund of a sum to a U.S. or foreign bank or other financial institution which has lent or will lend money to a U.S. or foreign corporation. In exchange for such payment, the bank agrees to pay to the Fund, to the extent it is received, a specified portion of the principal and interest in respect of such loan. The Fund has no contractual relationship with the borrower. Loan participation interests will be considered illiquid investments and may entail the credit of both the underlying borrower and the bank or financial institution which is the intermediary. Loan participation interests are typically unrated but the Adviser will limit its investment in loan participation interests based upon its opinion of the quality of the investment and the Fund's limitations with respect to lower rated securities.

                               MONEY MARKET FUND

     The Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the portfolio of the Fund may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.


     All of the assets of the Fund generally will be invested in obligations which mature in thirteen months or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of thirteen months. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days. Consistent with the provisions of a rule of the Securities and Exchange Commission ("SEC"), the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. MacKay-Shields shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Trustees. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category (i.e., Aaa or Prime-1 by Moody's, AAA or A-1 by S&P's) by (i) any two nationally recognized statistical rating organizations ("NRSRO's") or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Trustees; (2) if issued by an issuer that has short-term debt obligations of comparable maturity, priority, and security, and that are rated in the highest rating category by (i) any two NRSRO's or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Trustees; or (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by MacKay-Shields and whose acquisition is approved or ratified by the Board of Trustees. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P).


     The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that the Fund may exceed this 5% limitation for up to three business days after the purchase of a security of any one issuer and except that this limitation shall not apply to U.S. Government securities. The Fund may not invest more than the greater of 1% of its total assets or one million dollars, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that this limitation shall not apply to U.S. Government securities. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, MacKay-Shields, under procedures approved by the Board of Trustees (or the Board of Trustees itself if MacKay-Shields becomes aware an unrated security is downgraded below high quality and MacKay-Shields does not dispose of the security within five business days) shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument.

     Pursuant to the rule, the Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's per share net asset value at $1.00. The amortized cost method, which is normally used to value all of the Fund's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

     The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio by the Trustees, at such intervals as they deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

     The extent of deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Trustees have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

     The Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

     The Fund may also, consistent with the provisions of the rule, invest in securities with a face maturity of more than thirteen months, provided that the security is either a variable or floating rate U.S. Government security, or a floating or variable rate security with certain demand or interest rate reset features.


                            CALIFORNIA TAX FREE FUND
                             NEW YORK TAX FREE FUND
                               TAX FREE BOND FUND


Municipal Securities

     The Prospectus describes the general categories and characteristics of municipal securities. The following supplements that discussion by providing additional information concerning certain types of municipal securities.


     Municipal securities generally are understood to include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political sub-divisions, agencies and instrumentalities and the District of Columbia, to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. The yields on municipal securities depend upon a variety of factors, including general economic and monetary conditions, general money market conditions, general conditions of the municipal securities market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligations offered and the rating of the issue or issues. Municipal securities also may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of, and interest on, its or their municipal securities may be materially and adversely affected.


     Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.


     Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.


     Bond Anticipation Notes are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.


     Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the FNMA or GNMA.


     Project Notes are instruments sold by the Department of Housing and Urban Development but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. Government, and generally carry a term of one year or less.


     Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.


     Municipal Bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.


     A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security and credit enhancement guarantees available to them, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.


     Industrial Development Bonds which pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payments.

     An entire issue of Municipal Bonds may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933 prior to offer and sale, unless an exemption from such registration is available, Municipal Bonds which are not publicly offered may nevertheless be readily marketable. A secondary market exists for Municipal Bonds which were not publicly offered initially.


     The Tax Free Bond Fund may invest more than 25% of its total assets in Municipal Bonds the issuers of which are located in the same state and may invest more than 25% of its total assets in Municipal Bonds the security of which is derived from any one of the following categories: hospitals and health facilities; turnpikes and toll roads; ports and airports; colleges and universities; public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; state and local housing finance authorities; municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S. government guaranteed securities; or industrial development and pollution control bonds. There could be economic, business or political developments which might affect all Municipal Bonds of a similar type. However, the Fund believes that the most important consideration affecting risk is the quality of Municipal Bonds.

     The Tax Free Bond Fund may engage in short-term trading (selling securities held for brief periods of time, usually less than three months) if MacKay-Shields believes that such transactions, net of costs including taxes, if any, would improve the overall return on its portfolio. The needs of different classes of lenders and borrowers and their changing preferences and circumstances have in the past caused market dislocations unrelated to fundamental creditworthiness and trends in interest rates which have presented market trading opportunities. There can be no assurance that such dislocations will occur in the future or that the Fund will be able to take advantage of them. The Fund generally limits its voluntary short-term trading to the extent necessary to qualify as a "regulated investment company" under the Code.


     There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of Municipal Bonds both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with Municipal Bonds. These obligations frequently contain "nonappropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "nonappropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund's investment restrictions, the identification of the "issuer" of Municipal Bonds which are not General Obligation Bonds is made by MacKay-Shields on the basis of the characteristics of the Municipal Bonds as described above, the most significant of which is the source of funds for the payment of principal of and interest on such Bonds.

     In order to limit certain of these risks, each Fund will not invest more than 10% of its assets in municipal lease obligations that are illiquid (along with all other illiquid securities). The liquidity of municipal lease obligations purchased by the Funds will be determined pursuant to guidelines approved by the Board of Trustees. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency.


     There may be other types of municipal securities that become available which are similar to the foregoing described municipal securities in which each Fund may invest.

Variable Rate Demand Notes ("VRDNs")


     Each of the Funds may invest in tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30, 60, 90, 180 or 365-day intervals. The interest rates are adjustable at various intervals to the prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN on the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.


     Each of the Funds may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("Institution"). Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the Institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDN is backed up by an irrevocable letter of credit or guaranty of the Institution. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the Institution in such obligation, except that the Institution typically retains fees out of the interest paid or the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

Standby Commitments -- Obligations with Puts Attached


     Each of the Funds may purchase municipal securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Each Fund may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. MacKay-Shields understands that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that standby commitments will be available to a Fund, nor has either Fund assumed that such commitments would continue to be available under all market conditions.


     A standby commitment may not be used to affect a Fund's valuation of the municipal security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

Income Level and Credit Risk

     Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay, when due, principal or interest on its or their municipal obligations may be materially affected. Although the Fund's quality standards are designed to minimize the credit risk of investing in Municipal Bonds, that risk cannot be entirely eliminated.


Tax Considerations


     Income derived by a Fund from securities lending transactions, repurchase transactions, and investments in commercial paper, bankers' acceptances and certificates of deposit will be taxable for federal, California and New York personal income tax purposes when distributed to shareholders. Income derived by a Fund from interest on direct obligations of the U.S. Government will be taxable for federal income tax purposes when distributed to shareholders but, provided that the Fund meets the requirements of state law and properly designates distributions to shareholders, such distributions will be excludable from income for state personal income tax purposes.


Tax Free Bond Fund Fundamental Policy


     It is a fundamental policy, which may not be changed without the approval of a majority of the outstanding voting securities of the Tax Free Bond Fund, that at least 80% of the Fund's net assets will be invested in securities the interest on which is exempt from regular federal income tax, except that the Fund may temporarily invest more than 20% of its net assets in securities the interest income on which may be subject to regular federal income tax. Certain activities of the Fund, such as investment in repurchase agreements, options and futures transactions, and securities lending, will generate taxable income. A portion of original issue discount relating to stripped Municipal Bonds and their coupons may also be treated as taxable income under certain circumstances.

                 INVESTMENT PRACTICES COMMON TO MULTIPLE FUNDS


     The Funds may engage in the following investment practices to the extent permitted in the Prospectus.

Repurchase Agreements


     The Funds may enter into repurchase agreements with any member bank of the Federal Reserve System or a member firm of the National Association of Securities Dealers, Inc. The Equity Index Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, and with respect to securities of the type in which the Fund may invest. In addition, the International Bond and International Equity Funds may enter into domestic or foreign repurchase agreements with certain sellers deemed to be creditworthy pursuant to guidelines adopted by the Trustees.


     A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a U.S. government or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time (usually not more than a week in the case of the Equity Index Fund, California Tax Free Fund and New York Tax Free Fund) and price. A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by the Fund's Custodian. The value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.


     The income on repurchase agreements may be subject to federal and state income taxes when distributed by a Fund as a dividend to shareholders. Subject to applicable limitations, the Tax Free Bond Fund will enter into repurchase agreements as a means of earning income on its cash reserves when, in the judgment of MacKay-Shields, shareholders would benefit more from receiving taxable income thereon than from earning no income or tax-free income at a lower rate on such reserves.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Advisers seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.


     The California and New York Tax Free Funds may enter into reverse repurchase agreements. A Fund will maintain a segregated account consisting of cash, U.S. government securities or high-grade debt obligations, maturing not later than the expiration of the reverse repurchase agreement, to cover its obligations under reverse repurchase agreements.

Lending of Portfolio Securities


     Each Fund, except the Tax Free Bond Fund and the Money Market Fund, may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as broker-dealers, and would be required to be secured continuously by collateral in cash, cash equivalents, irrevocable letters of credit, or U.S. government or other high quality debt securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by MacKay-Shields or Monitor to be of good standing, and when, in the judgment of MacKay-Shields or Monitor, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If MacKay-Shields or Monitor determines to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the value of the total assets of the lending Fund.


     Regarding the California Tax Free Fund and New York Tax Free Fund, each Fund may lend portfolio securities to nonaffiliated brokers, dealers and financial institutions, provided that cash equal to 102% of the market value of the securities loaned is deposited by the borrower with the lending Fund and is maintained each business day. The California Tax Free Fund and New York Tax Free Fund will not lend more than 10% of the value of each Fund's total assets.

Foreign Securities


     Except for the Government Fund, the California and New York Tax Free
Funds and the Tax Free Bond Fund, each Fund may invest, without limit, subject to the other investment policies applicable to the Fund, in U.S. dollar-denominated and non-dollar denominated foreign debt and equity securities and in certificates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by the Advisers. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the Money Market Fund is restricted to purchasing U.S. dollar-denominated securities, but it is not otherwise precluded from purchasing securities of foreign issuers.


     Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Foreign Currency Transactions


     Many of the foreign securities in which the Funds invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, each Fund, except the Government Fund, the Tax Free Bond Fund, the California Tax Free Fund, the New York Tax Free Fund and the Money Market Fund, may, to the extent it invests in foreign securities, enter into forward foreign currency transactions in order to protect against uncertainty in the level of future foreign currency exchange rates. These Funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency

(or a basket of currencies) when exchange rates between the two currencies are correlated.


     Foreign currency transactions in which the Funds may engage include forward foreign currency contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and foreign
-----
exchange futures contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.


     Normally, consideration of the prospect for currency parities will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Advisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of a Fund will be served. Generally, the Advisers believe that the best interest of a Fund will be served if a Fund is permitted to enter into forward contracts under specified circumstances. First, when a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.


     Second, when the Advisers believe that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy hedge"). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).


     Finally, a Fund may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

     At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     A Fund's dealing in forward contracts will be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Adviser. A Fund generally will not enter into a forward contract with a term of greater than one year.


     In cases of transactions which constitute "transaction" hedges, or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying Fund portfolio securities or may establish a Segregated Account with its Custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the subject hedge. The assets in the Segregated Account will consist of cash (denominated in U.S. dollars or foreign currency), U.S. government securities, liquid domestic or foreign debt rated in one of the top three categories by a U.S. nationally recognized rating organization, or any other asset which may be deemed by the Securities and Exchange Commission's Division of Investment Management to be permissible for such purpose. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will establish a Segregated Account with its Custodian as described above. In the event a Fund establishes a Segregated Account, the Fund will mark-to-market the value of the assets in the Segregated Account. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account by the Fund on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.


     It should be realized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.
The Funds cannot assure that the techniques discussed above will always be successful.

     A Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

   Short-Term Trading of Securities


     The International Bond and International Equity Funds will engage in short-term trading of securities only to the extent consistent with Subchapter M of the Code.

   Foreign Index-Linked Instruments


     The International Bond Fund and International Equity Fund may, subject to compliance with each Fund's limitations applicable to its investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument.

   Brady Bonds


     The Convertible Fund, High Yield Corporate Bond Fund, International
Bond Fund and Total Return Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in several countries, including Mexico, Uruguay, Venezuela, Argentina, Costa Rica, Nigeria, the Philippines, Bulgaria, the Dominican Republic and Jordan (collectively, the "Brady Countries"). In addition, Brazil has concluded a Brady-like plan. Ecuador has reached an agreement with its lending banks, but the full consummation of Ecuador's Brady Plan is still pending. It is expected that other countries will undertake a Brady Plan debt restructuring in the future, including Peru, Poland and Panama.


     Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.


     U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").


     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.


     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

When-Issued Securities


     The Funds may from time to time purchase securities on a "when-issued" basis. Debt securities, including municipal bonds, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Trust's intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued securities may be sold prior to the settlement date, the Trust intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

     At the time the Trust makes the commitment on behalf of a Fund to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. The Trustees do not believe that a Fund's net asset value or income will be exposed to additional risk by the purchase of securities on a when-issued basis. Each Fund will establish a segregated account in which it will maintain cash and U.S. Government securities or other high-grade debt obligations at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Mortgage-Related and Other Asset-Backed Securities


     Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Funds, to the extent permitted in the Prospectus, may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.


     Mortgage Pass-Through Securities.  Interests in pools of mortgage-
     --------------------------------
related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages which bear interest at a rate that will be adjusted periodically.


     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations).


     The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such a savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.


     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.


     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation and acts as a government instrumentality under authority granted by Congress. FHLMC was formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.


     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the originator/servicers and poolers, MacKay-Shields or Monitor determines that the securities meet the Funds' quality standards. The California Tax Free, New York Tax Free and Equity Index Fund, however, may not invest in non-government mortgage pass-through securities. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Fund will purchase mortgage-related securities or any other assets which in MacKay-Shields' or Monitor's opinion are illiquid if, as a result, more than 10% (15% in the case of the International Equity and Bond Funds) of the value of the Fund's total assets will be illiquid.

     Collateralized Mortgage Obligations (CMOs).  A CMO is a hybrid between
     ------------------------------------------
a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages
                          --------
according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond Offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     FHLMC Collateralized Mortgage Obligations.  FHLMC CMOs are debt
     -----------------------------------------
obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.


     Other Mortgage-Related Securities.  Other mortgage-related securities
     ---------------------------------
include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO Residuals.  CMO residuals are derivative mortgage securities
     -------------
issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets.
In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a portfolio may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a portfolio's limitations on investment in illiquid securities.


     Under certain circumstances, a Fund's investment in residual interests in Real Estate Mortgage Investment Conduits (generally known as "REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities
     -----------------------------------
("SMBS") are derivative multi-class
mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     Risks Associated with Mortgage-Backed Securities.  The value of some
     ------------------------------------------------
mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly. If an Adviser incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

     Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

     Market risk reflects the change that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

     Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.


     Other Asset-Backed Securities.  Similarly, the Advisers expect that
     -----------------------------
other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future, which the Funds may invest in. Several types of asset-backed securities have already been offered to investors, including CARS/SM/ ("Certificates for Automobile Receivables/SM/"). CARS/SM/ represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/SM/ are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS/SM/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.


     Consistent with its investment objectives and policies, a Fund also may invest in other types of asset-backed securities.

Options on Securities


     Writing Call Options.  Any Fund, except the Equity Index Fund, the
     --------------------
Money Market Fund and the Tax Free Bond Fund, may sell ("write") covered call options on the portfolio securities of such Fund in an attempt to enhance investment performance. The California and New York Tax Free Funds may purchase and sell both put and call options on debt securities in standardized contracts traded on national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ, and agreements, sometimes called "cash puts," which may accompany the purchase of a new issue of bonds from a dealer. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option--in return for a premium received--the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by the Fund in cash or high grade liquid debt securities in a segregated account with its custodian.

     A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.


     During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

     A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security.


     A closing purchase transaction may be made only on a national or foreign securities exchange (an "Exchange") which provides a secondary market for an option with the same exercise price and expiration date. There is no assurance that a liquid secondary market on an Exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange or otherwise may exist. If the Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. A closing purchase transaction for an over-the-counter option may be made only with the other party to the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price.


     Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call and put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Advisers, engage without limitation in the writing of options on U.S. Government securities. Subject to the limitation that all call and put option writing transactions be covered, and limitations imposed on regulated investment companies under federal tax law, the International Bond Fund and International Equity Fund may, to the extent determined appropriate by the Adviser, engage without limitation in the writing of options on their portfolio securities.


     Writing Put Options.  Each Fund, except the Equity Index Fund, the Tax
     -------------------
Free Bond Fund and the Money Market Fund, may also write covered put options. A put option written by the Fund is "covered" if the Fund maintains cash or cash equivalents (high quality liquid debt securities) with a value equal to the exercise price in a segregated account with its custodian. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by the Fund in cash or high grade liquid debt securities in a segregated account with its custodian.

     The premium which the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.


     A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer could be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

     The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

     If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the optio n.

     In addition, the Funds may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Funds may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code for qualification as a regulated investment company and the Trust's intention that each Fund qualify as such. Subject to the limitation that all call and put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Advisers, engage without limitation in the writing of options on U.S. Government securities.


     Purchasing Options.  Each Fund, except the Equity Index Fund, the Tax
     ------------------
Free Bond Fund and the Money Market Fund, may purchase put or call options which are traded on an Exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an Exchange. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms of sufficient creditworthiness so as to minimize these risks.


     The Funds may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. A Fund would buy a put option in anticipation of a decline in the market value of such securities. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security at a specified price upon exercise of the option during the option period. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts" in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security which the Fund has the right to purchase. The Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.


     The Funds may also purchase call options on securities the Funds intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

     Special Risks Associated With Options On Securities.  Exchange markets
     ---------------------------------------------------
in U.S. Government securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risk apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.


     If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security. A Fund will not purchase a put or call option if, as a result, the amount of premiums paid for all put and call options then outstanding would exceed 10% of the value of the Fund's total assets. Regarding the International Bond Fund and International Equity Fund, however, each Fund has undertaken to a state securities commission that it will not purchase a put, call, straddle or spread if, as a result, the amount of premiums paid for such positions would exceed 5% of the value of the Fund's net assets.


          The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.


          Options on Foreign Currencies.  Each Fund, except the California Tax
          -----------------------------
Free Fund, the Equity Index Fund, the Government Fund, the Money Market Fund, the New York Tax Free Fund and the Tax Free Bond Fund, may, to the extent that it invests in foreign securities, purchase and write options on foreign currencies for hedging purposes in a manner similar to that of the Fund's transactions in currency futures contracts or forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

          Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

          A Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset by the amount of the premium received by the Fund.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

          A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the amount of the difference is maintained by a Fund in cash and liquid high grade debt securities in a segregated account with its custodian.

   Securities Index Options


          The Funds may purchase call and put options on securities indexes (only call options on the S&P 500 Index in the case of the Equity Index Fund) for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Fund's securities. The Equity Index Fund may purchase call options on the S&P 500 Index to protect against increases in the prices of securities underlying the Index that the Equity Index Fund intends to purchase pending its ability to invest in such securities in an orderly manner.


          Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (ii) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.


          A securities index fluctuates with changes in the market values of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 Index or the N.Y.S.E. Composite Index, or a narrower market index such as the S&P 100 Index. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange. Options on other types of securities indexes, which do not currently exist, including indexes on debt securities, may be introduced and traded on exchanges in the future. If such options are introduced, the Funds will not purchase them until they have appropriately amended or supplemented the Prospectus or Statement of Additional Information, or both.


          The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the securities represented in the securities indexes on which options are based. In addition, the purchase of securities index options involves essentially the same risks as the purchase of options on futures contracts. The principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund. In this respect, purchasing a securities index put (or call) option is analogous to the purchase of a put (or call) on a securities index futures contract.


          A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options which it has purchased. A Fund may also allow options to expire unexercised.

Futures Transactions


          The California Tax Free Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, New York Tax Free Fund, Tax Free Bond Fund and Total Return Fund may purchase and sell futures contracts on debt securities and on indexes of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's portfolio securities. Each of such Funds may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of the Fund's portfolio. For example, a Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Fund's portfolio of fixed-income securities. The Capital Appreciation Fund, Convertible Fund, Equity Index Fund, International Equity Fund, Total Return Fund and Value Fund may purchase and sell stock index futures to hedge the equity portion of those Funds' securities portfolios with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). These Funds, and the International Bond Fund, may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. In addition, each Fund, except the California Tax Free Fund, Equity Index Fund, Government Fund, Money Market Fund, New York Tax Free Fund and Tax Free Bond Fund may, to the extent it invests in foreign securities, enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Each of the Funds may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United

States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to applicable CFTC rules, the Funds also may enter into futures contracts traded on the following foreign futures exchanges: Frankfurt, Tokyo, London and Paris, as long as trading on the aforesaid foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges. The International Bond and Equity Fund are not limited to the above-listed exchanges.


          A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts), for a set price in a future month. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade which have been designated "contract markets" by the CFTC. Futures contracts trade on these markets through an "open outcry" auction on the exchange floor. Currently, there are futures contracts based on a variety of instruments, indexes and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank certificates of deposit, a municipal bond index and various stock indexes.

          When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin").
The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

          A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

          Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

          Futures on Debt Securities.  A futures contract on a debt security is
          --------------------------
a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Trustees to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees.

          Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

          On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

          The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.


          Because the only futures contracts currently available to hedge the Tax Free Bond Fund's portfolio of municipal obligations may be futures on various U.S. Government securities and futures on a municipal securities index, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve.

          Securities Index Futures.  A securities index futures contract does
          ------------------------
not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

          Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Funds may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indexes (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indexes as a substitute for the purchase of longer-term debt securities to lengthen the average duration of the Fund's debt portfolio.

          Currency Futures.  A sale of a currency futures contract creates an
          ----------------
obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Fund may sell a currency futures contract, if MacKay-Shields anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If MacKay-Shields anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

          A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity. Another risk is that MacKay-Shields could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.


          Options on Futures.  For bona fide hedging and other appropriate risk
          ------------------
management purposes, the Funds also may purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. The Funds also may engage in related closing transactions with respect to options on futures. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

          Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a long futures position, in the case of a "call," or a short futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

          Options on futures contracts can be used by a Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

          The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

          In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

          If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

          The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

          While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.


          Limitations on Purchase and Sale of Futures Contracts and Options on
          --------------------------------------------------------------------
Futures Contracts.  In general, the Funds will engage in transactions in futures
-----------------
contracts and related options only for bona fide hedging and other appropriate risk management purposes, and not for speculation. A Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. Regarding the California Tax Free Fund, New York Tax Free Fund, International Bond Fund and International Equity Fund, with respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

          When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

          When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).


          When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other high quality liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.


          When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other high quality liquid debt securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

          The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Tax Status."

          Risks Associated with Futures and Futures Options.  There are several
          -------------------------------------------------
risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

          Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

          There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies which are the subject of the hedge. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

   Swap Agreements


          The International Bond Fund and International Equity Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or
                                                    ----
increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.


          Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


          Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission ("CFTC") effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.


          This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

   Risks Associated with Debt Securities


          To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the net asset value of the shares of beneficial interest of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of the Fund's investments, changes in the relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund.

   Risks of Investing in High Yield Securities ("Junk Bonds")


          High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.


          Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

          Legislation designed to limit the use of high yield bonds in corporate transactions may have a material adverse effect on a Fund's net asset value and investment practices. In addition, there may be special tax considerations associated with investing in high yield bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date. Also, distributions of such amounts generally will be taxable to shareholders even if the Fund does not distribute cash to them. Therefore, in order to pay taxes on this interest, shareholders may have to redeem some of their shares to pay the tax or the Fund may have to sell some of its assets to reduce the Fund's assets and may thereby increase its expense ratio and decrease its rate of return.

              CALIFORNIA TAX FREE FUND AND NEW YORK TAX FREE FUND

                             SPECIAL CONSIDERATIONS

Risk Factors Affecting California Municipal Securities

          The following information as to certain California state risk factors is given to investors in view of the policy of the MainStay California Tax Free Fund of concentrating its investments in California municipal issuers. Such information constitutes only a brief discussion, does not purport to be a complete description and is based on information from sources believed by the Trust to be reliable, including official statements relating to securities offerings of California and municipal issuers, and periodic publications by national ratings organizations. Such information, however, has not been independently verified by the Trust.

          Certain of the California municipal securities in which the Fund may invest may be obligations of issuers which rely in whole or in part on California state revenues for payment of these obligations. Property tax revenues and a portion of the state's General Fund surplus are distributed to counties, cities and their various taxing entities and the state assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the state's General Fund will be distributed in the future to counties, cities and their various entities, is unclear.

          Certain of the California municipal securities may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, Proposition 13 added Article XIIIA to the California Constitution. The effect of Article XIIIA is to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

          Legislation enacted by the California Legislature to implement Article XIIIA (Statutes of 1978, Chapter 292, as amended) provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA of $4.00 per $100 assessed valuation. The apportionment of property taxes in fiscal years after 1978/79 has been revised pursuant to Statutes of 1979, Chapter 282, which provides relief funds from state moneys beginning in fiscal year 1979/80 and is designed to provide a permanent system for sharing state taxes and budget funds with local agencies. Under Chapter 282, cities and counties receive more of the remaining property tax revenues collected under Proposition 13 instead of direct state aid. School districts receive a correspondingly reduced amount of property taxes, but receive compensation directly from the state and are given additional relief.

          The application and interpretation of Article XIIIA has been and will probably continue to be the subject of numerous lawsuits in the California courts. It is not possible to predict the outcome of litigation or the ultimate scope and impact of Article XIIIA, its implementing legislation and regulations issued by the California State Board of Equalization. However, the outcome of such litigation could substantially impact local property tax collections and the ability of state agencies, local governments and districts to make future payments on outstanding debt obligations.

          On November 4, 1986, California voters approved an initiative statute known as "Proposition 62." This statute (i) requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity; (ii) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction; (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed; (iv) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA of the California Constitution; (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments; (vi) requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988; (vii) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of tax revenue allocated to such local government occur in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and (viii) permits these provisions to be amended exclusively by the voters of the State of California. In September 1988 the California Court of Appeals held that it was unconstitutional to require that local tax measures be submitted to the electorate, as described in (vi) above.

          The State is subject to an annual appropriations limit imposed by
Article XIIIB of the State Constitution (the "Appropriations Limit"). Article XIIIB prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. Article XIIIB, originally adopted in 1979, was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

          Not included in the Appropriations Limit are appropriations for the debt service costs of Bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government and, pursuant to Proposition 111, appropriations for qualified capital outlay projects and appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels. In addition, a number of recent initiatives were structured or proposed to create new tax revenues dedicated to certain specific uses, with such new taxes expressly exempted from the Article XIIIB limits (e.g., increased cigarette and tobacco taxes enacted by Proposition 99 in 1988). The Appropriations Limit may also be exceeded in cases of emergency. However, unless the emergency arises from civil disturbance or natural disaster declared by the Governor, and the appropriations are approved by two-thirds of the Legislature, the Appropriations Limit for the next three years must be reduced by the amount of the excess.

          The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. As amended by Proposition 111, the Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

          As originally enacted in 1979, the State's Appropriations Limit was based on 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost-of-living and population (using different definitions, which were modified by Proposition 111). Starting in the 1991-92 fiscal year, the State's Appropriations Limit was recalculated by taking the actual 1986-87 fiscal year limit, and applying the annual adjustments as if Proposition 111 had been in effect. This recalculation resulted in an increase of $1 billion to the State's Appropriations Limit in the 1990-91 fiscal year. The Legislature has enacted legislation to implement Article XIIIB which defines certain terms used in Article XIIIB and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

          During fiscal year 1986-87, State receipts from proceeds of taxes exceeded the appropriations limit by $1.38 billion, which was returned to taxpayers. Since that time, appropriations subject to limitation have been under the State limit. State appropriations were $6.5 billion under the limit for the 1993-94 fiscal year. State appropriations are estimated to be $6.0 billion under the limit for the 1994-95 fiscal year.

          On November 9, 1988, the State's voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIIIB by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 fiscal year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools. This change is subject to a legal challenge as described below.

          Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. In the fall of 1989, the Legislature and the Governor utilized this provision to avoid having 40.3 percent of revenues generated by a special supplemental sales tax enacted for earthquake relief go to K-14 schools. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIIIB limit to K-14 schools.

          The Governor proposes to set aside about $514 million of the Proposition 98 funding increase to repay prior years' loans from the General Fund to schools. As the legality of these loans is currently being challenged in a lawsuit, the Governor proposes to set the amount aside in escrow until the litigation (CTA v. Gould) is resolved.
            ---    -----

          Certain California municipal securities in the Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale.

During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the home mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of home mortgages or deeds of trust securing an issuer's obligations.

          Certain California municipal securities in the Fund may be obligations which finance the acquisition of single family home mortgages for low- and moderate-income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to the California statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage.

          Under California law, mortgage loans secured by single family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and cannot in any event exceed six months' advance interest on the amount prepaid in excess of 20% of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

          On November 8, 1994, California voters approved "Proposition 187," which bars public schooling, social services and non-emergency health care to illegal immigrants. Since its adoption, at least eight lawsuits challenging Proposition 187 have been filed in state and federal courts throughout California. A federal district court judge has imposed a preliminary injunction blocking enforcement of nearly all provisions of Proposition 187 until a trial scheduled for September 1995 determines the constitutionality of the initiative. Implementation of certain of Proposition 187's provisions could put at risk California's receipt of some federal funds.

          From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected. Job losses were the worst of any post-war recession. Employment levels stabilized by late 1993 and steady growth occurred in 1994 and is expected to continue in 1995, but pre-recession job levels are not expected to be reached until late 1996. Economic indicators show a steady recovery underway in the State since the start of 1994.

          The recession seriously affected State tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. The State has also been facing a structural imbalance in its budget with the largest programs supported by the General Fund - education, health, welfare and corrections - growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State experienced recurring budget deficits in the late 1980s and early 1990s. The State Controller reports that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92; revenues and expenditures were equal in 1992-93, and the State had an operating surplus of $1.1 billion in 1993-94. However, at June 30, 1994, according to the Department of Finance, the State's Special Fund for Economic Uncertainties still had an accumulated deficit, on a budget basis, of approximately $1.5 billion.

          The accumulated budget deficits over the past several years, together with expenditures for school funding, which have not been reflected in the budget, and reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses.
In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1994-95 fiscal year, the State issued, in July and August, 1994, $4.0 billion of revenue anticipation warrants which mature on April 25, 1996, and $3.0 billion of revenue anticipation notes maturing on June 28, 1995.

          During the 1993-1994 fiscal year, the State implemented the Deficit Retirement and Reduction Plan, which was part of the 1993-94 Budget Act, by issuing $1.2 billion of revenue anticipation warrants in February 1994 maturing December 21, 1994. This borrowing reduced the cash deficit at the end of the 1993-94 fiscal year. Nevertheless, because of a $1.5 billion variance from the original Budget Act assumptions, the General

Fund ended the fiscal year at June 30, 1994, carrying forward an accumulated deficit of approximately $2 billion.

          On January 17, 1994, a major earthquake measuring an estimated 6.8 on the Richter Scale struck Los Angeles. Significant property damage to private and public facilities occurred in a four-county area including northern Los Angeles County, Ventura County, and parts of Orange and San Bernardino Counties. These areas were declared as state and federal disaster areas by January 18. Current estimates of total property damage (private and public) are in the range of $20 billion, but these estimates are subject to change.

          Damage to State-owned facilities included transportation corridors and facilities. Most of the major highways (Interstates 5 and 10) have now been reopened. The campus of California State University at Northridge (very near the epicenter) suffered an estimated $350 million damage, resulting in temporary closure of the campus. It has reopened using borrowed facilities elsewhere in the area and many temporary structures. Overall, except for the temporary road and bridge closures, and CSU-Northridge, the earthquake did not and is not expected to significantly affect State government operations.

          The State in conjunction with the federal government is committed to providing assistance to local governments, individuals and businesses suffering damage as a result of the earthquake, as well as to provide the repair and replacement of State-owned facilities. The federal government will provide substantial earthquake assistance.

          The President immediately allocated some available disaster funds, and Congress has approved additional funds for a total of at least $9.5 billion of federal funds for earthquake relief, including assistance to homeowners and small businesses, and costs for repair of damaged public facilities. The Governor has announced that the State's share for transportation projects would come from existing Department of Transportation funds (thereby delaying other, non-earthquake related projects), the State's share for certain other costs (including local school building repairs) would come from reallocating existing bond funds, and that a proposed program for homeowner and small business aid supplemental to federal aid would have to be abandoned. Some other costs are being borrowed from the federal government in a manner similar to that used by the State of Florida after Hurricane Andrew; pursuant to Assembly Bill 2383 (Chapter 151, Statutes of 1994), repayment will be addressed in 1995-96 and beyond. The 1995-96 Governor's Budget includes $60 million as the first repayment of an estimated $121.4 million in loans prior to June 30, 1995.

          The 1994-95 Budget Act was signed by the Governor on July 8, 1994.
The 1994-95 Budget Act projects Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-1994 estimated revenues. The 1994-95 Budget Act also projects General Fund expenditures of $40.9 billion, an increase of $1.6 billion over 1993-94. The Budget Act further projects Special Fund expenditures of $12.3 billion, a 4.7% decrease from 1993-94 estimated expenditures. Among other major features of the Budget Act were reductions in health and welfare costs, increases in educational funding, and increased funding for anticipated growth in the State's prison inmate population, including provisions for implementing recent legislation which requires mandatory life prison terms for certain third time felony offenders. The 1994-95 Budget Act contained no tax increases.

          The 1994-95 Budget assumes that the State will use a cash flow borrowing program in 1994-95 which combines one-year notes and two-year warrants, which have been issued. Issuance of warrants allows the State to defer repayment of approximately $1.0 billion of its accumulated budget deficit into the 1995-96 fiscal year. The Budget Adjustment Law enacted along with the 1994-95 Budget Act is designed to ensure that the warrants will be repaid in the 1995-96 fiscal year.

          Because preparation of cash flow estimates for the 1995-96 fiscal year is necessarily more imprecise than for the current fiscal year and entails greater risks of variance from assumptions, and because the Governor's two-year budget plan assumed receipt of a large amount of federal aid in the 1995-96 fiscal year for immigration-related costs which were uncertain, the Legislature enacted a backup budget adjustment mechanism to mitigate possible deviations from projected revenues, expenditures or internal borrowable resources which might reduce available cash resources during the two-year plan, so as to assure repayment of the warrants.

          Initial analysis of the federal fiscal year 1995 budget by the California Department of Finance (the "Department") indicates that about $98 million was appropriated for California to offset costs of incarceration of undocumented and refugee immigrants, less than the $356 million which was assumed in the State's 1994-95 Budget Act. Because of timing considerations in applying for these federal funds, the Department estimates that about $33 million of these funds will be received during the State's 1994-95 fiscal year, with the balance received in the following fiscal year. It does not appear that the federal budget contains any of the additional $400 million in funding for refugee assistance and health costs which were also assumed in the 1994-95 Budget Act, but the Department expects the State to continue its efforts to obtain some or all of these federal funds.

          Pursuant to the Budget Adjustment Law (the "Law"), the State Controller was required to make a report by November 15, 1994 on whether the projected cash resources for the General Fund as of June 30, 1995 will decrease more than $430 million from the amount projected by the State in its Official Statement in July, 1994 for the sale of $4,000,000,000 of Revenue Anticipation Warrants. On November 15, 1994, the State Controller issued the report on the State's cash position required by the Budget Adjustment Law. The report indicated that the cash position of the General Fund on June 30, 1995 would be $581 million better than was estimated in the July, 1994 cash flow projections and therefore, no budget adjustment procedures will be invoked for the 1994-95 fiscal year. The Law would only be implemented if the State Controller estimated that borrowable resources on June 30, 1995 would be at least $430 million lower than projected.

          The State Controller's report identified a number of factors which have led to the improved cash position of the State. Estimated revenues and transfers for the 1994-95 fiscal year other than federal reimbursement for immigration costs were up about $650 million. The largest portion of this was in higher bank and corporation tax receipts, but all major tax sources were above original projections. However, most of the federal immigration aid revenues projected in connection with the 1994-95 Budget Act and in the July, 1994 cash flows will not be received, leaving a net increase in revenues of $322 million.

          On the expenditure side, the State Controller reported that estimated reduced caseload growth in health and welfare programs, reduced school enrollment growth, and an accounting adjustment reducing a transfer from the General Fund to the Special Fund for Economic Uncertainties resulted in overall General Fund expenditure reductions (before adjusting for federal aid) of $672 million. However, the July, 1994 cash flows projected that General Fund health and welfare and education expenditures would be offset by the anticipated receipt of $407 million in federal aid for illegal immigrant costs. The State Controller now estimates that none of these funds will be received, so the net reduction in General Fund expenditures is $265 million.

          The State Controller's report indicated that there was no anticipated cash impact in the 1994-95 fiscal year for recent initiatives on "three-strikes" criminal penalties and illegal immigration which were approved by voters on November 8, 1994. At a hearing before a committee of the Legislature on November 15, 1994, both the Legislative Analyst and the Department of Finance concurred in the reasonableness of the State Controller's report. The State Controller's report makes no projections about whether the Law may have to be implemented in 1995-96. However, both the State Controller and the Legislative Analyst in the

November 15 hearing noted that the July, 1994 cash flows for the 1995-96 fiscal year place continued reliance on large amounts of federal assistance for immigration costs, which did not materialize this year, indicating significant budget pressures for next year.

          On January 10, 1995, the Governor presented his 1995-96 fiscal year Budget Proposal (the "Proposed Budget" or the "Governor's Budget"). The Proposed Budget estimates General Fund revenues and transfers of $42.5 billion (an increase of 0.2 percent over 1994-95). This nominal increase from the 1994-95 fiscal year reflects the Governor's realignment proposal and the first year of his tax cut proposal. Without these two proposals, General Fund revenues would be projected at approximately $43.8 billion, or an increase of 3.3 percent over 1994-95. Expenditures are estimated at $41.7 million (essentially unchanged from 1994-95).

          The principal feature of the Proposed Budget is a proposed 15 percent cut in personal income and corporate tax rates, which would be phased in at 5 percent per year starting in 1996. Existing personal income tax rates, which are scheduled to drop from 11 percent top rate to 9.3 percent in 1996, would be continued during the time the overall tax cut takes effect. This proposal would reduce General Fund revenues by $225 million in 1995-96, but the revenue reduction would reach $3.6 billion by 1998-99.

          Another significant feature of the Proposed Budget is an expansion of the realignment program between the State and counties, so that counties will take on greater responsibility for welfare and social services, while the State will take on increased funding of trial court costs. The Governor's Budget also proposes further cuts in health and welfare costs totaling about $1.4 billion, some of which would require federal legislative approval.

          The 1995-96 Budget will be subject to the Budget Adjustment or "Trigger" legislation enacted in June, 1994. The Proposed Budget contains a cash flow projection which shows about $1 billion of unused borrowable resources at June 30, 1996, providing this amount of "cushion" before the budget "trigger" would have to be invoked.

          However, a report issued by the Legislative Analyst in February 1995 notes that the Proposed Budget (and hence the margin of cushion under the "trigger") is subject to a number of major risks, including receipt of the expected federal immigration aid and other federal actions to allow health and welfare cuts, and the outcome of several lawsuits concerning previous budget actions which the State has lost at the trial court level, and which are under appeal. This Analyst's Report also estimates that, despite more favorable revenues, the two-year budget estimates made in July, 1994 are about $2 billion out of balance, principally because federal immigration aid appears likely to be much lower than previously estimated. This shortfall is much smaller than the State has faced in recent years, and has been addressed in the Governor's Budget.

          The State's tax revenue experience clearly reflects sharp declines in employment, income and retail sales on a scale not seen in over 50 years. The Governor's Budget, however, indicates the State has embarked on a steady economic recovery since late 1993, somewhat sooner than predicted in the May, 1994 Revision of the 1994-95 Governor's Budget.

          The Department of Finance Bulletin for February, 1995 reports that the State's unemployment rate rose slightly to 8.2 percent in January from 7.7 percent in December, after dropping dramatically over the course of last year. Heavy rainfall and widespread flooding throughout the State in mid-January were at least partially responsible for the weakness in the January report. Despite this slight rise in January unemployment, the pattern of economic recovery in California that has been evident over the last year appears to be continuing.

          Retail sales continued to gain momentum throughout 1994. Sales in October and November were up 8.2 and 9.2 percent, respectively -- outpacing national sales gains in both months. New home construction continued to improve despite rising long-term mortgage rates. Growth in resales of existing homes slowed from the strong pace early in the year; however, resales in October remained at a respectable 470,000 unit annual rate. Nonresidential construction has also begun to show signs of improvement.

          Finally, the Mexican currency crisis is expected to have some mild dampening effect on the California economy; however, it should not endanger the recovery. The peso's devaluation will make California exports much more expensive in Mexican markets. Although the economic impact of this is unknown, an export reduction of 20 percent would reduce trade by approximately $1.5 billion. This represents less than two percent of all exports through California ports. San Diego, however, is likely to be more severely affected due to substantial reductions in cross-border traffic.

          On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Funds") filed for protection under Chapter 9 of the federal

Bankruptcy Code, after reports that the Funds had suffered significant market losses in their investments, causing a liquidity crisis for the Funds and the County. More than 180 other public entities, most of which, but not all, are located in the County, were also depositors in the Funds. As of mid-January, 1995, following a restructuring of most of the Funds' assets to increase their liquidity and reduce their exposure to interest rate increases, the County estimated the Funds' loss at about $1.69 billion, or 22% of their initial deposits of approximately $7.5 billion. Many of the entities which deposited moneys in the Funds, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. This may also affect their ability to meet their outstanding obligations.

          The State has no existing obligation with respect to any outstanding obligations or securities of the County or any of the other participating entities. However, in the event the County is unable to maintain county administered State programs because of insufficient resources, it may be necessary for the State to intervene, but the State cannot presently predict what, if any, action may occur. At this time, it appears that school districts may have collectively lost up to $230 million from the amounts they had on deposit in the Funds. Under existing legal precedent, the State is obligated to intervene when a school district's fiscal problems would otherwise deny its students basic educational quality. The State is not presently able to predict whether any school districts will face insolvency because of their participation in the Funds, and if so, the potential amount or form of aid which the State may have to provide. The Governor has called a special session of the Legislature which is expected to consider various responses to the Orange County situation.

          The State is a party to numerous legal proceedings, many of which normally recur in governmental operations. In addition, the State is involved in certain other legal proceedings which, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources.

          Among the more significant lawsuits pending against the State are the following: (i) lawsuits involving the exclusion of small business stock gains from taxation, one of which was decided against the State, resulting in an $80 million loss to the State; (ii) lawsuits related to the State's interpretation of a regulation concerning taxation of diverse businesses as one unit; (iii) cases relating to the State's method of determining the tax on gross insurance premiums, in which the State faces losses of approximately $200 million; (iv) a lawsuit seeking reimbursement for alleged state-mandated costs; (v) lawsuits related to contamination at the Stringfellow toxic waste site; (vi) an action involving damages caused by the Yuba River flood of February 1986 with potential liability to 3000 plaintiffs, ranging from $800 million to $1.5 billion; (vii) a claim that payment of wages in registered warrants violated the Fair Labor Standards Act, which involves maximum damages of approximately $500 million; (viii) a lawsuit involving the constitutionality of the 1992-93 Budget Act-related legislation which redirected approximately $1.3 billion in local tax revenues from localities to schools; (ix) lawsuits challenging the shift of property taxes included in the 1993-94 Budget Act; (x) a lawsuit involving the reduction of the State's Aid to Families with Dependent Children ("AFDC") payments in 1992, 1993, and 1994; (xi) a lawsuit involving the 1994-95 Budget Act's 2.3 percent reduction in AFDC payments; (xii) a lawsuit challenging the purposes of appropriations of funds from the Cigarette and Tobacco Products Surtax Fund in the budgets for fiscal years 1994-95 and 1995-96; (xiii) a lawsuit challenging the constitutionality of legislation that deferred payment of the State's employer contribution to the Public Employees' Retirement System beginning in fiscal year 1992-93; (xiv) a lawsuit involving potential damages of approximately $350 million, in which prison inmate plaintiffs claim they are entitled to minimum wages while working for the Prison Industry Authority; and
(xv) lawsuits challenging the transfer of moneys from the special fund accounts within the State Treasury to the State's General Fund.

          As a result of the deterioration in the State's budget and cash situation in fiscal year 1991-92, and the delay in adopting the 1992-93 budget which resulted in issuance of registered warrants, rating agencies reduced the State's credit rating. Between November 1991 and July 15, 1994, the rating on the State's general obligation bonds was reduced by Standard & Poor's ("S&P") from "AAA" to "A+," by Moody's from "Aaa" to "Aa," and by Fitch from "AAA" to "AA." On July 15, 1994, all three of the rating agencies rating the State's long-term debt lowered their ratings of the State's general obligation bonds. Moody's Investors Service lowered its rating from "Aa" to "A1," S&P lowered its rating from "A+" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A." There can be no assurance that such ratings will continue for any given period of time or that they will not in the future be further revised or withdrawn.

Risk Factors Affecting New York Municipal Securities

          The following information as to certain New York State ("State") and New York City ("City") risk factors is given to investors in view of the policy of the MainStay New York Tax Free

Fund of concentrating its investments in New York municipal issuers. Such information constitutes only a brief discussion, does not purport to be a complete description and is based on information from sources believed by the Trust to be reliable, including official statements relating to securities offerings of New York and municipal issuers, and periodic publications by national ratings organizations. Such information, however, has not been independently verified by the Trust.

          A substantial principal amount of bonds issued by various State agencies and authorities is either guaranteed by the State or supported by the State through lease-purchase arrangements, other contractual obligations or moral obligation provisions. Moral obligation commitments by the State impose no immediate financial obligations on the State and require appropriations by the legislature before any payments can be made. Failure of the State to appropriate necessary amounts or to take other action to permit the authorities and agencies to meet their obligations could result in their default. If a default were to occur, it would likely have a significant adverse impact on the market price of obligations of the State and its authorities and agencies.
While debt service is normally paid out of revenues generated by projects of the authorities and agencies, the State of New York has had to appropriate large amounts of funds in recent years to enable State agencies to meet their financial obligations and, in some cases, prevent default.

          As of September 30, 1993, the date of the latest data available, 18 municipal authorities had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 18 authorities was $63.5 billion as of September 30, 1993. As of March 31, 1994, aggregate public authority debt outstanding as State-supported debt was $21.1 billion and as State-related debt was $29.4 billion.

          In recent years the State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the 18 authorities for operating and other expenses and in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. During the 1992-93 fiscal year, the State provided operating assistance of $935.6 million for the Metropolitan Transportation Authority (the "MTA") and $19.9 million for four non-transit authorities (i.e., the Housing Finance Agency (the "HFA"), the Urban Development Corporation (the "UDC"), the Energy Research and Development Authority and the Environmental Facilities Corporation). For the 1994-95 State fiscal year, total State assistance to the MTA is estimated at approximately $1.3 billion. This operating assistance (possibly in increasing amounts) is expected to continue to be required in future years. The State's experience has been that if an authority suffers serious financial difficulties, both the ability of the State and the authorities to obtain financing in the public credit markets and the market price of the State's outstanding bonds and notes may be adversely affected.

          Over the past several years the State has enacted several taxes - including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1% regional sales and use tax - that provide revenues for mass transit purposes, including assistance to the MTA. Further, in 1993, the State dedicated a portion of the State petroleum business tax to fund operating or capital assistance to the MTA. In 1993, State legislation authorized the funding of a five-year $9.56 billion MTA capital plan for the five-year period, 1992 through 1996 (the "1992-96 Capital Program"). The 1992-96 Capital Program is expected to be financed in significant part through dedication of State petroleum business taxes referred to above.

          There can be no assurance that all the necessary governmental actions for the Capital Program will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1992-96 Capital Program, or
parts thereof, will not be delayed or reduced.   Furthermore, the power of the
MTA to issue certain bonds expected to be supported by the appropriation of State petroleum business taxes is currently the subject of a court challenge.
If the Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

          Certain localities, including the City, could have financial problems leading to requests for additional State assistance. The potential impact on the State of such requests by localities is not included in the projections of the State's receipts and disbursements.

          Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

          Municipalities and school districts have engaged in substantial short-term and long-term borrowings. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State of New York to meet its own obligations as they become due or to obtain additional financing could be adversely affected. This financial situation could result not only in defaults of State and agency obligations but also impairment of the marketability of securities issued by the State, its agencies and local governments.

          In 1990, as part of a State fiscal reform program, legislation was enacted creating the "New York Local Government Assistance Corporation" ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. Over a period of years, the issuance of those long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. In addition, the legislation imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified both the need for additional borrowing and a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. To date, LGAC has issued its bonds to provide net proceeds of $3.856 billion and has been authorized to issue its bonds to provide net proceeds of up to an additional $315 million during the State's 1994-95 fiscal year.

          In April 1993, legislation was also enacted providing for significant changes in the long-term financing practices of the State and the State's authorities and public benefit corporations. Specifically, the Legislature passed a proposed constitutional amendment that would permit the State, without a voter referendum but within a formula-based cap, to issue revenue bonds, which would be debt of the State secured solely by a pledge of certain State tax receipts (including those allocated to State funds dedicated for transportation purposes), and not by the full faith and credit of the State. In addition, the proposed amendment would require that State debt be incurred only for capital projects included in a multi-year capital financing plan and would prohibit lease-purchase and contractual-obligation financing mechanisms for State facilities. Public hearings were held on the proposed constitutional amendment during 1993. Following these hearings, in February 1994, the Governor and the State Comptroller recommended a revised constitutional amendment which would further tighten the ban on lease-purchase and contractual-obligation financing, incorporate existing lease-purchase and contractual-obligation debt under the proposed revenue bond cap while simultaneously reducing the size of the cap. After considering these recommendations, the Legislature passed a revised constitutional amendment which tightens the ban, and provides for a phase-in to a lower cap (4.4 percent of personal income).

          Before the approved constitutional amendment or any revised amendment enacted in 1994 can be presented to the voters for their consideration, it must be passed by a separately elected legislature. The amendment must therefore be passed by the newly elected Legislature prior to presentation to the voters at the earliest in November 1995. The amendment could not become effective before January 1, 1996.

          On March 26, 1990, S&P downgraded New York State's (i) general obligations bonds from "AA-" to "A" and (ii) commercial paper from "A-1+" to "A-1." S&P also downgraded certain of the State's variously rated moral obligation, lease purchase, guaranteed and contractual obligation debt, including debt issued by certain State agencies. On August 27, 1990, S&P affirmed such ratings without change. In June 1990, Moody's (i) downgraded the State's general obligation debt from "A-1" to "A," (ii) confirmed its rating of the State's limited liability lease and contractual obligations at "A" and (iii) assigned a rating of "MIG-2" to the State's tax and revenue anticipation notes issued in March 1990 and in June 1990. Moody's and S&P also downgraded the outstanding New York Triborough Bridge and Tunnel Authority mortgage recording tax bonds from "A" to "Baa" and from "A" to "BBB+," respectively.

          In January 1992, Moody's lowered its rating of those New York state bonds that are backed by annual legislative appropriations from "A" to "Baa1". The downgrade affected two-thirds of the state's outstanding debt. Moody's attributed the downgrade to the inability of state officials to agree on a plan to fill the $875 million gap in 1992's $30 billion general fund budget. In September 1992, Moody's affirmed its "A" rating of the state's general obligation bonds, stating that "the state's credit standing reflects its diverse and substantial economic base, but this strength is offset by structural imbalance of state finances and increasing debt levels." As of March 15, 1995, Moody's maintained its "A" rating of the State's general obligation long-term indebtedness. On January 13, 1992, S&P lowered its rating of the State's general obligation bonds from "A" to "A-." S&P cited the State's continued economic deterioration, chronic operating deficits and the legislative stalemate in closing the budget gap as contributing factors to the downgrade. As of March 15, 1995, S&P maintained its "A-" rating of the State's general obligation bonds.

          The State Constitution requires the Governor to submit to the Legislature a balanced Executive Budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the Executive Budget. The entire plan constitutes the proposed State Financial Plan for that fiscal year. The Governor submits to the Legislature, on at least a quarterly basis, reports of actual receipts, revenues, disbursements, expenditures, tax refunds and reimbursements, and repayment of advances in form suitable for comparison with the State financial plan, together with explanations of deviations from the State financial plan.
At such time, the Governor is required to submit any amendments to the State financial plan necessitated by such deviations.

          The State's budget for the 1994-95 fiscal year was enacted by the Legislature on June 7, 1994, more than two months after the start of the fiscal year. The 1994-95 State Financial Plan projected a balanced General Fund. When enacted, total General Fund receipts were projected to be $34.321 billion, an increase of $2.092 billion over total receipts in the prior fiscal year. Disbursements were projected to be $34.248 billion, an increase of $2.351 billion over the total amount disbursed and transferred in the prior fiscal year.

          On February 1, 1995, as part of his Executive Budget for the 1995-96 fiscal year, the Governor submitted the third quarterly update to the State Financial Plan for the current year. According to the update, estimates of General Fund receipts for the current fiscal year are down $1.058 billion from the budget enacted in June 1994. Offsetting this projected loss in receipts, however, are projected reductions in disbursements, attributable to lower spending through the first nine months of the fiscal year, and to the use of greater-than-anticipated receipts from the State lottery. The total reduction in projected disbursements from the budget enacted in June - including payments from reserve funds - is $1.008 billion.

          The net result of the projected reductions in receipts and disbursements produces a potential deficit of $259 million for the 1994-95 fiscal year. The Governor has proposed to close this deficit through a hiring freeze, a review of pending contracts, and spending cuts in certain programs that were started or expanded in the 1994-95 budget.

          The Comptroller prepares a comprehensive annual financial report on the basis of generally accepted accounting principles ("GAAP") for governments. In an update to the report issued on

February 1, 1995, the General Fund GAAP-basis Financial Plan for 1994-95 was revised to show a projected deficit of $901 million, with total revenues of $31.613 billion, total expenditures of $32.900 billion, and net other financing sources and uses of $386 million. The increase in the deficit of $211 million from the prior projection is primarily the result of projected revenue shortfalls and the Governor's tax cut recommendation for the 1995 tax year.

          On February 1, 1995, Governor George E. Pataki presented his 1995-96 Executive Budget to the Legislature, as required by the State Constitution. The Governor's budget is balanced on a cash basis in the General Fund. There can be no assurance that the Legislature will enact the proposed Executive Budget into law, or that actual results will not differ materially and adversely from the Executive Budget's projections. As of April 1, 1995, the beginning of fiscal year 1995-96, the Legislature had failed to pass a budget.

          The 1995-96 Executive Budget is the first to be submitted by Governor Pataki, a Republican who assumed office on January 1, 1995, replacing Mario M. Cuomo, a Democrat who served three terms as the State's governor. Governor Pataki's Executive Budget proposes actual reductions in the year-over-year dollar levels of State spending from the General Fund, with a proposed cut of
3.4 percent. Proposed spending on State operations is projected to drop by 7.7 percent. Nominal spending from all State funding sources (i.e., excluding Federal aid) is proposed to drop by 0.3 percent from the prior fiscal year. There are, however, risks and uncertainties concerning whether or not certain tax and spending cuts proposed in the Executive Budget will be enacted, or if enacted, will be upheld in the face of potential legal challenges. For example, there can be no assurance that cuts in social-welfare entitlement programs will not be challenged in court. Further, the Comptroller has indicated his intention to challenge in Court the proposed use of certain pension reserves in the Executive Budget.

          According to the Executive Budget, in the 1995-96 fiscal year, the State Financial Plan, based on current-law provisions governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of three key factors: (1) the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth ($2.1 billion); (2) the impact of unfunded 1994-95 initiatives, including capital projects such as sports and recreational facilities, an increase in revenue sharing to local governments, further State takeover of local Medicaid costs, more school aid, and increased tuition assistance ($1.1 billion); and (3) the use of one-time solutions to fund recurring spending in the 1994-95 budget ($1.5 billion). Tax cuts proposed to spur economic growth and provide relief for low and middle-income tax payers add $240 million to the projected imbalance or budget gap, bringing the total to approximately $5 billion.

          The Executive Budget proposes to close this budget gap for the 1995-96 fiscal year through: (1) $1.9 billion from cost containment savings in social-welfare programs; (2) $2.5 billion in savings from State agency restructuring that is expected to reduce spending on the State workforce, SUNY and CUNY, mental hygiene programs, capital projects, the prison population and public authorities; (3) $350 million in savings from local assistance reforms, by freezing school aid, revenue sharing and county costs of pre-school special education at current levels, while proposing program legislation to provide relief from certain mandates that increase local spending; and (4) $200 million in new revenue measures, primarily from a new lottery game and changes to tax-payment schedules.

          There can be no assurances that the tax and spending cuts proposed in the Executive Budget will be enacted as proposed, or that if enacted, will eliminate potential imbalances in future fiscal years. The Governor's recommended multi-year personal income tax cuts are designed to reduce the yield on that tax by about one-third by 1998, and could require significant additional spending cuts in those years, increased economic growth to provide additional revenues, additional revenue measures, or a combination of those factors.

          The State economy turned in a mixed performance during 1994. The moderate employment growth that characterized 1993 continued into mid-1994, then virtually ceased. After July, the trade and construction sectors stopped adding jobs and government employment declined. Growth, though considerably slower than earlier in the year, continued in the service sector. Wages grew at around
3.5 percent, reflecting, in part, a plunge in bonus payments from securities firms whose profits dropped in 1994. Personal income rose 4.0 percent in 1994.

          Employment growth is expected to slow to less than 0.5 percent in 1995. Continued restructuring by large corporations and all levels of government largely account for the subdued growth rate. Slow growth in employment and average wages is expected to restrain wage growth to a modest 3.2 percent in 1995. Personal income is anticipated to receive a boost from higher interest rates and rise by 4.4 percent.

          Significant uncertainties exist in the economic forecast. Interest rates may be at a level that will initiate a sharper-than-expected slowdown. Financial instability, such as the foreign exchange turmoil in Mexico, remains possible. The State forecast could fail to estimate correctly the growth in average wages and the effect of corporate and government downsizing.

          During its 1989-90, 1990-91 and 1991-92 fiscal years, the State incurred cash-basis operating deficits, prior to the issuance of short-term tax and revenue anticipation notes, owing to lower-than-projected receipts, which it believes to have been principally the result of a significant slowdown in the New York and regional economy, and with respect to the 1989-90 fiscal year, changes in taxpayer behavior caused by the Federal Tax Reform Act of 1986. For its 1992-93 fiscal year, the State had a balanced budget on a cash basis with a positive margin of $67 million in the General Fund that was deposited in the refund reserve account. For its 1993-94 fiscal year, the State had a positive margin of $399 million in the General Fund, of which $265 million was deposited in the Contingency Reserve fund and $134 million was deposited in the Tax Stabilization Reserve Fund.

          General Fund receipts, excluding transfers from other funds, totalled $28.818 billion in the State's 1991-92 fiscal year (before repayment of $1.081 billion in deficit notes issued in its 1990-91 fiscal year and before issuance of $531 million in deficit notes to close the State's 1991-92 fiscal year General Fund cash-basis operating deficit) and $29.950 billion in the State's 1992-93 fiscal year (before repayment of $531 million in deficit notes issued to close the State's 1991-92 fiscal year General Fund cash-basis deficit). General Fund receipts in the State's 1993-94 fiscal year were $32.229 billion.

          General Fund disbursements totalled $29.842 billion in the State's 1991-92 fiscal year and $30.829 billion in the State's 1992-93 fiscal year and $31.897 billion in the State's 1993-94 fiscal year.

          Constitutional challenges to State laws have limited the amount of taxes which political subdivisions can impose on real property. In 1979, the State's highest court declared unconstitutional a State law allowing localities and school districts to impose a special increase in real estate property taxes in order to raise funds for pensions and other uses. Additional court actions have been brought against the State, certain agencies and municipalities relating to financing, amount of real estate tax, use of tax revenues and other matters.

          Certain litigation pending against the State, its subdivisions and their officers and employees could have a substantial and long-term adverse effect on State finances. The State is a party to numerous legal proceedings, many of which normally recur in governmental operations. Because of the prospective nature of these proceedings, no estimate of the potential loss can be made.

          Among the more significant of these cases are those that involve: (i) the validity and fairness of agreements and treaties by which various Indian tribes transferred title to the State of approximately six million acres of land in central New York; (ii) certain aspects of the State's Medicaid policies and its rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services; (iii) contamination in the Love Canal area of Niagara Falls; (iv) alleged employment discrimination by the State of New York and its agencies; (v) a challenge to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (vi) a challenge to the methods by which the State reimburses localities for the administrative costs of food stamp programs; (vii) an action in which the State is a third party defendant for injunctive or other appropriate relief concerning liability for the maintenance of stone groins constructed along certain areas of Long Island's shoreline; (viii) an action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (ix) the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems; (x) action by school districts and their employees challenging the constitutionality of Chapter 175 of the Laws of 1990 which deferred school district contributions to the public retirement system and reduced by like amount state aid to the school districts; (xi) the constitutionality of various public authority financing programs; and (xii) the constitutionality of bridge and mass transportation bonding programs of the New York State Thruway Authority and the MTA authorized by Chapter 56 of the Laws of 1993.

          The legal proceedings noted above involve State finances, State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State.
Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan. An adverse decision in any of these proceedings could exceed the amount of the State Financial Plan reserve for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced State Financial Plan.

          In addition, New York has reached a settlement agreement with Delaware and Massachusetts under State of Delaware v. State
                        --------------------------
of New York; however, the claims of the other states and the District of
-----------
Columbia against New York remain. Although the amount of potential payments, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position.

          The fiscal health of the State of New York is closely related to the fiscal health of its localities, particularly the City of New York, which has required and continues to require significant financial assistance from New York State. In 1975, New York City suffered several financial crises which impaired and continue to impair the borrowing ability of both the City and the State. In that year, the City lost access to public credit markets. The City was not able to sell short-term notes to the public until 1979 nor long-term notes to the public until 1981. To help New York City out of its financial difficulties, the State Legislature created the Municipal Assistance Corporation ("MAC") in 1975. MAC has the authority to issue bonds and notes and pay or lend the proceeds to the City. MAC also has the authority to exchange its obligations for City obligations. MAC bonds are payable out of certain State sales and use taxes imposed by the City, State stock transfer taxes and per capita State aid to the City. The State is not, however, obligated to continue these taxes, to continue appropriating revenues from these taxes, nor to continue the appropriation of per capita State aid to pay MAC obligations. MAC does not have taxing powers, and its bonds are not obligations enforceable against either the City or the State.

          Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board"), and since 1978 its financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City was required to submit annually to the Control Board a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with generally accepted accounting principles ("GAAP"). Although the Control Board's powers of prior approval were suspended effective June 30, 1986 because the City had satisfied certain statutory conditions, the City continues to submit four-year plans to the Control Board for its review. The City's independently audited operating results for each of its 1981 through 1994 fiscal years, which end on June 30, show that the City has achieved balanced operating results as reported in accordance with GAAP. The City has eliminated the cumulative deficit in its net General Fund position. In the event the City cannot obtain a balanced budget, there are concerns as to whether any deficit in the City budget can be financed by MAC bonds, federal guarantees, federal and

State aid and increased revenues. The City is also a defendant in numerous legal actions which relate to material matters.

          On February 23, 1995, the City submitted to the Control Board the Financial Plan for the 1995 through 1998 fiscal years, which is a modification to the financial plan submitted to the Control Board on July 8, 1994 (the "July Financial Plan") and which relates to the City, the Board of Education ("BOE") and the City University of New York ("CUNY"). In addition to substantial proposed agency expenditure reductions and productivity, efficiency and labor initiatives to be negotiated with the City's labor unions, the Financial Plan reflects a new strategy to substantially reduce spending for entitlements for the 1996 and subsequent fiscal years, rather than relying on increased revenues from taxes or increased Federal or State aid. This strategy will be the subject of substantial debate, and implementation of the proposed reductions in spending for entitlements will depend upon approval by the Governor and the State Legislature.

          The City's July Financial Plan set forth proposed actions to close a previously projected gap of approximately $2.3 billion for the 1995 fiscal year, which included proposed agency actions aggregating $1.1 billion, including productivity savings; tax and fee enforcement initiatives; service reductions; and savings from the restructuring of City services. A modification to the July Financial Plan published on October 25, 1994 (the "October Financial Plan") included actions to offset an additional potential $1.1 billion budget gap, resulting from lower projected tax revenues; a shortfall in projected Federal assistance, due primarily to the failure to enact national health care reform; an increase in projected overtime expenditures and agency spending requirements, primarily for increased costs for foster care and homeless services; and other decreased projected revenues and increased projected expenditures. The gap-closing measures for the 1995 fiscal year, set forth in the October Financial Plan, included additional proposed agency actions aggregating $851 million, including $342 million of reduced personal services costs resulting from a reduction in the number of City employees and additional expenditure reductions.

          The 1995-1998 Financial Plan submitted to the Control Board on February 23, 1995 reflects actual receipts and expenditures since the October Financial Plan and projects revenues and expenditures for the 1995 fiscal year balanced in accordance with GAAP. For the 1995 fiscal year, the Financial Plan includes actions to offset an additional $616 million budget gap. The gap-closing measures include (i) additional proposed agency expenditure reductions aggregating $164 million, (ii) $40 million resulting from a plan to delay certain discretionary salary increases, (iii) $162 million of debt service savings, including savings resulting from the recently completed refunding of outstanding City debt, and
(iv) $250 million of increased revenues resulting from a proposed sale of two criminal justice facilities to the State, the refund by the Internal Revenue Service of social security payments by the City and increased revenues from social service cost reimbursements. Certain of the foregoing gap-closing actions will be subject to the ability of the City to implement expenditure reduction initiatives. In addition, the proposed sale of the criminal justice facilities is subject to approval by the State Legislature, and there can be no assurance as to whether the City will receive the full amount of the revenues projected to be received from the proposed sale of the criminal justice facilities and social service cost reimbursements. The City may also incur expenditures which exceed those projected in the Financial Plan, including substantial additional Medicaid payments and labor costs resulting from the timing of payments pursuant to labor settlements. In the event the foregoing gap-closing actions cannot be fully implemented, or if expenditures exceed current forecasts, the City will be required to adopt additional gap-closing measures for the remainder of the 1995 fiscal year, and there is no assurance that such measures will enable the City to achieve a balanced budget for the 1995 fiscal year.

          The Financial Plan also sets forth projections for the 1996 through 1998 fiscal years and outlines a proposed gap-closing program to close a projected gap of $2.7 billion for the 1996 fiscal year and to substantially close projected gaps of $3.2 billion and $3.8 billion for the 1997 and 1998 fiscal years, respectively.

     The proposed agency spending reductions, include the reduction of City personnel through attrition, government efficiency initiatives, procurement initiatives and labor productivity initiatives. The substantial agency expenditure reductions proposed in the Financial Plan are difficult to implement, and the Financial Plan is subject to the ability of the City to implement proposed reductions in City personnel and other costs reduction initiatives. In addition, certain of these initiatives, as well as the transitional productivity, efficiency and labor savings, are subject to negotiation with the City's municipal unions. Moreover, various actions, including the proposed reductions in spending for entitlements and the proposed tort reform, are subject to approval by the Governor and State Legislature, and the proposed reductions for spending in entitlements may also be the subject of litigation challenging the legality of such reductions, all of which could alter or delay such reductions.

          In addition to the gap-closing program set forth in the Financial Plan, the City is preparing an additional gap-closing program for the 1997 and 1998 fiscal years to offset the remaining $461 million and $878 million projected budget gaps for the 1997 and 1998 fiscal years, respectively. This program assumes a partial freeze in agency hiring, which is projected to reduce expenditures by $50 million and $150 million in the 1997 and 1998 fiscal years, respectively.

          The personal income tax projections in the Financial Plan for the 1996 through 1998 fiscal years are based on current tax rates which assume the extension by the State Legislature of the 14% personal income tax surcharge beyond calendar year 1995, and extension of the 12.5% personal income tax surcharge beyond calendar year 1996, resulting in combined revenues of $780 million, $826 million and $888 million in the 1996, 1997 and 1998 fiscal years, respectively. However, as part of the tax reduction program reflected in the Financial Plan, the City is proposing the elimination of the 12.5% personal income tax surcharge when it expires, at a cost of $169 million in fiscal year 1997 and $451 million in fiscal year 1998.

          It can be expected that the proposals contained in the Financial Plan to close the projected budget gaps for the 1996 and subsequent fiscal years will engender substantial public debate, and that the public debate relating to the 1996 fiscal year budget will continue through the time the budget is scheduled to be adopted in June 1995. On January 17, 1995, S&P placed the City's general obligation bonds on CreditWatch with negative implications. S&P stated that it will review the Financial Plan for evidence of continued progress toward long-term structural balance, as well as the State budget proposal, to determine the extent of the City's relief from State mandates in education, social services, and health care expenditures. S&P stated that financial plans which continue to incorporate budget devices, such as refundings, or fail to reflect ongoing budget relief from the State, will result in a lowering of the rating to the 'BBB' category for New York City's general obligation bonds.

          In January 1993, the City announced settlement with a coalition of municipal unions covering approximately 44% of the City's workforce. The settlement, which was ratified by the unions, included a total net expenditure increase of 8.25% in covered employee payroll over a 39 month period, ending March 31, 1995, for most of these employees. Subsequently, the City has reached agreement with all except two of its major bargaining units under terms which are generally consistent with the coalition agreement. Taken together, these agreements cover about 95% of the City's current workforce. The Financial Plan provides no additional wage increases for City employees after their contracts expire in the 1995 and 1996 fiscal years. Each 1% wage increase for all employees commencing in the 1995 and 1996 fiscal years would cost the City an additional $28 million for the 1995 fiscal year, $140 million for the 1996 fiscal year and $150 million each year thereafter above the amounts provided for in the Financial Plan. In the event of a collective bargaining impasse, the terms of wage settlements could be determined through the impasse procedure in the New York City Collective Bargaining Law, which can impose a binding settlement.

          The City's financial plans have been the subject of extensive public comment and criticism. In February 1995, the City Comptroller issued a report on the Financial Plan relating to the 1995 fiscal year. The City Comptroller stated in the report that, while the Financial Plan addressed most of the risks for the 1995 fiscal year, several possible risks remained, including possible additional payments of the City's share of HHC Medicaid totaling $51 million; possible additional payments by the City to the BOE which might occur as a result of projected BOE budget gaps resulting from mandated new needs identified by BOE, totaling $90 million, and other factors; possible increased overtime costs of $67 million; and possible increased public assistance costs totaling $10 million.

          On March 7, 1995, the City Comptroller issued a report which concluded that the budget gap for the 1996 fiscal year, before implementation of the gap-closing actions proposed in the Financial Plan, may be between $338 million and $538 million greater than set forth in the Financial Plan. With respect to the City's $2.7 billion gap-closing program for the 1996 fiscal year, the report noted that a substantial number of the proposed actions are beyond the control of the City, including proposed State aid and mandate relief totaling $1.3 billion, proposed Federal aid totaling $145 million, and proposed productivity efficiencies and labor initiatives to be negotiated with the City's labor unions totaling $600 million.

          On February 28, 1995, the Office of the State Deputy Comptroller for the City of New York ("OSDC") issued a report reviewing the Financial Plan relating to the 1995 fiscal year, with additional comments on the 1996 fiscal year. The report concluded that a budget gap of $41 million exists for the 1995 fiscal year, due primarily to a possible increase in City-funded Medicaid payments to HHC and noted that the $150 million general reserve shown in the Financial Plan is more than adequate to offset this problem. The report also identified potential risks for the 1995 fiscal year totaling, net of offsets, $297 million, including overspending at BOE; uncertainty concerning projected additional State assistance to BOE and HHC; and the purchase by the State of two City jails, which requires the approval of the

State Legislature. In addition, the report pointed out the uncertain impact on the City and HHC of the State budget for the State's 1996 fiscal year, and expressed concern about the City's increasing reliance on one-time resources to support recurring expenses. With respect to the 1996 fiscal year, the report noted that the City-projected $2.7 billion budget gap for the 1996 fiscal year representing 13% of City-fund revenues is the largest budget gap, both in absolute terms and on a percentage basis, which has been projected for the next succeeding fiscal year at this state of the budget planning process for the last 15 years. The OSDC report noted that most of the resources anticipated in the gap-closing program require the cooperation of the Federal or State governments, or municipal unions, and that it is likely that a number of the initiatives, including those that seek to reduce expenditures for entitlement programs, could be the subject of litigation which might delay any proposed savings for the City. For these reasons, the report urged the City to prepare and make public detailed contingency plans that are within its control to implement. The report also expressed concern about the impact of the gap-closing program on education and health care services and the City's economy.

          In October 1990, S&P placed the City's $13 billion of outstanding general obligations bonds on S&P CreditWatch with negative implications. S&P warned that the City's credit rating on its bonds may fall, and that the City must revise its financial plan "in line with the realities" of the slipping economy. In February 1991 and August 1992, S&P affirmed the "A-" rating on the City's bonds and removed the bonds from "S&P CreditWatch." S&P stated that the City's financial plan provides a reasonable assurance for fiscal balance within a very difficult economic environment. S&P warned, however, that should the City use debt refundings as well as wage deferrals to close its fiscal budget gap, budgetary pressures would only be aggravated to the point of placing the "A-" general obligation rating in jeopardy. S&P stated that "until the regional economy shows evidence of improvement, the rating will remain under some pressure, so the rating outlook continues negative." However, in February 1992, S&P again reaffirmed its "A-" rating. By report dated July 12, 1993, S&P, citing what it referred to as the manageability of the challenges facing the City and the feasibility of the steps necessary to achieve structural balance in the City's budgeting process, confirmed its "A-" rating of the City's general obligation bonds. The report also indicated, however, that S&P's outlook for the State was negative. On July 2, 1993, S&P reconfirmed its "A-" rating of the City's bonds and stated that maintenance of such rating depended upon the City's making further progress towards reducing budget gaps in the outlying years. As stated above, on January 17, 1995, S&P placed the

City's general obligation bonds on CreditWatch with negative implications.

          On February 11, 1991, Moody's lowered its rating on the City's general obligations bonds to "Baa1" from "A." Moody's expressed doubts about whether the City's January 16, 1991 Financial Plan presented a "reasonable program to achieve budget balance in fiscal 1991 and 1992 and assure long-term structural integrity." Moody's stated "the enormity of the current problem, the severity of required expenditure cuts, the substantial revenue enhancements that will be required to achieve balance, the vulnerability to exogenous factors, and the extremely short time frame within which all this must be accomplished introduce substantial new risk to the City's short- and long-term credit outlook." Nevertheless, on October 19, 1992, Moody's confirmed its Baa1 rating noting that the City's "financial operations continue to be satisfactorily maintained."

          Both the State and City face potential economic problems which could seriously affect the ability of both the State and City to meet their financial obligations. The economic problems of New York City adversely affect the State in numerous ways. In addition, for decades the State economy has grown more slowly than that of the nation as a whole, resulting in a decline in the position of New York as one of the country's wealthier states. The causes of this decline are varied and complex and some causes reflect international and national trends beyond the State's and City's control.

                 ADDITIONAL FUNDAMENTAL INVESTMENT RESTRICTIONS

          In addition to the fundamental investment restrictions contained in the Prospectus, the Trustees of the Trust also have adopted the following fundamental investment restrictions, which may not be changed with respect to any Fund without the approval of the majority of the outstanding voting securities of that Fund, as defined under the 1940 Act.

          The Trust may not, on behalf of any Fund:

          1. Act as an underwriter of securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act, as amended, in the disposition of portfolio securities.

          2. Issue senior securities, except as appropriate to evidence indebtedness that a Fund is permitted to incur and except for shares of existing or additional series of the Trust.

          The following fundamental investment restrictions are applicable to the Equity Index Fund only.

          The Equity Index Fund may not:

          1. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

          2. Purchase securities of closed-end investment companies except (a) in the open market where no commission other than the ordinary broker's commission is paid, which purchases are limited to a maximum of (i) 3% of the total outstanding voting stock of any one closed-end investment company, (ii) 5% of the Fund's net assets with respect to the securities issued by any one closed-end investment company, and (iii) 10% of the Fund's net assets in the aggregate, or (b) those received as part of a merger or consolidation. The Fund may not purchase the securities of other open-end investment companies.

          3. Hold the securities of any issuer when more than 1/2 of 1% of the issuer's securities are owned beneficially by one or more of the Fund's officers or Trustees or by one or more of the officers or directors of the Fund's underwriter or investment manager.

          4. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are not readily marketable, if, in the aggregate, more than 10% of the value of the Fund's total assets would be so invested.

          5. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

          6. Purchase, sell or write puts, calls or combinations thereof, except that the Fund may enter into transactions in stock index options and futures as described in the Prospectus and in this Statement of Additional Information.

          The following fundamental investment restrictions are applicable only to the California Tax Free Fund and New York Tax Free Fund. The California Tax Free and New York Tax Free Funds may not:

          1. Sell securities short, or purchase securities on margin, except that the Fund may enter into and make margin deposits in connection with transactions in options, futures and options on futures.

          2. Invest in companies for the purpose of exercising control.

          3. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

               ADDITIONAL NON-FUNDAMENTAL INVESTMENT RESTRICTIONS


          In addition to the investment restrictions contained in the Prospectus, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Funds, except the California Tax Free Fund, New York Tax Free Fund, International Bond Fund, International Equity Fund and Equity Index Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

     In accordance with such policies and restrictions a Fund may not:

          (a) purchase securities of any issuer with a record of less than three years' continuous operation, including predecessors, except Municipal Bonds and except obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if such purchase would cause the investments of a Fund in all such issuers to exceed 5% of the value of the total assets of that Fund;

          (b) purchase from or sell portfolio securities of a Fund to any of the officers or Trustees of the Trust, its investment advisers, its principal underwriter or the officers, or directors of its investment advisers or principal underwriter;

          (c) invest more than 10% of the assets of a Fund (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of
     1933), repurchase agreements maturing in more than seven days, certain options traded over the counter that a Fund has written, securities for which market quotations are not available, or other securities which legally or in the opinion of MacKay-Shields are deemed illiquid;

          (d) invest assets in securities of other open-end investment companies, but a Fund may invest in shares of the Money Market Fund if double advisory fees are not assessed, may invest up to 5% of its assets in closed-end investment companies (which would cause a Fund to pay duplicate fees), and may purchase or acquire up to 10% of the outstanding voting stock of a closed-end investment company (foreign banks or their agencies or subsidiaries are not considered investment companies for the purposes of this limitation);

          (e) purchase warrants of any issuer, except on a limited basis when, as a result of such purchases by a Fund, no more than 2% of the value of the Fund's total assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, and no more than 5% of the value of the total assets of a Fund may be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by a Fund in units with or attached to debt securities;

          (f) invest in other companies for the purpose of exercising control or management;

          (g) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or a member, officer, director or trustee of the investment advisers of the Trust if one or more of such individuals owns beneficially more than one-half of one percent (1/2 of 1%) of the securities (taken at market value) of such issuer and such individuals owning more than one-half of one percent (1/2 of 1%) of such securities together own beneficially more than 5% of such securities or both;

          (h) purchase securities on margin or make short sales, except in connection with arbitrage transactions or unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange contracts;

          (i) purchase or sell any put or call options or any combination thereof, except that the Trust may purchase and sell or write (i) options on any futures contracts into which it may enter, (ii) put and call options on currencies, securities indexes and covered put and call options on securities, and (iii) may also engage in closing purchase transactions with respect to any put and call option position it has entered into; and except that the Government Fund may not write any covered put options on U.S. Government securities if as a result more than 50% of its total assets (taken at current value) would be subject to put options written by such Fund; or

          (j) purchase, with respect to the Government Fund, any call option, long futures contract or long option on a futures contract if, at the date of purchase, realized net losses from such transactions during the fiscal year to date exceed 5% of such Fund's average net assets during such period.


     The following investment restrictions are non-fundamental, operating policies of the International Bond and International Equity Funds, and may be amended by the Board of Trustees without shareholder approval:


          (a) As an operating policy a Fund may not sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities.

          (b) As an operating policy, a Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin.

          (c) As an operating policy, a Fund may not purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund's net assets. Included within that amount, but not to exceed 2% of net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

          (d) As an operating policy, a Fund may not invest in securities which are not readily marketable, or the disposition of which is restricted under federal securities laws (collectively, "illiquid securities"), other than Rule 144A securities determined to be liquid pursuant to guidelines adopted by the Trust's Board of Trustees, if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities. A Fund may not invest more than 15% of its net assets in repurchase agreements providing for settlement in more than seven days, or in other instruments which for regulatory purposes or in the Adviser's opinion may be deemed to be illiquid, such as a certain portion of options traded in the over-the-counter market, and securities being used to cover options a Fund has written.

          (e) As an operating policy, a Fund may not acquire or retain the securities of any other investment company if, as a result, more than 3% of such investment company's outstanding shares would be held by the Fund, more than 5% of the value of the Fund's total assets would be invested in shares of such investment company or more than 10% of the value of the Fund's assets would be invested in shares of investment companies in the aggregate, except in connection with a merger, consolidation, acquisition, or reorganization.

          (f) As an operating policy, a Fund may not invest in securities of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities.

     "Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's net asset value.

     The MainStay California Tax Free Fund has undertaken to a state securities commission that: the aggregate premiums paid on all options held at any time by the Fund will be limited to 20% of the Fund's total net asset value; when writing a put or call option, the aggregate value of securities underlying the put or call shall not exceed 25% of the net assets of the Fund; and margin deposits on all options purchased by the Fund shall not, in the aggregate, exceed 5% of the Fund's total assets. In addition, though not a fundamental policy, the Funds will not sell securities short, except that each Fund reserves the right to sell securities short "against the box."

     In addition, though not a fundamental policy, the Equity Index Fund may not engage in arbitrage transactions, nor may it purchase warrants (excluding those acquired by the Equity Index Fund in units or attached to securities), nor will the Equity Index Fund sell securities short or buy on margin, except that the Fund reserves the right to sell securities short "against the box."

     The Equity Index Fund has undertaken with various state securities commissions that, as a nonfundamental, operating policy, it (i) will not purchase the securities of any issuer if such purchase at the time thereof would cause more than ten percent of the voting securities of any issuer to be held by the Fund, (ii) will not invest in mineral leases, and (iii) will not invest in real estate limited partnerships.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                       THE EQUITY INDEX FUND GUARANTEE


     NYLIFE Inc. ("NYLIFE") and the Equity Index Fund have entered into a Guaranty Agreement (the "Guarantee") for the benefit of shareholders. The Guarantee has been issued for the benefit of all shareholders and has been issued at no cost to the Equity Index Fund or its shareholders. The Guarantee Date (as defined in the Prospectus) with respect to a particular Equity Index Fund share will be 10 years after the purchase date of such share. If, on a particular Guarantee Date, payments must be made under the terms of the Guarantee, the terms of the Guarantee will obligate NYLIFE unconditionally and irrevocably to pay to the Equity Index Fund's transfer and dividend disbursing agent for the benefit of shareholders with that Guarantee Date an amount equal to the difference between the Guaranteed Amount and net asset value per each Guaranteed Share (as defined in the Prospectus) outstanding. The Equity Index Fund's transfer and dividend disbursing agent will forward the difference between the Guaranteed Amount and the net asset value directly to each individual shareholder.


     A Guaranteed Share is a unit that will at all times be equal to the net asset value of one share initially purchased by the investor plus the net asset value of all dividends and distributions attributable to such share (which includes cumulative dividends and distributions paid with respect to any additional shares of the Fund received as dividends and distributions) paid during the period from the date of purchase to the Guarantee Date. A Guaranteed Share (the unit to which the Guaranteed Amount will apply) is not the same as a share of the Fund. Shareholders who redeem shares, or who elect to receive dividends and distributions in cash, will own fewer units to which the Guaranteed Amount applies (i.e., they will own fewer Guaranteed Shares) and
                           ----
therefore will lose a portion of the benefit of the Guarantee with respect to any such redemption or dividends or distributions received in cash.


     NYLIFE will pay any amounts owing under the Guarantee to the Fund's transfer and dividend disbursing agent on the third business day following a Guarantee Date. A pro rata portion of any amounts so paid will then be forwarded to each shareholder holding, as of the close of business on such date, Guaranteed Shares with that Guarantee Date. If the Guarantee Date should fall on a weekend or on a holiday, the Guarantee Date shall be the first business day following the Guarantee Date. The Guarantee is intended to assure each owner of Guaranteed Shares on a Guarantee Date that he or she will be able to recover, as of the Guarantee Date, at a minimum, the Guaranteed Amount (with no adjustment for inflation or the time value of money). The Guarantee will benefit any holder of such Guaranteed Shares on the relevant Guarantee Date, who need not be the original purchaser, and who, for example, may own such shares by gift or inheritance.


     For shareholder convenience in monitoring the number and value of a shareholder's Guaranteed Shares, the Fund currently intends, through reverse share splits, to combine any additional shares received by a shareholder as dividends and distributions from the Fund with each originally purchased share of the Fund to which such dividends and distributions relate, so that a Guaranteed Share of the Fund will mean a single share of the Fund as purchased, and include in its net asset value the value of all dividends and distributions attributable to such originally purchased share and paid up to that point in time. Following a reverse share split, a shareholder who has elected to reinvest dividends and distributions from the Fund will hold the same number of Guaranteed Shares in the Fund as the shareholder held prior to the reverse share split, but each share will have a higher net asset value (reflecting the added value of the dividends paid). Shareholders who elect to receive their dividends and distributions from the Fund in cash will, following a reverse share split, own fewer Guaranteed Shares of the Fund, but those shares will have the same higher per share net asset value as all other Fund shares. In either case, the overall value of a shareholder's investment in the Fund will be unaffected by a reverse share split. If reverse share splits are not authorized, a Guaranteed Share shall mean, on a given date, that number of shares of the Fund that a shareholder would hold on that date if he had bought a single share and then held it, plus all shares issued as dividends and distributions attributable to such share, through the Guarantee Date. This single share and all shares issued through the reinvestment of any dividends and distributions attributable to such share will be treated as a single unit to which the Guaranteed Amount will apply as described above for a Guaranteed Share. Shareholders who elect to receive dividends and distributions in cash would hold fewer shares of the Fund and, consequently, fewer units as to which the Guaranteed Amount would apply.


     Although the Equity Index Fund does not intend to pay dividends and distributions in cash to shareholders (unless a shareholder elects to receive payments in cash), such dividends and distributions which are reinvested will be taxable to shareholders. See "Taxes." The Guaranteed Amount does not reflect any adjustment for the payment of taxes by a shareholder on dividends and distributions received from the Equity Index Fund.


     The obligations, if any, of NYLIFE under the Guarantee shall be discharged when all required payments are made in full to the transfer and dividend disbursing agent for the benefit of the shareholders or if the Equity Index Fund's net asset value on a Guarantee Date is such that no amounts are payable to shareholders under the terms of the Guarantee. Payment obligations under the Guarantee will be solely the obligations of NYLIFE. Neither the Equity Index Fund, New York Life Insurance Company, Monitor, NYLIFE Distributors, any of their affiliates nor any other party is undertaking any obligation to the Equity Index Fund or its shareholders with respect to the Guarantee.


     Although the Guarantee has been arranged for by the Equity Index Fund and is created under contract between the Equity Index Fund and NYLIFE, the Equity Index Fund has no interest in, and specifically disclaims any interest in, the proceeds payable under the Guarantee, which are payable solely to the shareholders with a particular Guarantee Date. The designation of such shareholders as the sole beneficiaries of the Guarantee may not be changed by either the Equity Index Fund or such shareholders. The Guarantee is neither transferable nor assignable by the Equity Index Fund or the shareholders it benefits, nor may the Equity Index Fund or its shareholders cancel or waive rights under the Guarantee. The Guarantee cannot be surrendered by either the Fund or its shareholders for cash, except in the event that payment is made pursuant to its terms. Neither the Equity Index Fund nor its shareholders may use the Guarantee as a pledge for a loan, nor may the Equity Index Fund or its shareholders obtain any loan from NYLIFE with respect to amounts that may be payable pursuant to the Guarantee.


     The foregoing is only a summary, and not a complete statement of the principal terms of the Guarantee. Reference is made to the Guarantee, a specimen copy of which is filed as an exhibit to the Registration Statement to which the Prospectus and this Statement of Additional Information relate. This summary is subject thereto and qualified in its entirety by such reference.

                             TRUSTEES AND OFFICERS

     Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

                                                    Principal Occupation(s)
Name, Address and Age    Position(s) with Trust     During Past 5 Years
---------------------    ---------------------      -----------------------

Alice T. Kane*           Chairperson and            Executive Vice President,
51 Madison Avenue        Trustee                    New York Life Insurance
New York, NY  10010                                 Company, 1992 to present;
Age:  48                                            General Counsel, 1992 to
                                                    1995; Corporate Secretary,
                                                    1989 to 1994; Senior Vice
                                                    President and General
                                                    Counsel, 1986 to 1992; Vice
                                                    President and General
                                                    Counsel, 1985 to 1986;
                                                    Director and Chairperson,
                                                    MainStay Institutional
                                                    Funds Inc., 1994 to
                                                    present; Director, New York
                                                    Life Foundation, 1992 to
                                                    1995; Director, New York
                                                    Life International
                                                    Investment Inc., 1988 to
                                                    present; Director, NYLIFE
                                                    Inc., 1990 to present; Vice
                                                    President, NYLIFE Inc.,
                                                    1989 to present; Secretary,
                                                    NYLIFE Inc., 1989 to 1994;
                                                    Director, Greystone Realty
                                                    Corporation, 1994 to
                                                    present; Director, Monitor
                                                    Capital Advisors, Inc.,
                                                    1994 to present; Director,
                                                    Sanus Corp. Health Systems,
                                                    1984 to present; Director,
                                                    MacKay-Shields Financial
                                                    Corporation, 1994 to
                                                    present; Director, NYL
                                                    Benefit Services Co.
                                                    (pension consultant and
                                                    third party administrator),
                                                    1994 to present; Director,
                                                    NYLIFE Securities Inc.,
                                                    1994 to present; Director,
                                                    Eagle Strategies Corp.
                                                    (broker-dealer and
                                                    registered investment
                                                    adviser), 1994 to present;
                                                    Director, NYLIFE
                                                    Distributors Inc., 1994 to
                                                    present; Director, Quorum
                                                    Capital Management Limited,
                                                    1995 to present; Director,
                                                    NYL Trust Company, 1995 to
                                                    present; Member, Board of
                                                    Governors of the National
                                                    Association of Securities
                                                    Dealers, Inc., 1994 to
                                                    present; Member, American
                                                    Council of Life Insurance
                                                    Deputies Solvency Oversight
                                                    Committee, 1991 to 1995;
                                                    and Board of Governors,
                                                    Association of Life
                                                    Insurance Counsel, 1992 to
                                                    present.

Walter W. Ubl*           President, Chief           Senior Vice President, New
51 Madison Avenue        Executive Officer          York Life Insurance
New York, NY  10010      and Trustee                Company, 1995 to present;
Age:  54                                            Vice President, 1984 to
                                                    1995; Vice President in
                                                    charge of Mutual Funds
                                                    Department, 1989 to
                                                    present; Director and Vice
                                                    President, NYLIFE


                                                    Principal Occupation(s)
Name, Address and Age    Position(s) with Trust     During Past 5 Years
---------------------    ---------------------      -----------------------
                                                    Distributors Inc., 1993 to
                                                    present; and Vice
                                                    President, Marketing
                                                    Department, 1984 to 1987.


Donald K. Ross*          Trustee                    Director, New York Life
51 Madison Avenue                                   Insurance Company, 1978 to
New York, NY  10010                                 present; President, New
Age:  70                                            York Life Insurance
                                                    Company, 1986 to 1990;
                                                    Chairman of the Board, New
                                                    York Life Insurance
                                                    Company, 1981 to 1990;
                                                    Chief Executive Officer,
                                                    New York Life Insurance
                                                    Company, 1981 to 1990; and
                                                    Trustee, Consolidated
                                                    Edison Company of New York,
                                                    Inc., 1976 to present.

Nancy Maginnes           Trustee                    Member, Board of Overseers
  Kissinger                                         of the Nelson A.
Hendersons Road                                     Rockefeller Institute of
Kent, CT  06757                                     Government, State
Age:  61                                            University of New York,
                                                    Albany, NY, 1983 to
                                                    present; and Member, Board
                                                    of Advisers of the Naval
                                                    Postgraduate School, 1985
                                                    to present.

Ralph A. Pfeiffer, Jr.   Trustee                    Senior Vice President, IBM
90 Field Point Circle                               Corporation, 1974 to 1986;
Greenwich, CT  06830                                Chairman and Chief
Age:  68                                            Executive Officer, IBM
                                                    World Trade Asia Pacific
                                                    Group, 1974 to 1986;
                                                    Chairman and Chief
                                                    Executive Officer, IBM
                                                    World Trade Corporation,
                                                    1984 to 1986, and Director,
                                                    1974 to present; Director,
                                                    Arthur D. Little, Inc.
                                                    (management consultant),
                                                    1987 to present; Director,
                                                    Campbell Soup Company, 1987
                                                    to present; Director,
                                                    Alexander Proudfoot PLC and
                                                    Alexander Proudfoot Japan,
                                                    Ltd. (management
                                                    consultants), 1987 to 1994;
                                                    Director, The Royal Bank of
                                                    Canada, 1984 to present;
                                                    Director, SmithKline
                                                    Beecham (pharmaceutical
                                                    corporation), 1989 to 1993;
                                                    Director, NIKE, Inc., 1992
                                                    to present; and Director
                                                    Osiris Therapeutics, Inc.,
                                                    1993 to present.


Terry L. Lierman         Trustee                    President, Capital
426 C Street, N.E.                                  Associates, Inc., 1984 to
Washington, D.C.  20002                             present; and President,
Age:  48                                            Employee Health Programs,
                                                    1990 to present.


                                                    Principal Occupation(s)
Name, Address and Age    Position(s) with Trust     During Past 5 Years
---------------------    ---------------------      -----------------------

Donald E. Nickelson      Trustee                    Vice Chairman, Harbour
P.O. Box 2368                                       Group Industries, Inc.,
Jackson Hole, WY  83001                             1991 to present; Director,
Age:  63                                            PaineWebber Group, 1980 to
                                                    1993; President,
                                                    PaineWebber Group, 1988 to
                                                    1990; Chairman of the
                                                    Board, PaineWebber
                                                    Properties, 1985 to 1989;
                                                    Director, Harbour Group,
                                                    1986 to present; Director,
                                                    CPA 10 Real Estate Inv.
                                                    Trust, 1990 to present;
                                                    Director, CPA 11 Real
                                                    Estate Inv. Trust, 1991 to
                                                    present; Chairman of the
                                                    Board and Director, Rapid
                                                    Rock Industries, Inc., 1986
                                                    to present; Director,
                                                    Selectide Corporation,
                                                    Member of the Executive
                                                    Committee, 1992 to present;
                                                    Director and Chairman of
                                                    the Board, Del Industries,
                                                    1990 to present; Trustee,
                                                    Jones Foundation (Los
                                                    Angeles), 1978 to present;
                                                    Director, Allied Healthcare
                                                    Products, Inc., 1992 to
                                                    present; Director, Sugen,
                                                    Inc., 1992 to present;
                                                    Director and Chairman of
                                                    the Board, Greenfield
                                                    Industries, Inc., 1993 to
                                                    present; Director and
                                                    Chairman of the Board,
                                                    Flair Corp., 1993 to
                                                    present; Director, DT
                                                    Industries, 1968 to
                                                    present.


Richard S. Trutanic      Trustee                    Managing Director, the
1155 Connecticut Ave.                               Somerset Group, 1993 to
N.W., Suite 400                                     present; President, TR
Washington, DC 20036                                Capital Corporation, 1990
Age:  44                                            to present; Senior Vice
                                                    President, Washington
                                                    National Investment
                                                    Corporation, 1985 to 1990;
                                                    and Director and Member of
                                                    Executive Committee,
                                                    Southern Net, Inc., 1986 to
                                                    1990.



                                                    Principal Occupation(s)
Name, Address and Age    Position(s) with Trust     During Past 5 Years
---------------------    ---------------------      -----------------------

--------------------------------------------------------------------------------
Officers (other than Trustees)
--------------------------------------------------------------------------------

Jefferson C. Boyce       Senior Vice President      Senior Vice President, New
51 Madison Avenue                                   York Life Insurance
New York, NY  10010                                 Company, 1994 to present;
Age:  38                                            Chief Administrative
                                                    Officer, Pension, Mutual
                                                    Funds, Structured Finance,
                                                    Corporate Quality, Human
                                                    Resources and Employees'
                                                    Health Departments, 1992 to
                                                    1994; and Vice President,
                                                    Pension Department, 1989 to
                                                    1992.


Anthony W. Polis         Vice President and         Vice President, New York
51 Madison Avenue        Chief Financial            Life Insurance Company,
New York, NY  10010      Officer                    1988 to present; Director,
Age:  52                                            Vice President and Chief
                                                    Financial Officer, NYLIFE
                                                    Securities Inc., 1988 to
                                                    present; Vice President and
                                                    Chief Financial Officer,
                                                    NYLIFE Distributors Inc.,
                                                    1993 to present; Treasurer,
                                                    MainStay Institutional
                                                    Funds Inc., 1990 to
                                                    present; Treasurer, New
                                                    York Life MFA Series Fund,
                                                    Inc., 1993 to present;
                                                    Assistant Treasurer, New
                                                    York Life MFA Series Fund,
                                                    Inc., 1992 to 1993; Vice
                                                    President and Treasurer,
                                                    Eclipse Financial Asset
                                                    Trust, 1992 to
                                                    present.

Richard A. Topp          Vice President             Director, President and
51 Madison Avenue                                   Chief Executive Officer,
New York, NY  10010                                 NYLIFE Securities Inc.,
Age:  50                                            1989 to present; Director,
                                                    President and Chief
                                                    Executive Officer, NYLIFE
                                                    Distributors Inc., 1993 to
                                                    present; Vice President,
                                                    NYLIFE Equity Inc., 1989 to
                                                    present; Vice President,
                                                    New York Life Insurance
                                                    Company, 1989 to present;
                                                    Vice President, MainStay
                                                    Institutional Funds Inc.,
                                                    1990 to present.


Richard Zuccaro          Vice President             Vice President -- Tax, New
51 Madison Avenue                                   York Life Insurance
New York, NY  10010                                 Company, 1986 to present;
Age:  46                                            and Tax Vice President,
                                                    MainStay Institutional
                                                    Funds Inc., 1991 to present.



                                                    Principal Occupation(s)
Name, Address and Age    Position(s) with Trust     During Past 5 Years
---------------------    ---------------------      -----------------------
A. Thomas Smith III      Secretary                  Assistant General Counsel,
51 Madison Avenue                                   New York Life Insurance
New York, NY  10010                                 Company, 1994 to present;
Age:  39                                            Secretary, MainStay
                                                    Institutional Funds Inc.,
                                                    New York Life MFA Series
                                                    Fund, Inc., New York Life
                                                    Fund Inc., and Eclipse
                                                    Financial Asset Trust, 1994
                                                    to present; Assistant
                                                    General Counsel, Dreyfus
                                                    Corporation, 1991 to 1993;
                                                    Senior Associate, Willkie,
                                                    Farr & Gallagher, 1989 to
                                                    1991; and Staff Attorney,
                                                    Chief Counsel's Office,
                                                    U.S. Securities and
                                                    Exchange Commission,
                                                    Division of Investment
                                                    Management, 1986 to 1988.

    As indicated in the above table, certain Trustees and officers also hold positions with MacKay-Shields, New York Life Insurance Company, NYLIFE Securities Inc. and/or NYLIFE Distributors Inc.



    The Independent Trustees of the Trust receive from the Trust an annual retainer of $40,000 and a fee of $1,000 for each Board of Trustees meeting and for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. Trustees who are affiliated with New York Life Insurance Company do not receive compensation from the Trust.


    For the fiscal year ended December 31, 1995, the Trustees received the following compensation from the Trust and from certain other investment companies (as indicated) that have the same investment adviser as the Trust or an investment adviser that is an affiliated person of one of the Trust's investment advisers:

                                               Pension or
                                               Retirement                         Total Compensation
                              Aggregate     Benefits Accrued      Est. Annual       From Registrant
Name of                      Compensation    As Part of Fund     Benefits Upon     and Fund Complex
Trustee                     from the Trust       Expenses         Retirement       Paid to Trustees
-------                     --------------  ----------------     -------------    ------------------
Alice T. Kane                   $0                 $0                  $0                $0
Nancy M. Kissinger              $______            $0                  $0                $______
Terry L. Lierman                $______            $0                  $0                $______
Donald E. Nickelson             $______            $0                  $0                $______
Ralph A. Pfeiffer, Jr.          $______            $0                  $0                $______
Donald K. Ross                  $0                 $0                  $0                $0
Richard S. Trutanic             $______            $0                  $0                $______
Walter W. Ubl                   $0                 $0                  $0                $0



     As of April __, 1996, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each of the Funds.

              THE ADVISERS, THE ADMINISTRATOR AND THE DISTRIBUTOR

Investment Advisory Agreements


     Pursuant to the Investment Advisory Agreements for the Capital Appreciation Fund, Value Fund, Convertible Fund, High Yield Corporate Bond Fund, Government Fund, and Money Market Fund dated May 1, 1986; the Investment Advisory Agreement for the Tax Free Bond Fund dated May 29, 1987; the Investment Advisory
Agreement for Total Return Fund dated December 28, 1987; the Investment Advisory Agreements for California Tax Free Fund and New York Tax Free Fund dated _____________; the Investment Advisory Agreement for Equity Index Fund dated
____________; and the Investment Advisory Agreements for International Bond Fund and International Equity Fund dated August 25, 1994, MacKay-Shields or Monitor, each subject to the supervision of the Trustees of the Trust and in conformity with the stated policies of each Fund of the Trust, manages the investment operations of the respective Funds that it advises and the composition of each such Fund's portfolio, including the purchase, retention, disposition and loan of securities.


     On April 27, 1987 the shareholders of Capital Appreciation Fund, Value Fund, Convertible Fund, High Yield Corporate Bond Fund, Government Fund, and Money Market Fund approved their respective Investment Advisory Agreements and in connection with the reorganization of such Fund as a series of the Trust, the shareholders of the MacKay-Shields MainStay Tax Free Bond Fund approved an Investment Advisory Agreement with MacKay-Shields substantially identical to the Tax Free Bond Fund's current

Investment Advisory Agreement with MacKay-Shields. On April 25, 1988 the shareholders of Total Return Fund, approved its Investment Advisory Agreement. On December 8, 1992, shareholders of the California Tax Free Fund and the New York Tax Free Fund approved their respective Investment Advisory Agreements with MacKay-Shields. On September 8, 1994, the sole initial shareholder of the International Bond Fund and International Equity Fund approved their respective Investment Advisory Agreements with MacKay-Shields. Each Investment Advisory Agreement will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the particular Fund (as defined in the 1940 Act and in a rule under the Act) and, in either case, by a majority of the Trustees who are not "interested persons" of the Trust or MacKay-Shields or Monitor (as the term is defined in the 1940 Act). The Investment Advisory Agreements were last approved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust or MacKay-Shields or Monitor (as defined in the 1940 Act), at a meeting held on April 24, 1995.


     The Investment Advisory Agreement for each Fund also provides that in the event the expenses of a Fund (including the fees of the Fund's Adviser, but excluding interest, taxes, organization expenses, brokerage commissions, distribution expenses, litigation and indemnification expenses and other extraordinary expenses) for any fiscal year exceed the limits set by a state securities commission, the Fund's Adviser will reduce its fee payable by each such Fund by 50% (20% in the case of the Equity Index Fund) of the amount of such excess to the extent of that Fund's fee. The Funds have received from the California Department of Corporations (the state securities commission) various forms of waivers allowing the exclusion of certain Fund expenses in the calculation of their expense limitations as set by regulation.


     For the year ended August 31, 1994, for the period September 1, 1994 through December 31, 1994 and for the year ended December 31, 1995, the expenses of each Fund did not exceed the most restrictive state expense limitation. MacKay-Shields, however, voluntarily agreed to reimburse 50% of certain expenses for the California Tax Free Fund and the New York Tax Free Fund to the extent that operating expenses exceed on an annualized basis .99% of the daily average net assets of that Fund. For the year ended August 31, 1994, the expense reimbursements to the California Tax Free Fund and the New York Tax Free Fund were $8,734 and $8,261, respectively. For the fiscal period September 1, 1994 through December 31, 1994, the expense reimbursements to the California

Tax Free Fund and the New York Tax Free Fund totaled $5,418 and $5,167, respectively. And, for the year ended December 31, 1995, the expense reimbursements to the California and New York Tax Free Funds were __________ and _________, respectively.


     Regarding the International Bond Fund, the Adviser and Administrator each agreed that a portion of its fees would not be imposed, pursuant to the applicable contracts, until such time as the Fund reaches $50 million in net assets. After deducting the foregoing fee waiver, the advisory fee paid by the International Bond Fund for the period September 13, 1994 to December 31, 1994 equalled an annual rate of 0.25% and for the year ended December 31, 1995 equalled _____%.

     The Advisers have each authorized any of their directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services it renders, MacKay-Shields or Monitor bears the salaries and expenses of all of its personnel.


     For the period September 1, 1994 through December 31, 1994 and the fiscal years ended August 31, 1994 and August 31, 1993, the amount of the advisory fee paid by each Fund to MacKay-Shields or Monitor was as follows:


                                   Year Ended   September 1, 1994   Year Ended
                                  December 31,       through        August 31,
                                      1995      December 31, 1994*     1994
                                  ------------  ------------------  ----------
California Tax Free Fund........  $               $   14,030        $   42,305
Capital Appreciation Fund.......                     543,137         1,267,894
Convertible Fund................                     206,175           364,706
Equity Index Fund...............                      20,578            61,926
Government Fund.................                   1,062,816         3,526,410
High Yield Corporate Bond Fund..                   1,068,277         2,789,320
International Bond Fund+........                      10,037++           N/A
International Equity Fund+......                      27,355             N/A
Money Market Fund...............                      93,386           212,079
New York Tax Free Fund..........                      14,397            43,791
Tax Free Bond Fund..............                     525,805         1,579,219
Total Return Fund...............                     674,170         1,798,433
Value Fund......................                     518,495         1,174,157
-------------------------

*    The Funds changed their fiscal year end from August 31 to December 31.

+ The International Bond Fund and International Equity Fund commenced operations on September 13, 1994.

++   After expense reimbursement.

  The Adviser and the Administrator have voluntarily agreed to limit the expenses of the Money Market Fund, described above to the extent that such expenses for a month would exceed on an annualized basis .70%, respectively, of the average daily net assets of the Fund. For the fiscal year ended August 31, 1994, $426,236 would have been incurred by the Money Market Fund had such expenses not been limited. For the period September 1, 1994 through December 31, 1994, $173,990 would have been incurred by the Money Market Fund had such expenses not been limited. And, for the fiscal year ended December 31, 1995, $___________ would have been incurred by the Money Market Fund had such expenses not been limited.


  The Investment Advisory Agreements provide that MacKay-Shields or Monitor shall not be liable to the Funds for any error of judgment by MacKay-Shields or Monitor or for any loss sustained by the Funds or NYLIFE Distributors Inc. except in the case of MacKay-Shields' or Monitor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

Administration Agreements


  NYLIFE Distributors Inc. ("NYLIFE Distributors" or the "Administrator") acts as administrator for the Funds pursuant to the Administration Agreements which are dated January 1, 1994 (August 25, 1994 in the case of the International Bond Fund and International Equity Fund). Prior to that time, NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliated company, had acted as administrator. The Administrator has authorized any of its directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with its administration of the business affairs of the Funds, and except as indicated in the Prospectus under the heading "Investment Advisers, Administrator and Distributor," the Administrator bears the following expenses:

  (a) the salaries and expenses of all personnel of the Trust and the Administrator, except the fees and expenses of Trustees not affiliated with the Administrator or the Advisers; and

  (b) all expenses incurred by the Administrator in connection with administering the ordinary course of the Funds' business, other than those assumed by the Trust.

  The Administration Agreements also provide that in the event the expenses of a Fund (including the fees of the Fund's Adviser and the Administrator, but excluding interest, taxes, organization expenses, brokerage commissions, distribution expenses, litigation and indemnification expenses and other extraordinary expenses) for any fiscal year exceed the limits set by a state securities commission, the Administrator will reduce its fees payable by each such Fund by 50% (80% in the case of the Equity Index Fund) of the amount of such excess to the extent of that Fund's fee. In addition, the Administrator and the respective Advisers have voluntarily agreed to assume the expenses of the Money Market Fund described above to the extent that such expenses for a month would exceed on an annualized basis .70% of the average daily net assets of that Fund.


  The Administrator has voluntarily agreed to reimburse 50% of certain expenses for the California Tax Free Fund and the New York Tax Free Fund to the extent that operating expenses exceed on an annualized basis .99% of the daily average net assets of that Fund. The expense reimbursements to the California Tax Free Fund and New York Tax Free Fund for the year ended August 31, 1994 were $8,734 and $8,262, respectively. For the period September 1, 1994 to December 31, 1994 the expense reimbursements to the Funds were $5,418 and $5,167, respectively. And, for the year ended December 31, 1995, the expense reimbursements to the Funds were $________ and $__________, respectively. NYLIFE Distributors reserves the right to terminate or revise this limitation when the assets of a Fund reach $25 million.


  Regarding the International Bond Fund, the Adviser and Administrator each agreed that a portion of its fees would not be imposed, pursuant to the applicable contracts, until such time as the Fund reaches $50 million in net assets. After deducting the foregoing fee waiver, the administration fee paid by the International Bond Fund for the period September 13, 1994 to December 31, 1994 equalled an annual rate of 0.15% and for the year ended December 31, 1995 equalled ________.


  The Administration Agreements for the Funds were approved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust or NYLIFE Distributors (as the term is defined in the 1940 Act) at a meeting held on October 25, 1993 (and at a meeting held on July 25, 1994 for the International Bond Fund and International Equity Fund). The Administration Agreements for each Fund other than the International Bond Fund and International Equity Fund were reapproved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust or NYLIFE Distributors, at a meeting held on April 24, 1995.

  For the fiscal year ended December 31, 1995, the fiscal period September 1, 1994 through December 31, 1994 and the fiscal year ended August 31, 1994, the amount of the administration fee paid by each Fund was as follows:*


                                   Year Ended   September 1, 1994   Year Ended
                                  December 31,       through        August 31,
                                      1995      December 31, 1994*     1994
                                  ------------  ------------------  ----------
California Tax Free Fund........  $                 $   14,030      $   42,305
Capital Appreciation Fund.......                       543,137       1,267,894
Convertible Fund................                       206,175         364,706
Equity Index Fund...............                        20,578          61,926
Government Fund.................                     1,062,816       3,526,410
High Yield Corporate Bond Fund..                     1,068,277       2,789,320
International Bond Fund+........                        10,037++         N/A
International Equity Fund+......                        27,355           N/A
Money Market Fund...............                        93,386         212,079
New York Tax Free Fund..........                        14,397          43,791
Tax Free Bond Fund..............                       525,805       1,579,219
Total Return Fund...............                       674,170       1,798,433
Value Fund......................                       518,495       1,174,157

_______________________
* The administration fees shown for the fiscal year ended August 31, 1993 were paid by the Funds to NYLIFE Securities. NYLIFE Securities also received administration fees from the Funds during the period from September 1, 1993 through December 31, 1993. Since January 1, 1994, the administration fees have been paid by the Funds to NYLIFE Distributors.

**   The Funds changed their fiscal year end from August 31 to December 31.

+ The International Bond Fund and International Equity Fund commenced operations on September 13, 1995.

++   After expense reimbursement.



          For the year ended December 31, 1995, the period September 1, 1994 through December 31, 1994, and the year ended August 31, 1994, the expenses of each Fund did not exceed the most restrictive state expense limitation.


          For the year ended December 31, 1995, the period September 1, 1994 through December 31, 1994, and the fiscal year ended August 31, 1994, $__________, $173,990 and $426,236 in expenses would have been incurred by the Money Market Fund, respectively, had such expenses not been limited.

Distribution Agreement


     NYLIFE Distributors also acts as the Principal Underwriter and Distributor of the Funds' shares pursuant to the Distribution Agreement with the Trust dated January 1, 1994 (December 31, 1993 in the case of the Equity Index Fund). Prior to that time, NYLIFE Securities Inc., an affiliated company, had acted as principal underwriter. NYLIFE Securities sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor and other broker-dealers will pay commissions to salesmen as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Trust shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale.


     The Distribution Agreement for the Funds was approved by the Trustees, including a majority of the Trustees who are not "interested persons" (as the term is defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the distribution plan or in any related agreement (the "Independent Trustees") at a meeting held on October 25, 1993. The Distribution Agreement was reapproved by the Trustees, including a majority of the Independent Trustees, at a meeting held on April 24, 1995. The Distribution Agreement for the International Bond Fund and the International Equity Fund was approved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as the term is defined in the 1940 Act) at a meeting held on July 25, 1994.


     As disclosed in the Prospectus, each of the Funds (except the Money Market Fund and the Equity Index Fund, which does not offer Class B shares) has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for each class of shares of each Fund (the "Class A Plans", the "Class B Plans" and, collectively, the "Plans"). Under the Class A Plans, Class A shares of each Fund pay the Distributor a monthly fee at the annual rate 0.25% of the average daily net assets of each Fund's Class A shares for distribution or service activities, as designated by the Distributor. The Class A Plans for each of the Funds other than the California Tax Free Fund, New York Tax Free Fund and Equity Index Fund were approved by the sole initial shareholder of the Class A of shares of each Fund on December 31, 1994. The Class A Plans were approved by the shareholders of the California Tax Free Fund, New York Tax Free Fund and the Equity Index Fund at a Special Meeting of Shareholders held on December 28, 1994. Regarding the California Tax Free Fund, the New York Tax Free Fund and the Equity Index Fund, the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plan (the "Independent Trustees"), by vote cast in person at a meeting called for the purpose of voting on such Plans, initially approved the Plan now designated as the Class A Plans on July 25, 1994.


     As noted above, the Class B shares of each Fund (except the Money Market Fund and the Equity Index Fund, which does not offer Class B shares) also have adopted Rule 12b-1 distribution plans. Originally, Rule 12b-1 plans of distribution were adopted by each of the Funds (except the California Tax Free Fund, New York Tax Free Fund and Money Market Fund) for the then sole existing class of shares of the Funds. More specifically, Rule 12b-1 distribution plans were approved on September 8, 1994 for the sole initial shareholder of each of the International Bond Fund and International Equity Fund, on April 25, 1988 by the shareholders of the Total Return Fund, on May 29, 1987 by the sole initial shareholder of the Tax Free Bond Fund and on April 27, 1987 by the shareholders of each other Fund (except the Money Market Fund). The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such plans of distribution, by vote cast in person at meetings called for the purpose of voting on such Plans, initially approved the Plans of the Total Return Fund on October 26, 1987, initially approved the Plans of the Tax Free Bond Fund on April 27, 1987, and initially approved the Plans of the other Funds (except ______________) on April 28, 1986. In addition, on October 31, 1988, the
Trustees of the Trust, including a majority of the Trustees who are not interested persons, amended the Tax Free Bond Fund's Plan to permanently reduce the amount of the distribution fee to be imposed subsequent to that date. On October 26, 1992, the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust, amended each of the plans of distribution to provide that a portion of total amount of the distribution fee as a service fee, to pay for a variety of account maintenance and personal services to shareholders after the sale. On October 25, 1993, the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust, amended each of the plans of distribution to reflect that NYLIFE Distributors would serve as principal underwriter of the Funds' shares, effective January 1, 1994. Prior to the implementation of the multi-class distribution system the distribution plans in effect for the Funds were amended and redesignated and, now, are applicable only to the Class B shares of each Fund.


  Regarding the California Tax Free Fund and New York Tax Free Fund, the Class B Plans were approved by the sole initial shareholder of the Class B shares of each Fund on December 31, 1994. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plans, by vote cast in person at meetings called for the purpose of voting on such Plans, initially approved such Plans now designated as the Class B Plans on October 24, 1994.


  Regarding the International Bond Fund and International Equity Fund, the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plans (the "Independent Trustees"), by vote cast in person at meetings called for the purpose of voting on such Plans, initially approved the distribution plans now designated as the Class B Plans on July 25, 1994, and the Class A Plans on October 24, 1994. Pursuant to the Plans, the Distributor shall provide the Trust for review by the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended under each Plan and the purpose for which such expenditures were made.


  Under the Class B plans, each Fund's Class B shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% (0.25% in the case of the California Tax Free Fund, New York Tax Free Fund and the Tax Free Bond Fund) of the lesser of (a) the aggregate gross sales of the Fund's Class B shares since the inception of the Funds (not including reinvestment of dividends and capital gains distributions from the Fund), less the aggregate net asset value of the Class B shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets attributable to the Fund's Class B shares. Pursuant to the Class B Plans, the Class B shares of each Fund also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of the Fund's Class B shares.

  Once approved by a vote of a majority of the outstanding voting securities of a class of shares of a Fund, each Plan shall continue in effect thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. No Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of each Plan must also be approved by the Trustees in the manner described above. Each Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the Plan. So long as any Plan is in effect, the selection and nomination of Trustees who are not such interested persons has been committed to those Trustees who are not such interested persons. The Trustees have determined that, in their judgment, there is a reasonable likelihood that each Plan will benefit the respective Fund and its shareholders. Pursuant to both the Class A and Class B Plans, the Distributor shall provide the Trust for review by the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended under each Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of each Plan, they will consider its continued appropriateness and the level of compensation provided therein.


  At a meeting held on April __, 1996, the Trustees of the Trust, including a majority of the Independent Trustees, approved the continuation of the Plans.


  Pursuant to a rule of the National Association of Securities Dealers, Inc., the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).


  For the fiscal year ended December 31, 1995, the Funds paid distribution fees pursuant to the Class A and Class B Plans as follows:

                                 Amount of Fee   Amount of Fee
                                 Pursuant to     Pursuant to
                                 Class A Plan    Class B Plan
                                 -------------   -------------
California Tax Free Fund........ $               $
Capital Appreciation Fund.......
Convertible Fund................
Equity Index Fund...............
Government Fund.................
High Yield Corporate Bond Fund..
International Bond Fund.........
International Equity Fund.......
Money Market Fund...............      /(1)/           /(2)/
New York Tax Free Fund..........
Tax Free Bond Fund..............
Total Return Fund...............
Value Fund......................

___________________

*    The Funds changed their fiscal year end from August 31 to December 31.

(1)  Not applicable.

(2) The amount shown represents proceeds from contingent deferred sales charges which were assessed on redemptions of shares which had previously been exchanged from other Funds into the Money Market Fund.


     For the year ended December 31, 1995, the period September 1, 1994 through December 31, 1994 and the year ended August 31, 1994, NYLIFE DISTRIBUTORS retained the following amounts in sales charges and sales of Class A shares of the Funds, as applicable:



                                   Year Ended  September 1, 1994   Year Ended
                                  December 31,       through        August 31,
                                      1995     December 31, 1994*     1994
                                  ------------ ------------------  ----------
California Tax Free Fund.........  $           $                   $
Capital Appreciation Fund........
Convertible Fund.................
Equity Index Fund................
Government Fund..................
High Yield Corporate Bond Fund...
International Bond Fund+.........
International Equity Fund+.......
Money Market Fund................
New York Tax Free Fund...........
Tax Free Bond Fund...............
Total Return Fund................
Value Fund.......................
_______________________

*    The Funds changed their fiscal year end from August 31 to December 31.

+ The International Bond Fund and International Equity Fund commenced operations on September 13, 1995.



          For the year ended December 31, 1995, the period September 1, 1994 through December 31, 1994 and the year ended August 31, 1994, contingent deferred sales charges were paid by investors on the redemption of Class B shares of each Fund, as follows:


                                   Year Ended   September 1, 1994   Year Ended
                                  December 31,       through        August 31,
                                      1995      December 31, 1994*     1994
                                  ------------  ------------------  ----------
California Tax Free Fund.........  $             $                   $
Capital Appreciation Fund........
Convertible Fund.................
Equity Index Fund................
Government Fund..................
High Yield Corporate Bond Fund...
International Bond Fund+.........
International Equity Fund+.......
Money Market Fund................
New York Tax Free Fund...........
Tax Free Bond Fund...............
Total Return Fund................
Value Fund.......................
_______________________

*    The Funds changed their fiscal year end from August 31 to December 31.
+ The International Bond Fund and International Equity Fund commenced operations on September 13, 1995.

  For the year ended December 31, 1995, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:


                                                                                                                       Approximate
                                                 Printing and                                                          Total Amount
                                                   Mailing                                                              Spent By
                                      Sales      Prospectuses      Compensation   Compensation                             NYLIFE
                                     Material    to Other Than         to             to                     Sales      Distributors
                                        and         Current        Distribution     Sales                Distribution   With Respect
                                    Advertising  Shareholders      Personnel      Personnel    Other        Costs       to Each Fund
                                    -----------  ------------      ----------     ---------    -----     ------------   ------------



California Tax Free Fund..........  $             $                $              $            $         $               $
Capital Appreciation Fund.........
Convertible Fund..................
Equity Index Fund.................
Government Fund...................
High Yield Corporate Bond Fund....
International Bond Fund...........
International Equity Fund.........
New York Tax Free Fund............
Tax Free Bond Fund................
Total Return Fund.................
Value Fund........................

  For the year ended December 31, 1995, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class B shares of each Fund:


                                                                                                                       Approximate
                                                 Printing and                                                          Total Amount
                                                   Mailing                                                              Spent By
                                      Sales      Prospectuses      Compensation   Compensation                             NYLIFE
                                     Material    to Other Than         to             to                     Sales      Distributors
                                        and         Current        Distribution     Sales                Distribution   With Respect
                                    Advertising  Shareholders      Personnel      Personnel    Other        Costs       to Each Fund
                                    -----------  ------------      ----------     ---------    -----     ------------   ------------


California Tax Free Fund..........   $           $                 $              $            $          $              $
Capital Appreciation Fund.........
Convertible Fund..................
Equity Index Fund.................
Government Fund...................
High Yield Corporate Bond Fund....
International Bond Fund...........
International Equity Fund.........
New York Tax Free Fund............
Tax Free Bond Fund................
Total Return Fund.................
Value Fund........................

Other Services

     Pursuant to an Accounting Agreement with the Trust, dated January 1, 1994, NYLIFE Distributors performs certain bookkeeping and pricing services for the Funds that were previously provided by NYLIFE Securities. Each Fund will bear an allocable portion of the cost of providing these services to the Trust.

     In addition, each Fund reimbursed NYLIFE Securities and NYLIFE Distributors for the cost of certain correspondence to shareholders and establishing shareholder accounts.


     For year ended December 31, 1995, the period September 1, 1994 through December 31, 1994 and the fiscal year ended August 31, 1994, the amount of recordkeeping fee paid by each Fund was as follows:*


                                                  September 1,
                                 Year Ended       1994 through      Year Ended
                                 December 31,     December 31,      August 31,
                                   1995      **      1994     **       1994
                                 ------------     -----------       ----------

California Tax Free Fund.......  $                $                 $
Capital Appreciation Fund......
Convertible Fund...............
Equity Index Fund..............
Government Fund................
High Yield Corporate Bond Fund.
International Bond Fund+.......
International Equity Fund+.....
Money Market Fund..............
New York Tax Free Fund.........
Tax Free Bond Fund.............
Total Return Fund..............
Value Fund.....................

________________
* For the fiscal year ended August 31, 1993, the Funds paid the accounting fees shown to NYLIFE Securities. NYLIFE Securities also received accounting fees from the Funds during the period from September 1, 1993 through December 31, 1993. Since January 1, 1994, the accounting fees charged to the Funds have been paid to NYLIFE Distributors.

**   The Funds changed their fiscal year end from August 31 to December 31.

+ The International Bond Fund and International Equity Fund commenced operations on September 13, 1995.


Expenses Borne by the Trust


     Except for the expenses to be paid by the Advisers and the Administrator as described in the Prospectus, the Trust, on behalf of each Fund, is responsible under its Administration Agreement for the payment of expenses related to each Fund's operations, including (i) the fees payable to the Advisers and the Administrator, (ii) the fees and expenses of Trustees who are not affiliated with the Advisers or the Administrator, (iii) certain fees and expenses of the Trust's Custodian and Transfer Agent, including the cost of pricing a Fund's shares, (iv) the charges and expenses of the Trust's legal counsel and independent accountants, (v) brokers' commissions and any issue or transfer taxes chargeable to the Trust, on behalf of a Fund, in connection with its securities transactions, (vi) the fees of any trade association of which a Fund or the Trust is a member, (vii) the cost of share certificates representing shares of a Fund, (viii) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (ix) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders, (x) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business, (xi) any expenses assumed by the Fund pursuant to its plan of distribution, and (xii) all taxes and business fees payable by a Fund to federal, state or other governmental agencies. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., Municipal Bonds and other debt securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     Regarding the California Tax Free Fund and New York Tax Free Fund, newly issued securities normally are purchased directly from the issuer or from an underwriter acting as principal. Other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained; those dealers may be acting as either agents or principals. The purchase price paid by a Fund to underwriters of newly issued securities usually included a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally are executed at a price between the bid and asked prices.

     The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisers attempt to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of each Fund and their other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions. Consistent with the foregoing primary considerations, the Rules of Fair Practice of the NASD and such other policies as the Trustees may determine, the Advisers may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

     NYLIFE Securities (the "Affiliated Broker") may act as broker for the Trust. In order for the Affiliated Broker to effect any portfolio transactions for the Trust, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trust will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.


     Under each Investment Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), MacKay-Shields or Monitor may cause a Fund to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to MacKay-Shields or Monitor an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if MacKay-Shields or Monitor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or MacKay-Shields' or Monitor's overall responsibilities to the Trust or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.


     Although commissions paid on every transaction will, in the judgment of MacKay-Shields or Monitor, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Trust and MacKay-Shields' or Monitor's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.


     Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to MacKay-Shields or Monitor for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Trust, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to MacKay-Shields or Monitor. Research provided by brokers is used for the benefit of all of MacKay-Shields' or Monitor clients and not solely or necessarily for the benefit of the Trust. MacKay-Shields' or Monitor's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by MacKay-Shields or Monitor as a consideration in the selection of brokers to execute portfolio transactions.


     In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of MacKay-Shields or Monitor. Investment decisions for a Fund and for MacKay-Shields' or Monitor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce better executions for the Funds.


     The investment advisory fee that the Trust pays on behalf of each Fund to MacKay-Shields or Monitor will not be reduced as a consequence of MacKay-Shields' or Monitor's receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to MacKay-Shields or Monitor in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to MacKay-Shields or Monitor in carrying out their obligations to the Funds.

     For the fiscal year ended December 31, 1995, the period September 1, 1994 through December 31, 1994* and the fiscal year ended August 31, 1994, each of the following Funds paid brokerage commissions as follows:


                                                  Total Brokerage                                    Total Brokerage Commissions
                                                 Commissions Paid                                    Paid to Affiliated Persons
                                                 ----------------                                    --------------------------
                              Year Ended    September 1, 1994                     Year Ended  September 1, 1994
                             December 31,        through            Year ended   December 31,     through           Year ended
                               1995         December 31, 1994        8/31/94        1995      December 31, 1994       8/31/94
                             ------------   -----------------       ----------  ------------  -----------------     -----------
Capital Appreciation Fund..                    $    126,845         $  392,614                  $   ---            $  892(0%)(1)

Convertible Fund...........                         151,524            254,853                      ---                 ---

Equity Index Fund..........                           2,364             13,056                      ---                 ---
Government Fund............                          27,123             36,978                      ---                 ---
High Yield Corporate Bond
 Fund......................                         333,548            715,132                      ---                 ---

International Equity Fund+.                          54,215              ---                        ---                 ---
Total Return Fund..........                         102,550            344,877                      ---             1,062(0%)(1)

Value Fund.................                         246,712            792,790                   1,540(1%)(1)       1,236(0%)(1)

                                                                                                           Total Brokerage
                                                                                                           Commissions Paid
                                                         Total Amount of Transactions                      to Brokers that
                                                         Where Commissions Paid                            Provided Research
                               --------------------------------------------------------------              -----------------
                                  Year Ended       September 1, 1994                                          Year Ended
                                December 31,          through                Year ended                       December 31,
                                  1995             December 31, 1994           8/31/94                            1995
                               --------------      -----------------       -------------                   -----------------
Capital Appreciation Fund..                       $71,345,660(0.0%)(2)     $ 250,574,560(0.4%)(2)      $
Convertible Fund...........                        81,374,040(0.0%)(2)       129,691,980(0.0%)(2)
Equity Index Fund..........                         1,660,008                  9,997,541
Government Fund............                       291,468,420(0.0%)(2)       569,582,010(0.0%)(2)
High Yield Corporate Bond
 Fund......................                       375,961,540(0.0%)(2)     1,066,188,210(0.0%)(2)
International Equity Fund+.                        12,781,223                        ---
Total Return Fund..........                       153,671,710(0.0%)(2)       426,700,610(0.2%)(2)
Value Fund.................                       141,666,160(0.1%)(2)       402,906,740(0.3%)(2)

_________________________
*    The Funds changed their fiscal year end from August 31 to December 31.
(1)  Percent of total commissions paid.
(2) Percent of total transactions involving the payment of commissions effected through affiliated persons.
+    The International Equity Fund commenced operations on September 13, 1994.


     The International Bond Fund, California Tax Free Fund, New York Tax Free Fund, Tax Free Bond Fund and Money Market Fund paid no brokerage commissions during year ended December 31, 1995, the period from September 1, 1994 through December 31, 1994, and the fiscal year ended August 31, 1994.


     As of December 31, 1995, the following Funds held securities of issuers with whose broker-dealer subsidiaries or affiliates the Funds regularly conduct business: the Capital Appreciation Fund held common stock in __________________ valued at $_________, common stock in ___________________ valued at $_________, common stock in __________________ valued at $_________, commercial paper of _________________ valued at $_________ and $_________, commercial paper of
_______________ valued at $__________, commercial paper of ________________
valued at $__________ and commercial paper of _________________ valued at $__________; the Value Fund held commercial paper of ____________________ valued at $__________; the Total Return Fund held common stock in ____________________ valued at $_________, common stock in ___________________ valued at $_________, common stock in _________________ valued at $_________, commercial paper of __________________ valued at $_________ and $_________, commercial paper of
___________________ valued at $_________ and commercial paper of
_________________ valued at $_________ and $_________; the Convertible Fund held commercial paper of _____________________ valued at $_________ and commercial paper of _________________ valued at $_________; the High Yield Corporate Bond Fund held common stock in _______________ valued at $______; and the Money Market Fund held commercial paper of ___________________ valued at $_________ and $_________, commercial paper of ____________________ valued at $_________,

$_________ and $_________ and commercial paper of __________________ valued at
$_________.

     Investors may, subject to the approval of the Trust, NYLIFE Distributors and the Adviser to the particular Fund, purchase shares of a Fund with liquid securities that are eligible for purchase by that Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Adviser intends to retain the security in the Fund as an investment. The Trust reserves the right to amend or terminate this practice at any time.

                               PORTFOLIO TURNOVER

California Tax Free Fund and
New York Tax Free Fund


     The California Tax Free Fund and New York Tax Free Fund may purchase or sell securities without regard to the length of time the security has been held to take advantage of short-term differentials in bond yields consistent with its objective of seeking interest income while conserving capital. While short-term trading increases portfolio turnover, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities. The California Tax Free Fund and New York Tax Free Fund may purchase or sell securities without regard to the length of time the security has been held, and the frequency of portfolio transactions (the turnover rate) will vary from year to year depending on market conditions. Each Fund anticipates that its portfolio turnover rate will generally not exceed 100% per year. For year ended December 31, 1995, the period September 1, 1994 through December 31, 1994 and the year ended August 31, 1994, the portfolio turnover rates were _____%, 24% and 96%, respectively, for the California Tax Free Fund and ____%, 39% and 169%, respectively, for the New York Tax Free Fund.

                                NET ASSET VALUE

     The net asset value per share of each Fund (other than the Money Market
Fund) is determined by the Trust daily as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each day when the New York Stock Exchange is open for trading. The net asset value per share of the Money Market Fund is also determined at noon on such days.

     Portfolio securities of the Money Market Fund are valued at their amortized cost, which does not take into account unrealized securities gains or losses. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of the Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Money Market Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

     Portfolio securities of each other Fund are valued (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that Exchange on the day as of which assets are valued or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising other common and preferred stocks as nearly as possible in the manner described in clause (a) if traded on any other exchange, including the National Association of Securities Dealers National Market System and foreign securities exchanges, (c) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system,
(d) by appraising over-the-counter common and preferred stocks not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S over-the-counter market at prices supplied by a pricing agent selected by MacKay-Shields or Monitor if those prices are deemed by MacKay-Shields or Monitor to be representative of market values at the first close of business of the New York Stock Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by MacKay-Shields or Monitor, which prices reflect broker-dealer-supplied valuations and electronic data processing techniques if those prices are deemed by MacKay-Shields or Monitor to be representative of market values at the close of business of the New York Stock Exchange, (f) by appraising options and futures contracts at the last sale price on the market where any such option or futures contract is principally traded and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities listed or traded on certain foreign exchanges whose operations are similar to the

U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by MacKay-Shields or Monitor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotation is available, at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. Money market instruments held by the Funds with a remaining maturity of 60 days or less will be valued by the amortized cost method unless such method does not represent fair value. Metals investments including, but not limited to gold and silver bullion, and forward foreign currency exchange contracts held by the Funds are valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

     Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees. The Trust recognizes dividend income and other distributions on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the Trust is informed after the ex-dividend date.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock
                                  ---
Exchange is open for trading). In addition, European or Far Eastern securities trading generally in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds' net asset values are not calculated. Such calculation of net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation.

     Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Funds' calculation of net asset values unless MacKay-Shields or Monitor deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

     Because the Guarantee regarding the Equity Index Fund is payable to shareholders directly (and not payable to the Equity Index Fund), and because it represents only a contingent liability rather than an agreement to pay a definite amount on the Guarantee Date, the Trustees believe that the Guarantee should have no impact in determining the Equity Index Fund's net asset value.

     The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds will be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

     To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the net asset value of such fund(s) or class(es) will be calculated as of December 31.

                         SHAREHOLDER INVESTMENT ACCOUNT

     A Shareholder Investment Account is established for each investor in the Funds, under which a record of the shares of each Fund held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. There is no charge to the investor for issuance of a certificate. Whenever a transaction takes place in a Fund (other than the Money Market Fund), the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account. In addition, shareholders will be sent a monthly statement for each month in which a transaction occurs.

                          SHAREHOLDER SERVICING AGENT

     The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing shareholder servicing and recordkeeping functions. Changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations of those provisions, could prevent a bank from continuing to perform all or a part of such services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                      PURCHASES, REDEMPTION AND REPURCHASE

Letter of Intent ("LOI")


     The LOI is a non-binding obligation on the Qualified Purchaser to purchase the full amount indicated, however, on the initial purchase, if required (or, on subsequent purchases if necessary), 5% of the dollar amount specified in the LOI will be held in escrow by the Transfer Agent in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Distributor an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference.

Suspension of Redemptions and Repurchases

     The Trust may suspend the right of redemption or repurchase of shares of any Fund and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Trust; or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares.

                        TAX-SHELTERED RETIREMENT PLANS

Cash or Deferred Profit Sharing Plans Under Section 401(k) for Corporations and Self-Employed Individuals


     Shares of a Fund, except the Tax Free Bond Fund, California Tax Free
Fund and New York Tax Free Fund, may also be purchased as an investment under a specimen cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. All Funds, except the Tax Free Bond Fund, California Tax Free Fund and New York Tax Free Fund, may be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. NYLIFE Distributors does not sponsor or administer such qualified plans at this time.

Individual Retirement Account ("IRA")


     Shares of a Fund, except the Tax Free Bond Fund, California Tax Free Fund and New York Tax Free Fund, may also be purchased as an underlying investment for an Individual Retirement Account made available by NYLIFE Distributors.

     An individual may contribute as much as $2,000 of his or her earned income each year to an IRA, or an aggregate of $2,250 to IRAs for the person and the person's spouse if the spouse is treated as having no compensation income. Contributions may be made to a spousal IRA even if the spouse has earnings for that year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

     An individual who has not attained age 70-1/2 may make an IRA contribution which is deductible for federal income tax purposes only if (i) neither the individual nor his or her spouse (unless filing separate returns and living apart at all times during the taxable year) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($40,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $40,000 and $50,000; $25,000 for a single individual, with a phase-out for adjusted gross income between $25,000 and $35,000). However, an individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year. The deductibility of IRA contributions under state law varies from state to state.

     Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional excise tax. There are also special rules governing when IRA distributions must begin and the minimum amount of such distributions; failure to comply with these rules can result in the imposition of an excise tax.

     All income and capital gains deriving from IRA investments in the Fund are reinvested and compound tax-deferred until distributed from the IRA. The combination of annual contributions which may be deductible and tax-deferred compounding can lead to substantial retirement savings.

403(b)(7) Tax Sheltered Account


     Shares of a Fund, except the Tax Free Bond Fund, California Tax Free
Fund and New York Tax Free Fund, may also be purchased as the underlying investment for tax sheltered custodial accounts made available by NYLIFE Distributors. In general, employees of tax-exempt organizations described in
Section 501(c)(3) of the Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.


     The custodial agreements and forms provided by the Fund's Custodian and Transfer Agent designate State Street Bank and Trust Company as custodian for Individual Retirement Accounts and 403(b) plans (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by State Street Bank and Trust Company, tax consequences and redemption information, see the specific documents for that plan.

General Information


     Shares of a Fund, except the Tax Free Bond Fund, California Tax Free
Fund and New York Tax Free Fund, may also be a permitted investment under profit sharing, pension, and other retirement plans, IRAs, and tax-deferred annuities other than those offered by the Fund depending on the provisions of the relevant plan. Third-party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

     The federal tax laws applicable to retirement plans, IRAs and 403(b) plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax adviser before establishing any of the tax-deferred retirement plans described above.

                     CALCULATION OF PERFORMANCE QUOTATIONS

     From time to time, quotations of the Money Market Fund's "yield" and "effective yield" may be included in advertisements or communications to shareholders. These performance figures are calculated in the following manner:


          A.  Yield -- the net annualized yield based on a specified seven-
              -----
     calendar day period calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent. The yield of the Class A and Class B shares of the Money Market Fund for the seven-day period ended December 31, 1995 was ____% and ____%, respectively.


          B.  Effective Yield -- the net annualized yield for a specified seven-
              ---------------
     calendar day period assuming a reinvestment of dividends (compounding). Effective yield is calculated by the same method as yield except the yield figure is compounded by adding one, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula: Effective Yield = [(Base Period Return + 1) /365/7/] -
     1. The effective yield of the Class A and Class B shares of the Money Market Fund for the seven-day period ended December 31, 1995 was ____% and ____%, respectively.


          The yield and effective yield of the Money Market Fund reflect the reduction of certain fees otherwise payable and voluntary expense limitations. Had there been no reduction of fees or expense limitations, the yield and effective yield of the Money Market Fund would have been ____% and ____%, respectively, for Class A shares and ____% and ____%, respectively, for Class B shares for the seven-day period ended December 31, 1995.

     As described above, yield and effective yield are based on historical earnings and are not intended to indicate future performance. Yield and effective yield will vary based on changes in market conditions and the level of expenses.


     The average annual total return of each Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period. This calculation assumes a complete redemption of the investment and the deduction of the maximum contingent deferred sales charge at the end of the period in the case of Class B shares. In the case of Class A shares, the calculation assumes the maximum sales charge is deducted from the initial $1,000 purchase order. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The performance information shown below for the period ended December 31, 1995 provides performance figures for both Class A and Class B shares of the Funds, except in the case of the Equity Index Fund which offers only one class of shares, Class A shares.


     In considering any average annual total return quotation, investors should remember that the maximum initial sales charge reflected in each quotation for Class A shares is a one-time fee which will have its greatest impact during the early stages of an investor's investment in the Fund. The actual performance of your investment will be affected less by this charge the longer you retain your investment in the Fund.


     Quotations of each Fund's average annual total return will be calculated according to the following SEC formula:

     P(1+T)/n /=  ERV

where:

     P =  a hypothetical initial payment of $1,000
     T =  average annual total return
     n =  number of years

    ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year periods at the end of the 1, 5, or 10-year periods (or fractional portion thereof)


     As discussed in the Prospectus, each Fund may quote total rates of return in addition to its average annual total return. Such quotations are computed in the same manner as the average annual compounded rate, except that such quotations will be based on a Fund's actual return for a specified period as opposed to its average return over 1, 5, and 10-year periods. In considering any total rate of return quotation, investors should remember that the maximum initial sales charge reflected in each quotation for Class A shares is a one-time fee which will have its greatest impact during the early stages of an investor's investment in the Fund. The actual performance of your investment will be affected less by this charge the longer you retain your investment in the Fund.


     The average annual total returns of the Class A shares of the following Funds for the one-year and, as applicable, five-year periods ended December 31, 1995 and the period from inception to December 31, 1995 were as follows:*


                                               Five      Average
                                     Year      Years      Annual
                                    Ended      Ended      Total      Inception
        Fund                       12/31/95   12/31/95   Return(a)     Date
        ----                       --------   --------   --------    ---------
California Tax Free Fund.........                                    10/01/91
Capital Appreciation Fund........                                     5/01/86
Convertible Fund.................                                     5/01/86
Equity Index Fund................                                    12/20/90
Government Fund..................                                     5/01/86
High Yield Corporate
 Bond Fund.......................                                     5/01/86
International Bond Fund..........                                     9/13/94
International Equity Fund........                                     9/13/94
New York Tax Free Fund...........                                    10/01/91
Tax Free Bond Fund...............                                     5/01/86
Total Return Fund................                                    12/29/87
Value Fund.......................                                     5/01/86
-----------------

*    Assumes the deduction of the maximum applicable initial sales charge.

(a)  From inception to 12/31/95.

     The average annual total returns of the Class B shares of the following Funds for the one-year and, as applicable, five-year periods ended December 31, 1995, were as follows:


                                                Five      Average
                                     Year      Years      Annual
                                    Ended      Ended      Total     Inception
        Fund                       12/31/95   12/31/95   Return(a)     Date
        ----                       --------   --------   --------   ---------
California Tax Free Fund.........                                    10/01/91
Capital Appreciation Fund........                                     5/01/86
Convertible Fund.................                                     5/01/86
Government Fund..................                                     5/01/86
High Yield Corporate
 Bond Fund.......................                                     5/01/86
International Bond Fund..........                                     9/13/94
International Equity Fund........                                     9/13/94
New York Tax Free Fund...........                                    10/01/91
Tax Free Bond Fund...............                                     5/01/86
Total Return Fund................                                    12/29/87
Value Fund.......................                                     5/01/86

-----------------

*    Assumes the deduction of the maximum applicable initial sales charge.

(a)  From inception to 12/31/95.


     The average annual total return of the following Funds without deducting the applicable initial sales charge is as follows:


                                               Five      Average
                                     Year      Years      Annual
                                    Ended      Ended      Total     Inception
        Fund                       12/31/95   12/31/95   Return(a)     Date
        ----                       --------   --------   --------   ---------
California Tax Free Fund........                                     10/01/91
Capital Appreciation Fund.......                                      5/01/86
Convertible Fund................                                      5/01/86
Equity Index Fund...............                                     12/20/90
Government Fund.................                                      5/01/86
High Yield Corporate
 Bond Fund......................                                      5/01/86
International Bond Fund.........                                      9/13/94
International Equity Fund.......                                      9/13/94
New York Tax Free Fund..........                                     10/01/91
Tax Free Bond Fund..............                                      5/01/86
Total Return Fund...............                                     12/29/87
Value Fund......................                                      5/01/86

-----------------

(a)  From inception to 12/31/95.


     The average annual total return of the following Funds without deducting the applicable contingent deferred sales charge is as follows:


                                               Five      Average
                                    Year       Years      Annual
                                    Ended      Ended      Total      Inception
        Fund                       12/31/95   12/31/95   Return(a)     Date
        ----                       --------   --------   --------    ---------
California Tax Free Fund.........                                    10/01/91
Capital Appreciation Fund........                                     5/01/86
Convertible Fund.................                                     5/01/86
Government Fund..................                                     5/01/86
High Yield Corporate
 Bond Fund.......................                                     5/01/86
International Bond Fund..........                                     9/13/94
International Equity Fund........                                     9/13/94
New York Tax Free Fund...........                                    10/01/91
Tax Free Bond Fund...............                                     5/01/86
Total Return Fund................                                    12/29/87
Value Fund.......................                                     5/01/86

-----------------

(a)  From inception to 12/31/95.


     The performance data quoted represents historical performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     The yield of each Fund, except the Money Market Fund, is computed by dividing its net investment income (determined in accordance with the following SEC formula) earned during a recent 30-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semiannual) basis and then they are annualized. Yield will be calculated using the following SEC formula:


     Yield = 2[(a-b +1)/6/ -1]
                ---
                cd

where:

     a =  interest earned during the period
     b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
     d =  the maximum offering price per share on the last day of the period


     This yield figure does not reflect the deduction of any contingent deferred sales charges which are imposed upon certain redemptions at the rates set forth under "Redemptions and Repurchases" in the Prospectus.

     For the 30-day period ended December 31, 1995, the yield of each of the following Funds was:


                                               30-Day
                                            Period Ended
                                             December 31,
                                                1995
                                            -------------

          Fund                         Class A   Class B
          ----                         -------   -------
California Tax Free Fund.........       ____%     ____%

Government Fund..................       ____%     ____%

High Yield Corporate Bond Fund...       ____%     ____%

International Bond Fund..........       ____%     ____%

New York Tax Free Fund...........       ____%     ____%

Tax Free Bond Fund...............       ____%     ____%

     The Tax Free Bond Fund may publish its tax equivalent yield in advertisements and communications to shareholders. The tax equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a Fund shareholder.


     For the 30-day period ended December 31, 1995, the Federal income tax equivalent yield for the Tax Free Bond Fund was as shown in the following table.


                            To Equal a 5.50% Tax
            If              Free Return, a Taxable
       Your Federal         Investment Would Have to
       Marginal Tax         Earn Without Fee Reduction
         Rate is:              or Expense Limit
       ------------         ---------------------------
          15.00%                     ____%

          28.00%                     ____%

          31.00%                     ____%

          36.00%                     ____%

          39.60%                     ____%

     The current dividend rate of each Fund for a particular period is calculated by annualizing total distributions per share from net investment income (including equalization credits, excluding realized short-term capital gains and premiums from writing options) during this period and dividing this amount by the maximum offering price per share on the last day of the period. The current dividend rate does not reflect all components of a Fund's performance including (i) realized and unrealized capital gains and losses, which are reflected in calculations of a Fund's total return, or (ii) the amortized discount and premium on debt obligations in income using the current market value of the obligations, as is currently required for yield calculations. In addition, the current dividend rate does not take into account the imposition of any contingent deferred sales charge on the redemption of Fund shares.

     In addition, advertising for a Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for a Fund may refer to or discuss current or past business, political, economic or financial conditions, including events as they relate to those conditions, such as any U.S. monetary or fiscal policies and the current rate of inflation. In addition, from time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement and may refer to the approximate number of then-current Fund shareholders, shareholder accounts and Fund assets.

     From time to time, advertising and sales literature for a Fund may discuss the investment philosophy, personnel and assets under management of the Fund's investment adviser, and other pertinent facts relating to the management of the Fund by the adviser.

     From time to time any of the Funds may publish an indication of its past performance as measured by independent sources such as Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Spot Market Prices, Barron's, BusinessWeek, Changing Times,
                                       --------  ------------  --------------
Financial World, Forbes, Money, Morningstar, Personal Investor, Sylvia Porter's
---------------  ------  -----  -----------  -----------------  ---------------
Personal Finance, and The Wall Street Journal.
----------------      -----------------------


     In addition, performance information for a Fund may be compared, in advertisements, sales literature, and reports to shareholders, to: (i) unmanaged indexes, such as the Standard & Poor's 500 Stock Index, the Salomon Brothers Broad Investment Grade Bond Index, the Morgan Stanley Capital International indexes; the Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, the Merrill Lynch 1 to 3 Year Treasury

Index, the Salomon Brothers World Government Benchmark Bond Index, the Salomon Brothers non-U.S. Dollar World Government Bond Index, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Government Corporate Index; (ii) other groups of mutual funds tracked by Morningstar Inc. or Lipper Analytical Services, widely used independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) and other measures of the performance of the economy to assess the real rate of return from an investment in the Funds. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.


     From time to time, advertisements for the Funds may include general information about the services and products offered by the Funds, MainStay Institutional Funds Inc. and New York Life Insurance Company and its subsidiaries. For example, such advertisements may include statistical information about those entities including, but not limited to, the number of current shareholder accounts, the amount of assets under management, sales information, the distribution channels through which the entities' products are available, marketing efforts and statements about this information by the entities' officers, directors and employees.

                                   TAX STATUS

Taxation of the Funds

     Each Fund intends to be treated as a regulated investment company under Subchapter M of the Code. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

     As a regulated investment company required under Subchapter M of the Code to distribute at least 90% of its taxable net investment income and net short-term capital gain in excess of net long-term capital losses (and at least 90% of net tax-exempt interest income), each Fund generally will not be subject to federal income or excise tax on any of its net investment income or net realized capital gains which are timely distributed to shareholders. Provided that each Fund qualifies as a regulated investment company, it generally will not be subject to any excise or income taxes in Massachusetts. A Fund's investments, if any, in REMIC residual interests (as explained previously in this Statement of Additional Information) or in Passive Foreign Investment Companies, as explained below, may cause the Fund to become liable for certain taxes. Investors that are tax-exempt organizations should carefully consider whether distributions of a Fund's earnings will be subject to tax in their hands.


     Each Fund, other than the Equity Index Fund, which offers only one class of shares, has received a ruling from the Internal Revenue Service ("IRS") to the effect that differing distributions between the classes of its shares will not result in a Fund's dividends and other distributions being regarded as "preferential dividends" under the Code. Generally, a preferential dividend is a dividend which a Fund cannot treat as having been distributed for purposes of
(i) determining whether the Fund qualifies as a regulated investment company ("RIC") for federal tax purposes, and (ii) determining the Fund's tax liability.


     In addition, were the IRS not to rule favorably, each Fund might make additional distributions (which could carry interest and interest-related charges to the Fund) if doing so would assist the Funds in complying with their general practice of distributing sufficient income to reduce or eliminate U.S. federal taxes.

Character of Distributions to Shareholders


     Assuming a Fund qualifies as a RIC, distributions of taxable net investment income and net short-term capital gains in excess of net long-term capital losses will be treated as ordinary income in the hands of shareholders. If a Fund's investment income is derived exclusively from interest rather than dividends, no portion of such distributions will be eligible for the dividends-received deduction available to corporations. If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Code and is eliminated if such shares are deemed to have been held for less than 46 days. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income. Finally, if such dividends are large enough to constitute "extraordinary dividends" under Section 1059 of the Code, the shareholder's basis in its shares could be reduced by all or a portion of the amount of the dividends that qualifies for the dividends-received deduction.


     Subchapter M permits the character of tax-exempt interest distributed by a regulated investment company to "flow through" as tax-exempt interest to its shareholders, provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt under Section 103(a) of the Code. The Tax Free Bond Fund intends to satisfy the 50% requirement in order to permit its distributions of tax-exempt interest to be treated as such in the hands of its shareholders.

     Distributions to shareholders of tax-exempt interest earned by such Fund for the taxable year, and designated by the Fund as exempt-interest dividends, are not subject to regular federal income tax, although some such distributions may be subject to alternative minimum taxes as described below. Exempt-interest dividends must be taken into account by individual shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits.
None of the income distributions of such Fund will be eligible for the deduction for dividends received by corporations.

     Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, if such distributions are designated as capital gain dividends, regardless of the length of time the shares of a Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of net long-term capital gains during such six-month period. A loss realized upon a redemption of shares of a Fund within 30 days before or after a purchase of shares of the same Fund (whether by reinvestment of distributions or otherwise) may be disallowed in whole or in part.

     If any net long-term capital gains in excess of net short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by a Fund, the Fund will elect to treat such capital gains as having been distributed to shareholders. As a result, such amounts will be taxable as long-term capital gains in the hands of the shareholders. Shareholders will be able to claim their proportionate share of the federal income taxes paid by a Fund on such gains as a credit against their own federal income tax liabilities and will be entitled to increase the adjusted tax basis of the relevant Fund shares by the difference between their pro-rata share of such gains and their tax credit.

     Distributions derived from interest on certain private activity bonds which is exempt from regular federal income tax are treated as a tax preference item and may subject individual or corporate shareholders to liability (or increased liability) under the alternative minimum tax. In addition, because a portion of the difference between adjusted current earnings, as defined in the Code, and alternative minimum taxable income is an addition to the alternative minimum tax base, all distributions derived from interest which is exempt from regular federal income tax are included in adjusted current earnings and may subject corporate shareholders to or increase their liability under the alternative minimum tax.

     Except for distributions by the Money Market Fund, distributions by a Fund result in a reduction in the net asset value of a Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder (only to the extent it is derived from other than tax-exempt interest in the case of the Tax Free Bond Fund) as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless be taxable to them.

     Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of such share on the reinvestment date.

Tax Rules Applicable to Certain Shareholders

     Any capital loss realized upon the redemption of shares within six months from the date of purchase of such shares will be disallowed to the extent of any exempt-interest dividend received during such six-month period, although the period may be reduced under Treasury regulations to be prescribed. Interest on indebtedness incurred by shareholders to purchase or carry shares of the Tax Free Bond Fund will not be deductible for federal income tax purposes. In addition, under rules used by the Internal Revenue Service ("IRS") for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Discount


     Certain of the bonds purchased by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Original issue discount, although no cash is actually received by a Fund until the maturity of the bond, is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest.

     In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount, generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

Users of Bond-Financed Facilities

     Section 147(a) of the Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed thereby. No investigation as to the users of the facilities financed by bonds in the Tax Free Bond Fund's portfolio has been made by that Fund.

Excise Tax

     The Funds are potentially subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula generally requires payment to shareholders during a calendar year of distributions representing at least 98% of each Fund's ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year. The Funds have adjusted their distribution policies to minimize any adverse impact from this tax or eliminate its application.

Taxation of Options and Futures

     Many of the options, futures contracts and forward contracts entered into by a Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked to market" at the times required pursuant to the Code with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.


     Gains from hedging transactions generally are taxable. Distributions of such gains generally will be taxable to shareholders. Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

     The 30% limit on gains from the disposition of certain assets held less than three months and the diversification requirements applicable to a Fund's status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts or forward contracts.


     Regarding the California Tax Free Fund and New York Tax Free Fund, gains from certain transactions, including, for example, transactions in options, futures, and other instruments, and from obligations the interest on which is not exempt from Federal income tax, will be taxable income to those Funds. In addition, gains from the sale or exchange of obligations the interest on which is exempt from Federal income tax, will be taxable income to those Funds. The requirements relating to those Funds' qualification as a regulated investment company and those Funds' investment policies may limit the extent to which each Fund will be able to engage in transactions in options and futures contracts.


     Regarding the International Bond Fund and International Equity Fund, rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

Passive Foreign Investment Companies

     Certain of the Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the fund level under the PFIC rules would generally be eliminated, but a Fund could, in limited circumstances, incur nondeductible interest charges. In addition, other elections may become available that would affect the tax treatment of PFIC shares held by the Fund. The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to Shareholders, and which will be taxed to Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not invest in PFIC shares.

Foreign Currency Gains and Losses


     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures and forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders. Regarding the International Bond Fund and International Equity Fund, if Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

Commodity Investments

     A regulated investment company is required under the Code to derive at least 90% of its gross income from certain qualifying sources and to have, at the close of each quarter of the taxable year, at least 50% of the market value of its assets represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of a Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). Qualifying income includes, inter alia,
                                                              ----------
interest, dividends, and gain from the sale of stock or securities, but it does not include gain from the sale of commodities such as gold and other precious metals.

Tax Reporting Requirements

     All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest. Dividends declared and payable to shareholders of record on a specified date in October, November or December, if any, will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements. Each shareholder should consult his or her own tax adviser to determine the tax status of a Fund distribution in his or her own state and locality.

     Under the federal income tax law, a Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares (other than shares of the Money Market Fund), except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, all such taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish a Fund with their taxpayer identification number and with required certifications regarding their status under the federal income tax law or if the IRS or a broker notifies a Fund that the number furnished by the shareholder is incorrect. In addition, both the Fund and the shareholder are potentially subject to a $50 penalty imposed by the IRS if a correct, certified taxpayer identification number is not furnished and used on required information returns. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

Foreign Taxes


     Investment income and gains received by a Fund from sources outside the United States may be subject to foreign taxes which were withheld at the source. Since the percentage of each Fund's total assets (with the exception of the International Bond and Equity Fund) which will be invested in foreign stocks and securities will not be more than 50%, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its shareholders. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which each Fund's assets will be invested and the extent of the assets invested in each such country and therefore cannot be determined in advance.



     The International Bond Fund and the International Equity Fund may qualify for and make the election permitted under Section 853 of the Code so that shareholders will be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The U.S. shareholders of a Fund may claim a foreign tax credit or deduction by reason of the Fund's election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code. Also, under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns, although any such shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in respect to the shareholder's pro rata share of foreign taxes paid by the Fund. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. The foreign tax credit generally may offset only up to 90% of the alternative minimum tax in any given year. Foreign taxes generally are not deductible in computing alternative minimum taxable income.


State and Local Taxes - General

     The state and local tax treatment of distributions received from a Fund and any special tax considerations associated with foreign investments of a Fund should be examined by shareholders with regard to their own tax situations.

     Shareholders of the Tax Free Bond Fund may be subject to state and local taxes on distributions from the Fund, including distributions which are exempt from federal income taxes. Some states exempt from the state personal income tax distributions from a Fund derived from interest on obligations issued by the U.S. Government or by such state or its municipalities or political subdivisions. Each investor should consult his or her own tax adviser to determine the tax status of distributions from the Funds in his or her own state and locality.

State and Local Taxes - California Tax Free Fund and New York Tax Free Fund

     Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers. The California and New York Tax Free Funds, the Adviser and its affiliates, and the California and New York Tax Free Funds' counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions. Due to the lack of adequate supply of certain types of tax-exempt obligations, and other reasons, various instruments are being marketed which are not "pure" state and local obligations, but which are thought to generate interest excludable from taxable income under Code section
103. While a Fund may invest in such instruments, it does not guarantee the tax-exempt status of the income earned thereon or from any other investment. Thus, for example, were a Fund to invest in an instrument thought to give rise to tax-exempt interest but such interest ultimately were determined to be taxable, the Fund might have invested more than 20% of its assets in taxable instruments.

     Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of a Fund since the acquisition of shares of the California Tax Free Fund or New York Tax Free Fund may result in adverse tax consequences to them. In addition, all shareholders of the California Tax Free Fund or New York Tax Free Fund should consult their tax advisers about the tax consequences to them of their investments in either Fund.

Explanation of Fund Distributions

     Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions, including, in the case of the Tax Free Bond Fund, a statement of the percentage of the prior calendar year's distributions which the Fund has designated as tax-exempt, the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the alternative minimum tax, and the source on a state-by-state basis of all distributions.

General Information

     The foregoing discussion generally relates to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on amounts constituting ordinary income to him or her.

     This discussion of the federal income tax treatment of each Fund and its shareholders is based on the federal income tax law in effect as of the date of this Statement of Additional Information.

Additional Information Regarding the Tax Free Bond Fund

     The Tax Free Bond Fund intends to invest a sufficient portion of its assets in state and municipal obligations so that it will qualify to pay "exempt-interest dividends" to shareholders. Except as noted below, such exempt-interest dividends distributed to shareholders are excludable from a shareholder's gross income for regular federal income tax purposes.

     Distributions of net long-term capital gains, if any, realized by the Fund from the sale of securities and designated by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gain. Distributions of any short-term capital gains and any taxable interest income will be taxable to shareholders as ordinary dividends.


     Although a significant portion of the distributions by the Fund generally is expected to be exempt from federal taxes, the Fund may under certain circumstances invest in obligations the interest from which is fully taxable, or, although exempt from the regular federal income tax, is subject to the alternative minimum tax. In addition, a sale of shares in the Fund (including a redemption of such shares and an exchange of shares between two mutual funds) will be a taxable event, and may result in a taxable gain or loss to a shareholder. Accordingly, it is possible that a significant portion of the distributions of the Fund will constitute taxable rather than tax-exempt income in the hands of a shareholder. Furthermore, investors should be aware that tax laws may change, and issuers may fail to follow applicable laws, causing a tax-exempt item to become taxable.

     Exempt-interest dividends from the Fund, ordinary dividends from the Fund, if any, capital gains distributions from the Fund and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes. However, the portion of a distribution of the Fund's tax-exempt income that is attributable to state and municipal securities issued within the shareholder's own state may not be subject, at least in some states, to state or local taxes.

     Deductions for interest expense incurred (or deemed to be incurred) to acquire or carry shares of the Fund may be subject to limitations that reduce or eliminate such deductions. Accordingly, prospective investors should consult their tax advisers about the availability of interest expense deductions when they hold shares of the Fund.

     A deductible "environmental tax" of 0.12% is imposed on a corporation's modified alternative minimum taxable income in excess of $2 million. The environmental tax will be imposed even if the corporation is not required to pay an alternative minimum tax because the corporation's regular income tax liability exceeds its minimum tax liability. To the extent that exempt-interest dividends paid by a Fund are included in alternative minimum taxable income, corporate shareholders may be subject to the environmental tax.


Additional Information Regarding the Equity Index Fund

     The Equity Index Fund will be required to report to the IRS all distributions paid by the Fund to shareholders (including distributions paid in additional shares), as well as gross proceeds from the redemption of Fund shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number;
(2) the IRS notifies the shareholder or Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. This will have the effect of reducing a shareholder's guaranteed amount. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

     Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. As a result of the Guarantee, distributions from the Fund may not be eligible for the dividends-received deduction available to corporations. Distributions of net capital gains, if any, designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Fund's shares have been held by a shareholder, and are not eligible for the dividends-received deduction. All distributions are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

     In addition, although not considered likely, it is possible that shareholders could be regarded for tax purposes as receiving a constructive distribution or distribution(s) (which could be taxable) from the Fund to the extent that the Guarantee is deemed to have value.

     Upon the disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. It is anticipated that capital gain or loss from the disposition of Shares will be eligible for treatment as long-term or short-term capital gain or loss depending upon the shareholder's actual holding period for the shares. Investors should be aware that, under recent IRS regulations, as a result of the Guarantee, a shareholder's holding period for Fund shares might be deemed not to commence until the Guarantee is paid or expires. In that event, the capital gain or loss on the disposition of Fund shares would be short-term capital gain or loss until such time as the shares have been held continuously by the shareholder for the requisite long-term holding period (currently more than one year for Federal income tax purposes) after the expiration or payment of the Guarantee. The holding period for shares received from reinvestment of dividends and distributions will commence no earlier than the reinvestment date but could be delayed as described previously in this paragraph as a result of the Guarantee. If reverse stock splits are done, a share may have a split holding period reflecting the fact that part of the share represents a reinvested dividend or distribution.

     Notwithstanding the foregoing, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date.

     Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a regulated investment company are exchanged within 90 days after the date they were purchased and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

Additional Information Regarding the California Tax Free Fund and New York Tax Free Fund

     The Funds intend to manage their portfolios so that they will be eligible to pay "exempt-interest dividends" to shareholders. A Fund will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular federal income tax under Code
Section 103. To the extent that a Fund's dividends distributed to shareholders are derived from such interest income and are designated as exempt-interest dividends by a Fund, they will be excludable from a shareholder's gross income for regular federal income tax purposes. Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of a portion of their social security benefits and certain railroad retirement benefits. Each Fund will inform shareholders annually as to the portion of the distributions from that Fund which constitute exempt-interest dividends. In addition, for corporate shareholders of the Funds, exempt-interest dividends may comprise part or all of an adjustment to alternative minimum taxable income. Tax-exempt interest on private activity bonds and exempt-interest dividends that are attributable to certain private activity bonds, while not subject to the regular federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax. The Funds may purchase private activity bonds, such as industrial development bonds, when other bonds are not available and when the yield differential between private activity bonds and other Municipal Bonds justifies their purchase.

     In computing alternative minimum tax liability of corporations, the entire amount of exempt-interest dividends received from the Fund will be part of an adjustment in computing alternative minimum taxable income.

     There could be retroactive revocation of the tax-exempt status of certain municipal obligations after their issuance. It is not possible to predict the precise impact of these provisions, but they may affect the value of the securities in a Fund's portfolio.

     Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development or private activity bonds may suffer adverse tax consequences from investing in the Fund, and, therefore, should consult their tax advisers before purchasing Fund shares. The term "substantial user" generally includes any "non-exempt person" who regularly uses in his or her trade or business a part of a facility financed by private activity bonds. Generally, an individual will not be a "related person" of a substantial user under the Code unless the person or his or her immediate family owns, directly or indirectly, in the aggregate more than a 50% equity interest in the substantial user.

     A Fund holding zero coupon bonds in its portfolio would recognize income currently in the amount of the unpaid, accrued interest and would have to distribute such income to shareholders from dividends and interest received from other portfolio securities and sales of portfolio securities or the proceeds of Fund shares sold, even though funds representing such income would not have been received by the Fund in the same period.

     A deductible "environmental tax" of 0.12% is imposed on a corporation's modified alternative minimum taxable income in excess of $2 million. The environmental tax will be imposed even if the corporation is not required to pay an alternative minimum tax because the corporation's regular income tax liability exceeds its minimum tax liability. To the extent that exempt-interest dividends paid by a Fund are included in alternative minimum taxable income, corporate shareholders may be subject to the environmental tax.

     To the extent that a Fund's dividends are derived from its investment company taxable income (which includes interest on its temporary taxable investments and the excess of net short-term capital gain over net long-term capital loss), they are considered ordinary (taxable) income for federal income tax purposes. Such dividends will not qualify for the dividends-received deduction for corporations. Distributions, if any, of net capital gains (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has owned shares of that Fund. Distributions of any short-term capital gains and any taxable interest income will be taxable to shareholders as ordinary dividends.

     The tax treatment of distributions from a Fund is the same whether the dividends are received in cash or in additional shares. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the fair market value of a share of that Fund on the reinvestment date.

     Upon redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Such gain or loss generally will be a capital gain or loss if the shares of a Fund were capital assets in the hands of the shareholder, and generally will be long- or short-term, depending on the length of time the shares of the Fund were held. A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Any loss, to the extent not disallowed, realized on a disposition of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Shareholders should be aware that redeeming shares of a Fund after tax-exempt interest has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gains may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

     Under certain circumstances, the sales charge incurred in acquiring shares of either Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

     Deductions for interest expense incurred to acquire or carry shares of either Fund may be subject to limitations that reduce, defer or eliminate such deductions. This includes limitations on deducting interest on indebtedness properly allocable to investment property (which may include shares of either
Fund). In addition, a shareholder may not deduct a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company (such as either Fund) paying exempt-interest dividends. Such disallowance would be in an amount which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends, excluding net capital gain dividends received by the shareholder. Under rules issued by the Internal Revenue Service for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     Certain of the debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount on a taxable debt security earned in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code. Original issue discount on an obligation the interest from which is exempt from federal income tax will constitute tax-exempt interest income.

     Some of the debt securities may be purchased by the Funds at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of certain debt securities having market discount will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semiannual compounding of interest.

     The Funds may, under certain circumstances, invest in obligations the interest from which is taxable. In addition, a sale of shares in a Fund (including a redemption of such shares and an exchange of shares between Funds) will be a taxable event, and may result in a taxable gain or loss to a shareholder.

     Up to 85% of an individual's Social Security benefits and certain railroad retirement benefits may be subject to federal income tax. Along with other factors, total tax-exempt income, including any exempt-interest dividends received from either Fund, is used to calculate the portion of Social Security benefits that is taxed.

     Deductions for interest expense incurred (or deemed to be incurred) to acquire or carry shares of either Fund may be subject to limitations that reduce or eliminate such deductions. Accordingly, prospective investors should consult their tax advisers about the availability of interest expense deductions when they hold shares of either Fund.

     Under California law, a mutual fund which qualifies as a regulated investment company must have at least 50% of its total assets in obligations exempt from California personal income tax at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from California personal income tax. Generally, shareholders who are California residents will not incur California personal income tax on the amount of exempt-interest dividends received by them from the California Tax Free Fund and derived from California state and local issues, whether taken in cash or reinvested in additional shares. However, other taxes, such as the franchise tax may apply. Shareholders will normally be subject to California personal income tax on dividends paid from interest income derived from taxable securities and from securities issued by states other than California and its subsidiaries and on distributions of capital gains.

     Deductions for interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund may be disallowed in whole or in part for California personal income tax purposes.

     Exempt-interest dividends paid by the New York Tax Free Fund from interest on qualifying New York bonds generally are exempt from New York State and New York City personal income taxes, but not corporate franchise taxes. Dividends and distributions of the Fund derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Deductions for interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund may be disallowed in whole or in part for New York State or New York City personal income tax purposes.

     Dividends from the California Tax Free Fund or New York Tax Free Fund (including exempt-interest dividends), capital gains distributions from a Fund, and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes. However, the portion of a distribution of a Fund's tax-exempt income that is attributable to state and municipal securities issued within the shareholder's own state generally will not be subject to state or local taxes. Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt interest income derived from obligations of issuers located in the state in which they reside when these distributions are received directly from these issuers, but are usually subject to such taxes on income derived from obligations of issuers located in other jurisdictions. Shareholders are urged to consult their tax advisers with specific reference to their own federal, state and local tax situations.

 Annual Statements

     Each shareholder of the California Tax Free Fund will be sent after the close of the calendar year an annual statement as to the federal income tax and California state personal income tax status of his or her dividends and distributions from the Fund for the prior calendar year. Any dividends attributable to interest on municipal obligations that are not California municipal securities will be taxable as ordinary dividends for California state personal income tax purposes even if such dividends are excluded from gross income for federal income tax purposes. These statements will also designate the amount of exempt-interest dividends that is a specific preference item for purposes of the federal individual and corporate alternative minimum taxes.
Each shareholder also will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the federal income tax status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any other state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded or exempt from federal income taxation or California state personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund.

     Each shareholder of the New York Tax Free Fund will be sent after the close of the calendar year an annual statement as to the federal income tax and New York State and New York City personal income tax status of his or her dividends and distributions from the Fund for the prior calendar year. These statements will also designate the amount of exempt-interest dividends that is a specified preference item for purposes of the federal individual and corporate alternative minimum taxes. Each shareholder also will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the federal income tax status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any other state and local taxes that may apply to these dividends and distributions. The dollar amounts of dividends excluded or exempt from federal income taxation or New York State and City personal income taxation and the dollar amount subject to federal income taxation or New York State and City personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund.

                        ORGANIZATION AND CAPITALIZATION

General


     The Funds are separate series of an open-end investment company, The MainStay Funds ("Trust"), established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated January 9, 1986, as amended. The Tax Free Bond Fund was originally formed as the MacKay-Shields MainStay Tax Free Bond Fund pursuant to a Declaration of Trust on January 9, 1986 and became a series of the Trust pursuant to a reorganization which occurred on May 29, 1987. The Total Return Fund commenced operations on December 29, 1987. The Equity Index Fund commenced operations on December 20, 1990. The California Tax Free Fund and New York Tax Free Fund commenced operations on October 1, 1991. The International Bond Fund and International Equity Fund commenced operations on September 13, 1994. The California Tax Free Fund, New York Tax Free Fund, International Bond Fund and Equity Index Fund are non-diversified funds.

     Costs incurred by the California Tax Free Fund and New York Tax Free
Fund in connection with the organization and initial registration and public offering of their shares in the amounts of $44,749 (California) and $43,769 (New
York) are being amortized over a 60-month period.

     Costs incurred by the Equity Index Fund in connection with the organization and initial registration and public offering of the Equity Index Fund's shares in the amount of $124,798 are being amortized over a 120 month period beginning December 20, 1990, which is the date of commencement of operations of the Fund.

     As of April 1, 1995, NYLIFE Securities owned beneficially and of record 10,000 shares of the Equity Index Fund having an aggregate value of $154,200, and representing 0.2% of the outstanding shares of the Equity Index Fund.


     NYLIFE Securities has purchased shares of each Fund comprising the Trust (except Total Return Fund and _____________) at an aggregate purchase price of $200,000 in order to provide the initial capital of the Trust. Should NYLIFE Securities redeem any of such shares during the five-year period beginning at the date of commencement of operations of the Trust, there will be deducted from such redemption proceeds payable to it an amount equal to the then-unamortized portion of the organization expenses, multiplied by the ratio that the redeemed shares bears to the number of the initial shares outstanding. Such amount could exceed the amount of the redemption proceeds.

Voting Rights

     Shares entitle their holders to one vote per share; however, separate votes will be taken by each Fund or class on matters affecting an individual Fund or a particular class of shares issued by a Fund. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

Shareholder and Trustee Liability

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                               OTHER INFORMATION

Independent Accountants

     Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York, 10036, has been selected as independent accountants of the Trust. The Annual Report of the Trust incorporated by reference in this Statement of Additional Information has been so incorporated in reliance on the report of Price Waterhouse, independent accountants, given on the authority of said firm as experts in auditing and accounting.

Legal Counsel

     Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

Share Ownership of the Funds

     The following table sets forth information concerning beneficial and record ownership, as of April 1, 1996, of the Funds' shares by each person who beneficially or of record owns more than five percent of the voting securities of any Fund:


                          Shares                           Percentage of
                      Name and Address                     Beneficially           Outstanding
Name of Fund           of Shareholder                        Owned (1)            Shares Owned
------------          ----------------                     ----------------      --------------

California            NYLIFE Distributors Inc.(2)          _______ (Class A)      _____% (Class A)
  Tax Free Fund       260 Cherry Hill Road                     __ (Class B)        ____% (Class B)
                      Parsippany, NJ 07054

New York Tax          NYLIFE Distributors Inc.(2)          _______ (Class A)      _____% (Class A)
  Free Fund           260 Cherry Hill Road                     __ (Class B)        ____% (Class B)
                      Parsippany, NJ 07054

International         NYLIFE Distributors Inc.(2)          _______ (Class A)      _____% (Class A)
  Bond Fund           260 Cherry Hill Road                     __ (Class B)        ____% (Class B)
                      Parsippany, NJ 07054

International         NYLIFE Distributors Inc.(2)          _______ (Class A)      _____% (Class A)
  Equity Fund         260 Cherry Hill Road                     __ (Class B)        ____% (Class B)
                      Parsippany, NJ 07054

----------------------

(1) This information, not being within the knowledge of the Trust, has been furnished by each of the above persons. Beneficial ownership is as defined under Section 13(d) of the Securities Exchange Act of 1934. Fractional Shares have been omitted.

(2) Mr. George Daoust, in connection with his position with NYLIFE Distributors, has the power to vote all of the shares shown in the above table owned by NYLIFE Distributors. Mr. Daoust disclaims beneficial ownership of such shares.

     NYLIFE Distributors Inc. is a corporation organized under the laws of Delaware. NYLIFE Distributors Inc. is a wholly owned subsidiary of NYLIFE Inc., and an indirect wholly owned subsidiary of New York Life Insurance Company.

Code of Ethics

     The Trust has adopted a Code of Ethics governing personal trading activities of all Trustees, officers of the Trust and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Trust or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Trust or an Investment Adviser unless such power is the result of their position with the Trust or Investment Adviser. Such persons are generally required to preclear all security transactions with the Trust's Compliance Officer or his designee and to report all transactions on a regular basis. The Trust has developed procedures for administration of the Code.

                              FINANCIAL STATEMENTS

     The financial statements of the Capital Appreciation Fund, California Tax Free Fund, New York Tax Free Fund, Value Fund, Convertible Fund, Total Return Fund, High Yield Corporate Bond Fund, Government Fund (formerly the Government Plus Fund), Tax Free Bond Fund (formerly the MacKay-Shields MainStay Tax Free Bond Fund), and the Money Market Fund (separate funds of the Trust), including the Portfolio of Investments as of December 31, 1995, the Statement of Assets and Liabilities as of December 31, 1995, the Statement of Operations for the period from September 1, 1994 through December 31, 1994 and the year ended December 31, 1995, the Statement of Changes in Net Assets for year ended December 31, 1995, the period from September 1, 1994 (inception in the case of the International Bond and Equity Funds) through December 31, 1994 and the year ended August 31, 1994, the Notes to the Financial Statements and the Report of Independent Accountants, all of which are included in the 1995 Annual Report to the Shareholders are hereby incorporated by reference into this Statement of Additional Information.

     Audited financial statements for the Equity Index Fund, including the Portfolio of Investments as of December 31, 1995, the Statement of Assets and Liabilities as of December 31, 1995, the Statement of Operations for the period from September 1, 1994 through December 31, 1994 and the year ended December 31, 1995, the Statement of Changes in Net Assets for year ended December 31, 1995, the period from September 1, 1994 through December 31, 1995 and the year ended August 31, 1994, the Notes to the Financial Statements and the Report of Independent Accountants, all of which are included in the 1995 Annual Report Update to the Shareholders, and audited financial statement for NYLIFE Inc. as of December 31, 1995 and 1994, are included in this Statement of Additional Information.

                               THE MAINSTAY FUNDS

                           PART C.  OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

a.  Financial Statements:

    Included in Part A of this Registration Statement:


    - To be filed by amendment

    Incorporated by reference in Part B of this Registration Statement:


    - To be filed by amendment

    Included in Part B of this Registration Statement:


    - To be filed by amendment

b.  Exhibits:

     1.    (a)  Amended and Restated Declaration of Trust dated August 30,
                1991 -- Previously filed as Exhibit 1(a) to Post-Effective Amendment No. 13*
           (b) Fifth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest, Par Value $.01 Per Share dated October 26, 1992 -- Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 16*
           (c) Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share -- Previously
                filed as Exhibit 1(b) to Post-Effective Amendment No. 11*
           (d)  Form of Establishment and Designation of Additional Series of
                Shares of Beneficial Interest, Par Value $.01 Per Share --
                Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 23*

           (e) Form of Declaration of Trust as Amended and Restated December 31, 1994 -- Previously filed as Exhibit 1(e) to Post-Effective Amendment No. 27*
           (f) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share -- Previously filed as Exhibit 1(e) to Post-Effective Amendment No. 28*


____________________
* Previously filed as part of this Registration Statement and incorporated herein by reference.

     2.    (a)  Amended and Restated By-laws dated August 30, 1991-- Previously filed as Exhibit 2 to Post-Effective Amendment No. 13*

           (b)  Amended and Restated By-Laws dated December 31, 1994

     3.    Inapplicable

     4. Specimen Share Certificate -- Previously filed as Exhibit 4 to Pre-Effective Amendment No. 2*

     5.    (a)(1)     Revised Form of Investment Advisory Agreement --
                      Capital Appreciation Fund -- Previously filed as Exhibit
                      5(a)(1) to Pre-Effective Amendment No. 2*
              (2)     Revised Form of Investment Advisory Agreement -- Value
                      Fund-- Previously filed as Exhibit 5(a)(2) to Pre-
                      Effective Amendment No. 2*
              (3)     Revised Form of Investment Advisory Agreement --
                      Convertible Fund -- Previously filed as Exhibit 5(a)(3) to
                      Pre-Effective Amendment No. 2*
              (4)     Revised Form of Investment Advisory Agreement -- High
                      Yield Corporate Bond Fund --Previously filed as Exhibit
                      5(a)(4) to Pre-Effective Amendment No. 2*
              (5)     Revised Form of Investment Advisory Agreement --Government
                      Fund -- Previously filed as Exhibit 5(a)(5) to Pre-
                      Effective Amendment No. 2*
              (6)     Revised Form of Investment Advisory Agreement -- Money
                      Market Fund -- Previously filed as Exhibit 5(a)(6) to Pre-
                      Effective Amendment No. 2*
              (7)     Form of Investment Advisory Agreement -- Tax Free Bond
                      Fund-- Previously filed as Exhibit 5(a)(7) to Post-
                      Effective Amendment No. 2*
              (8)     Revised Form of Investment Advisory Agreement -- Total
                      Return Fund -- Previously filed as Exhibit 5(a)(9) to
                      Post-Effective Amendment No. 4*

              (9)     Form of Investment Advisory Agreement --Equity Index Fund
                       -- Previously filed as Exhibit 5(a) to Post-Effective
                      Amendment No. 7*


____________________
* Previously filed as part of this Registration Statement and incorporated herein by reference.

              (10) Form of Investment Advisory Agreement --California Tax Free Fund and New York Tax Free Fund -- Previously filed as Exhibit 5(a) to Post-Effective Amendment No. 11*
              (11) Form of Investment Advisory Agreement --International Equity Fund and International Bond Fund -- Previously filed as Exhibit 5 to Post-Effective Amendment No. 23*

     6.(a)(1) Form of Distribution Agreement -- Previously filed as Exhibit 6(a) to Post-Effective Amendment No. 22*
       (b)     Form of Soliciting Dealer Agreement -- Previously filed as
               Exhibit 6(b) to Pre-Effective Amendment No. 1*

     7.        Inapplicable

     8.(a) Custodian Contract with State Street Bank and Trust Company -- Previously filed as Exhibit 8(a) to Pre-Effective Amendment No. 1*
       (b) Fee schedule for Exhibit 8(a) -- Previously filed as Exhibit 8(b) to Pre-Effective Amendment No. 2*

       (c)     Custodian Contract with Bank of New York --Previously filed as
               Exhibit 8(a) to Post-Effective Amendment No. 7*

     9.(a)(1)  Transfer Agency and Service Agreement --Previously filed as
               Exhibit 9(a)(1) to Pre-Effective Amendment No. 1*
          (2) Fee schedule for Exhibit 9(a)(1) -- Previously filed as Exhibit 9(a)(2) to Pre-Effective Amendment No. 2*
          (3) Indemnification Agreement -- Previously filed as Exhibit 9(a)(3) to Post-Effective Amendment No. 1*

       (b)(1) Form of Administration Agreement -- Equity Index Fund -- Previously filed as Exhibit 9(b) to Post Effective Amendment No. 20*
       (b)(2) Form of Administration Agreement -- California Tax Free Fund and New York Tax Free Fund -- Previously filed as Exhibit 9(b) to Post-Effective Amendment No. 21*



____________________
* Previously filed as part of this Registration Statement and incorporated herein by reference.

       (b)(3) Form of Composite Administration Agreement --Capital Appreciation Fund, Value Fund, Convertible Fund, Global Fund, Total Return Fund, Natural Resources/Gold Fund, High Yield Corporate Bond Fund, Government Fund and Tax Free Bond Fund --Previously filed as Exhibit 9(b) to Post-Effective Amendment No. 22*
       (b)(4) Form of Administration Agreement -- International Equity Fund and International Bond Fund --Previously filed as Exhibit 9(b) to Post-Effective Amendment No. 23*
       (c)     Form of Fund Accounting Service Agreement --Previously filed as
               Exhibit 9(11) to Post-Effective Amendment No. 6*

       (d) Form of Guaranty Agreement -- Equity Index Fund --Previously filed as Exhibit 9(c) to Post-Effective Amendment No. 7*
       (e) Form of Services Agreement -- Previously filed as Exhibit 9(b) to Post-Effective Amendment No. 25*

    10.        Opinion and consent of counsel**

    11.        Consent of independent accountants***

    12.        Inapplicable

    13. Investment representation letter relating to initial capital -- Previously filed as Exhibit 13 to Pre-Effective Amendment No. 1*

    14.(a)(1)  Revised Form of 403(b) Account Application --Previously filed as
               Exhibit 14(a)(1) to Post-Effective Amendment No. 3*
          (2)  Revised Form of 403(b) Custodial Agreement --Previously filed as
               Exhibit 14(a)(2) to Post-Effective Amendment No. 3*
       (b)(1) Form of 401(k) Adoption Agreement -- Previously filed as Exhibit 14(b)(1) to Pre-Effective Amendment No. 2*
          (2) Form of 401(k) Plan and Trust -- Previously filed as Exhibit 14(b)(2) to Pre-Effective Amendment No. 2*


____________________
* Previously filed as part of this Registration Statement and incorporated herein by reference.
** Previously filed with Rule 24f-2 Notice on February 26, 1996 and incorporated herein by reference.

***  To be filed by amendment.

     (c)(1) Form of IRS Form 5305-A -- Previously filed as Exhibit 14(c)(1) to Pre-Effective Amendment No. 2*
        (2) Revised Form of IRS Adoption Agreement and Custodian Disclosure Statement*
        (3) Form of MainStay Funds Individual Retirement Account Application and Transfer Request*

    15.(a)(1)  Form of Composite Plan of Distribution pursuant to Rule 12b-1
               (Class A shares) as approved October 30, 1995 -- Capital Appreciation Fund, Value Fund, Convertible Fund, Global Fund, Total Return Fund, Natural Resources/Gold Fund, High Yield Corporate Bond Fund, Government Fund and Tax Free Bond Fund

        (2) Form of Composite Plan of Distribution pursuant to Rule 12b-1 (Class B Shares) as approved October 30, 1995 -- Capital Appreciation Fund, Value Fund, Convertible Fund, Global Fund, Total Return Fund, Natural Resources/Gold Fund, High Yield Corporate Bond Fund, Government Fund and Tax Free Bond Fund
        (3) Form of Plan of Distribution pursuant to Rule 12b-1 -- International Equity Fund and International Bond Fund -- Previously filed as Exhibit 15 to Post-Effective Amendment
               No.23*
        (4) Form of Plan of Distribution pursuant to Rule 12b-1 (Class A Shares) -- International Equity Fund and International Bond
               Fund -- Previously filed as Exhibit 15(a)(4) to Post-Effective Amendment No. 25*
        (5) Form of Plan of Distribution pursuant to Rule 12b-1 (Class A Shares) -- California Tax Free Fund and New York Tax Free Fund -- Previously filed as Exhibit 15(a)(5) to Post-Effective Amendment No. 25*
        (6) Form of Plan of Distribution pursuant to Rule 12b-1 (Class B Shares) -- California Tax Free Fund and New York Tax Free Fund -- Previously filed as Exhibit 15(a)(6) to Post-Effective Amendment No. 25*

        (7) Form of Rule 12b-1 Distribution Plan -- Equity Index Fund -- Previously as Exhibit 15 to Post-Effective Amendment No. 24*

       (b) Form of Account Application -- Previously filed as Exhibit 15(b) to Post-Effective Amendment No. 6*

____________________
* Previously filed as part of this Registration Statement and incorporated herein by reference.

    16.   Inapplicable

    17.   Financial Data Schedule**

    18. Form of Multiple Class Plan Pursuant to Rule 18f-3 -- Previously filed as Exhibit 18 to Post-Effective Amendment No. 30

Item 25.  Persons Controlled by or under Common Control with Registrant



                                            Jurisdiction of  Percent of Voting
Name+                                       Organization     Securities Owned
-----                                       ---------------  -----------------
Aegis Technologies, Inc., which owns 100%   Delaware               94.15%
of the shares of:
          PFA Financial Centers, Inc.

Eagle Strategies Corporation                Arizona                100%

Greystone Realty Corporation which owns     Delaware               100%
 100% of the shares of:
  Greystone Realty Advisors, Inc.
  Greystone Realty Finance, Inc.
  Greystone Realty Management, Inc.
  Greystone Realty Partners, Inc.
  Greystone Realty Investors, Inc.

NYLIFE Administration Corp.                 Texas                  100%
(doing business as NYLACOR)

MacKay-Shields Financial Corporation        Delaware               100%

MSC Holding, Inc. (formerly Magnus          Georgia                 83.8%
 Software Corporation, Inc.)

MainStay Institutional Funds Inc.           Maryland               ***

Monitor Capital Advisors, Inc.              Delaware               100%

NAFCO Inc.                                  Delaware               100%
  which owns 83.33% of NYLIFE
    Structured Asset Management Company
     Ltd.

New York Life Capital Corporation           New York               100%

New York Life Fund, Inc.                    New York               *



** To be filed by amendment



                                            Jurisdiction of  Percent of Voting
Name+                                       Organization     Securities Owned
-----                                       ---------------  -----------------
New York Life Insurance and Annuity         Delaware               100%
  Corporation

New York Life International Investment Inc. Delaware
which owns 100% of the shares of:
 Monetary Research Ltd.                     Bermuda
 and 100% of the shares of:
 Quorum Capital Management Limited which    United Kingdom
 owns 33.345% of the shares of:
 Japan Gamma Asset Management Limited       Japan
                                            100%

New York Life MFA Series Fund, Inc.         Maryland               *

New York Life Settlement Corporation        Delaware               100%

New York Life Worldwide Holding, Inc.,      Delaware               100%
 which owns 100% of the shares of:
  New York Life Worldwide Capital, Inc.
  New York Life Worldwide Development, Inc.
  New York Life Worldwide (Bermuda) Ltd.    Bermuda
  New York Life Insurance Worldwide Ltd.
  and owns 99.97% of the shares of
  New York Life (U.K.) Ltd., which owns     United Kingdom
  100% of the shares of:
    Windsor Insurance Services Limited
    Life Assurance Management Corporation
    Windsor Broking Services Limited
    Windsor Pension Trust Managers Limited
    Windsor Home Loans Limited
    Windsor Trust Managers Limited
    Windsor Investment Management Limited,
    which owns 100% of the shares of
     WIM (Nominees) Limited
    Windsor Estate Agency Limited
    Windsor Starter Homes Limited
    Windsor Commercial Loans Limited
    Windsor Life Limited
    Gresham Unit Trust Managers Limited
    Gresham Mortgage Limited
    Gresham Trustees Limited
    Gresham Financial Services Limited



                                                 Jurisdiction of  Percent of Voting
Name+                                            Organization     Securities Owned
-----                                            ---------------  ------------------

Windsor (U.K.) Holding Co., Ltd., which
owns 100% of the shares of:
  Windsor Financial Management
  International Ltd.
  Windsor Unit Trust Nominees, Ltd.
  Windsor Unit Trust, Ltd.
  Windsor Investment Management, Ltd.
  Windsor Life Insurance Co., Ltd.,
  which owns
  100% of the shares of:
     Aetna Pension Trustees, Ltd.                South Korea
and owns 51% of the shares of:
KOHAP New York Life Insurance Ltd.
and owns 50.2% of the shares of:                 Indonesia
P.T. Asuransi Jiwa Sewu-New York Life
and owns 35% of the shares of:                   Mexico
GEO New York Life, S.A. and owns
31.25% of the shares of:                         United Kingdom
Life Assurance Holding Corporation
Limited, which owns 100% of the shares
of:
  Windsor Life Assurance Company
  Limited
  Gresham Life Assurance Society
  Limited

NYLCO, Inc.                                      New York         100%

NYLIFE Depositary Corporation which owns         Delaware         100%
16.67% of NYLIFE Structured Asset                Texas
Management Company Ltd.


NYL Benefit Services Company, Inc. which owns    Massachusetts    100%
100% of ADQ Insurance Agency Inc.

NYL Trust Company                                Massachusetts    100%

NYLICO, Inc.                                     New York         100%
(formerly New York Life Capital Corp.)

NYLIFE Distributors Inc.                         Delaware         100%

NYLIFE Equity Inc.                               Delaware         100%

NYLIFE Funding Inc.                              Delaware         100%



                                            Jurisdiction of  Percent of Voting
Name+                                       Organization     Securities Owned
-----                                       ---------------  ------------------
NYLIFE Healthcare Management Inc., which     Delaware                100%
owns 71.4% of total combined stock and
96.1% of the voting rights of:
  Express Scripts, Inc., which owns 100% of
  the shares of:
      Great Plains Reinsurance Company       Arizona
      Practice Patterns Science, Inc.        Delaware
      ESI Canada Holdings, Inc., which owns  Canada
      100% of the shares of:
         ESI Canada, Inc.
      IVTx of Houston                        Texas
      IVTx of Dallas
NYLCare Health Plans, Inc.                   Delaware
(formerly Sanus Corp. Health Systems),
which owns 100% of the shares of:
      New York Life and Health Insurance
      Company
      Avanti Health Systems, Inc., which     Texas
         owns 100% of the shares of:
         Avanti of the District, Inc.        Maryland
         Avanti of Illinois, Inc.            Illinois
         Avanti of New York, Inc.            New York
         Avanti of New Jersey, Inc.          New Jersey
  and owns 80% of the shares of:
  NYLCare Health Plans of the Mid-           Maryland
  Atlantic, Inc., which owns 100% of the
  shares of:
      Physicians Health Services
      Foundation, Inc.
      HealthPlus-D.C., Inc.                  District of Columbia
  Lonestar Holding Co., which owns 100%      Delaware
  of the shares of:
      Lone Star Health Plan, Inc., which     Texas
      owns 100% of the shares of:
          NYLCare Health Plans of the
          Gulf Coast, Inc.
  Prime Provider Corp., which owns 100%      New York
  of the shares of:
      Prime Provider Corp. of Texas          Texas
  Sanus of Connecticut, Inc.                 Connecticut
  Sanus Dental Plan of New Jersey, Inc.      New Jersey
  Sanus Dental Plan of Texas, Inc.           Texas
      NYLCare Health Plans of New York,      New York
      Inc.
  NYLCare Health Plans of Connecticut,       Connecticut
  Inc.



                                            Jurisdiction of  Percent of Voting
Name+                                       Organization     Securities Owned
-----                                       ---------------  ------------------
  NYLCare Health Plans of the Midwest, Inc.  Illinois
  NYLCare Health Plans of New Jersey,        New Jersey
  Inc.
  Sanus of Texas, Inc., which owns 100%      Texas
  of the shares of:
      Sanus Preferred Physicians, Inc.
  Sanus Preferred Providers West, Inc.       California
  Sanus Preferred Services, Inc.             Maryland
  Sanus Preferred Services of Illinois, Inc. Illinois
  NYLCare Health Plans of the                Texas
  Southwest, Inc.
  Sanus Reinsurance Company                  Arizona
  Sanus - New England, Inc.                  Delaware
  and owns 99.8% of the shares of:
  NYLCare Health Plans of Louisiana,         Louisiana
  Inc.
  Sanus of Maine, Inc.                       Delaware
  Sanus - Northeast, Inc.
  NYLCare Health Plans of Maine, Inc.        Maine
  WellPath of Carolina, Inc.                 Delaware
  WellPath Community Health Plans, Inc.      North Carolina
  Sanus of New York and New Jersey, Inc.     New York
  The ETHIX Corporation, which owns          Delaware
  100% of the shares of:
      ETHIX Assist, Inc.                     Oregon
      ETHIX Great Lakes, Inc.                Michigan
      ETHIX Mid-Atlantic, Inc., which        Pennsylvania
      owns 100% of the shares of:
          PriMed, Inc.                        New Jersey
      ETHIX Midlands, Inc.                    Delaware
      ETHIX Mid-Rivers, Inc.                  Missouri
      ETHIX National, Inc.                    Oregon
      ETHIX Northwest Public Services,        Washington
      Inc.
      NYLCare Health Plans of the
      Northwest, Inc., which owns 100%
      of the shares of:
          NYLCare Plus, Inc.
      ETHIX Pacific, Inc.                     Oregon
      ETHIX Risk Management, Inc.
      ETHIX Southeast, Inc.                   North Carolina
      and owns 80% of the shares of:
      ETHIX Southwest, Inc.                   Texas
  NYLCare NC Holdings, Inc., which            Delaware
  owns 50% of the shares of:



                                            Jurisdiction of  Percent of Voting
Name+                                       Organization     Securities Owned
-----                                       ---------------  ------------------
      Wellpath Community                      North Carolina
       Health Plan Holdings, LLC
  NYLCare of Maine, L.P.                      Maine
NYLIFE Inc.                                   New York              100%

NYLIFE Insurance Company of Arizona           Arizona               100%

NYLIFE Realty Inc. which owns 100% of the     Delaware              100%
shares of:  CNP Realty Investments, Inc.      Delaware

NYLIFE Refinery, Inc.                         Delaware              100%

NYLIFE Resources Inc.                         Delaware              100%

NYLIFE Securities Inc.                        New York              100%

NYLTEMPS Inc.                                 Delaware              100%

_____________________

+ By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-1A.

* New York Life serves as investment adviser to these entities, the shares of which are held of record by separate accounts of New York Life (for the New York Life Fund, Inc.) and NYLIAC (for the New York Life MFA Series Fund, Inc.). New York Life disclaims any beneficial ownership and control of these entities.

**   New York Life Foundation does not issue voting securities.

*** MacKay-Shields Financial Corporation and Monitor Capital Advisors, Inc. serve as investment advisers to this entity.

Item 26.  Number of Holders of Securities (as of January 31, 1996)

                                                 (2)
            (1)                               Number of
       Title of Class                       Record Holders
       --------------                       --------------

Shares of Common Stock:                 Class A         Class B
                                        -------         -------
  Shares of beneficial interest,
    Capital Appreciation Fund           9,349           112,265
  Shares of beneficial interest,
    Value Fund                          5,387            85,496
  Shares of beneficial interest,
    Convertible Fund                    4,174            47,974
  Shares of beneficial interest,
    High Yield Corporate Bond Fund      3,767            93,992
  Shares of beneficial interest,
    Government Fund                     2,116            67,438
  Shares of beneficial interest,
    Tax Free Bond Fund                    407            20,175
  Shares of beneficial interest,
    Money Market Fund                   4,013            41,235
  Shares of beneficial interest,
    Total Return Fund                   4,514            96,871
  Shares of beneficial interest,
    Equity Index Fund                   9,229            N/A
  Shares of beneficial interest,
    California Tax Free Fund              499               108
  Shares of beneficial interest,
    New York Tax Free Fund                530                67
  Shares of beneficial interest,
    International Equity Fund             678             6,153
  Shares of beneficial interest,
    International Bond Fund               135             1,745

Item 27.  Indemnification


     New York Life Insurance Company maintains Directors & Officers Liability insurance coverage totaling $100 million. The coverage limit applies each year and has been extended to cover Directors, Trustees and Officers of the Trust, and subsidiaries and certain affiliates of New York Life. Subject to the policies' terms, conditions, deductible and retentions, Directors, Officers and Trustees are covered for claims, including related expenses, made against them while acting in their capacities as such. The primary policy in the amount of $25 million is issued by National Union Fire Insurance Company of Pittsburgh, PA, and the excess policies in the amount at $75 million are issued by various insurance companies. The issuing insurance companies may be changed from time to time and there is no assurance that any or all of the current coverage will be maintained by New York Life.

     Article IV of Registrant's Declaration of Trust states as follows:

     Section 4.3.  Mandatory Indemnification.

     (a) Subject to the exceptions and limitations contained in paragraph (b) below:

        (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

        (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b) No indemnification shall be provided hereunder to a Trustee or officer:

        (i) against any liability to the Trust or a Series thereof or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

        (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

        (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph

     (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

          (A) by the court or other body approving the settlement or other disposition; or

          (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

     (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceedings of the character described in paragraph (a) of this
Section 4.3 shall be advanced by the Trust or a Series thereof to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient, to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

        (i) such undertaking is secured by surety bond or some other appropriate security provided by the recipient, or the Trust or a Series thereof shall be insured against losses arising out of any such advances; or

        (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees acts on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 4.3, a "Disinterested Trustee" is one who is not
(i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

Item 28.  Business or Other Connections of Investment Adviser


     The business of MacKay-Shields Financial Corporation and of Monitor Capital Advisors, Inc. is summarized under "Know with Whom You're Investing" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

     The business or other connections of each director and officer of MacKay-Shields Financial Corporation is currently listed in the investment adviser registration on Form ADV for MacKay-Shields Financial Corporation (File No. 801-
5594) and is hereby incorporated herein by reference.


     The business or other connections of each director and officer of Monitor Capital Advisors, Inc. is currently listed in the investment adviser registration on Form ADV for Monitor Capital Advisors, Inc. (File No. 801-34412) and is hereby incorporated herein by reference.

Item 29.  Principal Underwriters


     (a)  None.

     (b)

                                                                    (3)
        (1)                            (2)                     Positions and
 Name and Principal          Position and Office with          Officers with
 Business Address            NYLIFE Distributors Inc.            Registrant
---------------------------  ---------------------------   ---------------------
Topp, Richard                Director, President and       Vice President
 260 Cherry Hill Road        Chief Executive Officer
 Parsippany, NJ  07054
Adasse, Louis H.             Corporate Vice President      None
 51 Madison Avenue,
 New York, NY 10010
Boyle, Patrick G.            Director                      None
 260 Cherry Hill Road
 Parsippany, NJ 07054
Boyce, Jefferson C.          Director                      Senior Vice President
 51 Madison Avenue
 New York, NY 10010

                                                                    (3)
        (1)                            (2)                     Positions and
 Name and Principal          Position and Office with          Officers with
 Business Address            NYLIFE Distributors Inc.            Registrant
---------------------------  ---------------------------   ---------------------
Kane, Alice T.               Director                      Director
 51 Madison Avenue
 New York, NY  10010
Wecker, Richard A.           Director                      None
 51 Madison Avenue
 New York, NY 10010
Polis, Anthony               Senior Vice President and     Treasurer
 Morris Corporate Center I   Chief
 Building A                  Financial Officer
 300 Interpace Parkway
 Parsippany, NJ  07054
Calhoun, Jay S.              Vice President and            None
 51 Madison Avenue           Treasurer
 New York, NY 10010
Ubl, Walter W.               Director and Vice President   None
 260 Cherry Hill Road
 Parsippany, NJ 07054
Warga, Thomas                Vice President and General    None
 51 Madison Avenue           Auditor
 New York, NY  10010
Livornese, Linda             Vice President                President
 51 Madison Avenue
 New York, NY  10010
Galler, Robert W.            Corporate Vice President      None
 51 Madison Avenue
 New York, NY 10010
Zuccaro, Richard W.          Tax Vice President            Tax Vice
 51 Madison Avenue                                         President
 New York, NY 10010
Brady, Robert E.             Corporate Vice President      None
 260 Cherry Hill Road
 Parsippany, NJ 07054
Mistero, Frank               Corporate Vice President      None
 260 Cherry Hill Road
 Parsippany, NJ 07054
Miller, Paul C.              Corporate Vice President      None
 260 Cherry Hill Road
 Parsippany, NJ 07054
O'Byrne, John H.             Vice President and Chief      None
 51 Madison Avenue           Compliance Officer
 New York, NY 10010

                                                                    (3)
        (1)                            (2)                     Positions and
 Name and Principal          Position and Office with          Officers with
 Business Address            NYLIFE Distributors Inc.            Registrant
---------------------------  ---------------------------   ---------------------
Daoust, George R.              Assistant Vice President    None
  Morris Corporate Center I
  Building A
  300 Interpace Parkway
  Parsippany, NJ 07054
Arizmendi, Arphiela            Assistant Vice President  Assistant
  Morris Corporate Center I
  Building A
  300 Interpace Parkway
  Parsippany, NJ 07054
Cirillo, Antoinette B.         Assistant Vice President  Assistant
  Morris Corporate Center I
  Building A
  300 Interpace Parkway
  Parsippany, NJ 07054
Lorito, Geraldine              Assistant Vice President  Assistant
  Morris Corporate Center I
  Building A
  300 Interpace Parkway
  Parsippany, NJ 07054
Kearney, Sheila J.             Assistant Secretary       None
  51 Madison Avenue
  New York, NY  10010
Craft, Cindy                   Secretary                 None
  51 Madison Avenue
  New York, NY  10010

      (c)  Inapplicable.


Item 30.  Location of Accounts and Records.

     Certain accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant and NYLIFE Distributors Inc., 260 Cherry Hill Road, Parsippany, NJ 07054, at MacKay-Shields Financial Corporation, 9 West 57th Street, New York, NY 10019; Monitor Capital Advisors, Inc., 504 Carnegie Center, Princeton, New Jersey 08540, and at Quorum Capital Management Limited, Austin Friars House, 2-6, Austin Friars, London, England ECZN ZHE. Records relating to the duties of the Registrant's custodian and transfer agent are maintained by State Street Bank and Trust Company, 1776 Heritage Drive, Quincy, MA 02171; and records relating to Registrant's custodian for the California Tax

Free Fund, New York Tax Free Fund, International Equity Fund, International Bond Fund and Equity index Fund are maintained by the Bank of New York, 110 Washington Street, New York, NY 10286.

Item 31.  Management Services.

     Inapplicable.

Item 32.  Undertakings.

   b. Inapplicable.

   c. The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

Other. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 32 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington and the District of Columbia, on the 29th day of February, 1996.

                                 THE MAINSTAY FUNDS


                                 By:           ****
                                    -------------------------------
                                       WALTER W. UBL, President


          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 32 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signatures                    Title                          Date
       ----------                    -----                          ----

                *****             Chairperson and              February 29, 1996
---------------------             Trustee
ALICE T. KANE

                 ****             President (Chief             February 29, 1996
---------------------             Executive Officer)
WALTER B. UBL                     and Trustee


                   **             Chief Financial              February 29, 1996
---------------------             Officer (Principal
ANTHONY POLIS                     Financial and
                                  Accounting Officer)


               ******             Trustee                      February 29, 1996
---------------------
DONALD E. NICKELSON

                    *             Trustee                      February 29, 1996
---------------------
NANCY M. KISSINGER

                    *             Trustee                      February 29, 1996
---------------------
RALPH A. PFEIFFER, JR.

                  ***             Trustee                      February 29, 1996
---------------------
TERRY L. LIERMAN

               ******             Trustee                      February 29, 1996
---------------------
RICHARD S. TRUTANIC

                  ***             Trustee                      February 29, 1996
---------------------
DONALD K. ROSS



/s/ Jeffrey L. Steele
-------------------------
JEFFREY L. STEELE


* Executed by Jeffrey L. Steele pursuant to a power of attorney filed with Post-Effective Amendment No. 6 to the Registration Statement on December 22, 1989.
** Executed by Jeffrey L. Steele pursuant to a power of attorney filed with Post-Effective Amendment No. 8 to the Registration Statement on
        November 2, 1990.
*** Executed by Jeffrey L. Steele pursuant to a power of attorney filed with Post-Effective Amendment No. 13 to the Registration Statement on December 23, 1991.
**** Executed by Jeffrey L. Steele pursuant to a power of attorney filed with Post-Effective Amendment No. 19 to the Registration Statement on November 1, 1993.
***** Executed by Jeffrey L. Steele pursuant to a power of attorney filed with Post-Effective Amendment No. 24 to the Registration Statement on October 20, 1994.
****** Executed by Jeffrey L. Steele pursuant to a power of attorney filed with Post-Effective Amendment No. 29 to the Registration Statement on April 27, 1995.

                                 EXHIBIT INDEX

                EXHIBIT                                   ITEM
                -------                                   ----
Amended and Restated By-Laws dated                        2(b)
December 31, 1994

Form of Revised Composite Plan of                         15(a)(1)
Distribution pursuant to Rule 12b-1
(Class A shares) as approved October
30, 1995

Form of Revised Composite Plan of                         15(a)(2)
Distribution pursuant to Rule 12b-1
(Class B shares) as approved October
30, 1995